As filed with the Securities and Exchange Commission on September 28, 2009
Securities Act File No. 333-31359
Investment Company Act File No. 811-08295

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                         [X]

Pre-Effective Amendment No.                                      [   ]
Post-Effective Amendment No.   18                                                                                                                                                 [X]
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              [X]

Amendment No.   19                                                                                                                                                                            [X]
(Check appropriate box or boxes)

 NEW PROVIDENCE INVESTMENT TRUST
(Exact Name of Registrant as Specified in Charter)

116 South Franklin Street, P.O. Box 69, Rocky Mount, NC  27802-0069
                                        (Address of Principal Executive Offices)                               (Zip Code)

Registrant's Telephone Number, including Area Code (252) 972-9922

A. Vason Hamrick
 116 South Franklin Street, P.O. Box 69, Rocky Mount, NC  27802-0069
(Name and Address of Agent for Service)

With copies to:
Jeffrey T. Skinner
Kilpatrick Stockton LLP
1001 West Fourth Street
Winston-Salem, NC 27101-2400

                    Approximate Date of Proposed Public Offering:         As soon as practicable after
                                               the effective date of this filing

It is proposed that this filing will become effective:  (check appropriate box)

[X] immediately upon filing pursuant to paragraph (b);
[  ] on ________ (date) pursuant to paragraph (b);
[  ] 60 days after filing pursuant to paragraph (a)(1);
[  ] on ________ (date) pursuant to paragraph (a)(1);
[  ] 75 days after filing pursuant to paragraph (a)(2); or
[  ] on ________ (date) pursuant to paragraph (a)(2), of Rule 485.

If appropriate, check the following box:

[  ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

NEW PROVIDENCE INVESTMENT TRUST

CONTENTS OF REGISTRATION STATEMENT

This registration statement consists of the following papers and documents:

Cover Sheet
Contents of Registration Statement
Wisdom Fund
    -Part A – Institutional Class Shares Prospectus
    -Part A – Investor Class Shares, Class B Shares, and Class C Shares Prospectus
    -Part B - Statement of Additional Information
Part C - Other Information and Signature Page
Exhibit Index
Exhibits

                                   PART A

               FORM N-1A

                PROSPECTUSES

CUSIP Number 648224202                                                       NASDAQ Symbol WSDIX

   ________________________________________________________________________________________________________________________________________

WISDOM FUND

A series of the
New Providence Investment Trust

INSTITUTIONAL CLASS SHARES

 ________________________________________________________________________________________________________________________________________

PROSPECTUS
September 28, 2009

The Wisdom Fund (“Fund”) seeks to provide investors with a maximum total return consisting of any combination of capital appreciation, realized and unrealized gains, and income under constantly varying market conditions.  The Fund will seek to achieve this objective by investing as closely as possible in the securities known to be owned by Berkshire Hathaway Inc.

This Fund is NOT affiliated in any way with Berkshire Hathaway Inc.  There is no connection in any manner between the management of Berkshire Hathaway Inc., a public corporation, and that of the Wisdom Fund, a registered investment company.  The Wisdom Fund simply seeks to emulate as closely as possible the investment management policies of Berkshire Hathaway Inc.

Investment Advisor

Atlanta Investment Counsel, LLC
4161 Harris Trail, NW,
Atlanta, Georgia  30327

1-877-352-0020
www.wisdomfund.com

The Securities and Exchange Commission has not approved or disapproved the securities being offered by this prospectus or determined whether this prospectus is accurate and complete.  Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution.  Shares are not insured by the FDIC, Federal Reserve Board, or any other agency and are subject to investment risks including possible loss of principal amount invested.  Neither the Fund nor the Fund’s distributor is a bank.  You should read the prospectus carefully before you invest or send money.

INVESTMENT OBJECTIVE

The Wisdom Fund seeks to provide investors with a maximum total return consisting of any combination of capital appreciation, realized and unrealized gains, and income under constantly varying market conditions.  The Fund’s investment objective may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

The Wisdom Fund seeks to emulate as closely as possible the investment management policies of Berkshire Hathaway Inc. (“BRK”).  The Fund will seek to achieve this objective by investing as closely as possible in the securities known to be owned by BRK.  BRK generally holds investments in common stocks of both publicly traded and privately held companies.  The Fund’s holdings will be primarily comprised of both securities substantially identical to those publicly traded securities owned by BRK, and securities which Atlanta Investment Counsel, LLC (“Advisor”) believes possess similar characteristics to those of the privately held companies owned by BRK, to the extent those investments by BRK are publicly known.  It is the intent of the Fund to own each security in the same relative percentage as that security is represented in the total investment portfolio of BRK.

The Fund will invest primarily in equity securities.  The Fund may also invest in investment-grade fixed-income securities, money market instruments, real estate securities, precious metals securities, futures, and options to the extent permitted under the Investment Company Act of 1940, as amended (“1940 Act”) and consistent with the investment restrictions of the Fund as described in the Fund’s Statement of Additional Information (“SAI”).

In attempting to achieve its objective, the Fund may, from time to time, concentrate its investments in the securities of certain industries that are known to be owned by BRK.  Under such circumstances, the Fund may invest in excess of 25% of its total assets in one or more industries.  At other times, the Fund’s concentration in any particular industry may amount to less than 25% of its total assets.  It is important for investors to realize that the Fund’s decision to concentrate or not to concentrate at any given time is not discretionary and will, in all cases, be a direct result of the investments known to be made by BRK.

The Fund will be guided by the following portfolio allocation principles:

•	To the extent public information is available, the Fund will seek to invest in securities that are substantially identical to securities held by BRK;

•
Due to inefficiency in publicly available information concerning the securities held by BRK, it will not be possible at all times for the Fund to own 100% of the publicly traded securities held by BRK.  The Fund will, however, seek to hold at all times not less than 65% of the Fund’s assets in those securities.  It is also the intention of the Fund to own each such security in the same relative percentage as that security is held by BRK;

•
It will not be possible to invest in the privately held companies owned by BRK.  The Fund will, however, attempt to identify and invest in publicly traded companies with similar investment characteristics to those companies privately held by BRK; and

•
The Fund will seek to manage its portfolio in a manner that will allow the Fund to qualify as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (“Code”), and so that it will not be subject to taxation as a corporation and will receive “pass through” tax treatment.  Qualification as a RIC is central to the objective of the Fund and the performance of the Fund will be adversely affected if such qualification is not achieved.

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PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund is subject to investment risk, including the possible loss of some or the entire principal amount invested.  There can be no assurance that the Fund will be successful in meeting its investment objective.  Generally, the Fund will be subject to the following additional risks:

The Fund will not be able to own the same portfolio as BRK (as some BRK holdings are not publicly traded).  For a number of reasons, an investor in the Wisdom Fund should not expect that the investment performance of the Fund will be able to track the investment performance of BRK.

•
The assets in the Fund will likely never be identical to the assets in the portfolio of BRK because BRK has, in many cases, acquired several companies in their entirety and has purchased companies that were never publicly available.  Therefore, the Fund will seek to identify alternate investments which have similar investment characteristics and market volatility, and can reasonably be expected to generate a similar investment return.

•
There are fees and expenses related to the management and distribution of the Fund that are not paid by individuals who invest directly in BRK.  See the “Fees and Expenses of the Fund” section for more detailed information.

•	There is no guarantee that the Advisor will have the ability to purchase securities on behalf of the Fund on as favorable terms as BRK received when purchasing the same securities.

•
Investment decisions made by BRK are not always known to the public even immediately after those decisions are made.  The reputation that BRK enjoys in the investment community often results in price movement in securities selected for inclusion in the BRK portfolio, resulting in price appreciation.  The price of the security will likely be different by the time the Fund enters its purchase order, and its brokerage arrangements may result in different commissions being paid for the purchase of the same securities.

•
BRK is a corporation subject to income taxes.  The Fund, if it qualifies as a RIC for tax purposes, will not be subject to tax.  Thus, the effect of income taxes paid by BRK is likely to cause a divergence of long-term investment performance between BRK and the Fund, although it will be a divergence in favor of the Fund.  Nevertheless, in order to qualify as a RIC, the Fund will need to comply with certain tax requirements that will limit the Fund’s investments.

•
Certain investment decisions of BRK may be strongly guided by tax considerations not applicable to the Fund.  Accordingly, to the extent the Fund emulates BRK’s investment strategy, the Fund may enter into certain securities transactions, or fail to sell certain securities, that would not necessarily be entered into if the Fund were more actively managed.

Market Risk.  Market risk refers to the possibility that the value of equity securities held by the Fund may decline due to daily fluctuations in the securities markets.  Stock prices change daily as a result of many factors, including developments affecting the condition of both individual companies and the market in general.  The price of a stock may even be affected by factors unrelated to the value or condition of its issuer, such as changes in interest rates, national and international economic and/or political conditions and general equity market conditions.  In a declining stock market, prices for all companies (including those in the Fund’s portfolio) may decline regardless of their long-term prospects.  The Fund’s performance per share will change daily in response to such factors.

Industry Concentration Risk.  Another area of risk involves the potential concentration of the Fund’s assets in securities of particular industries.  Because the Fund’s investments may, from time to time, be concentrated in particular industries, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those industries

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and, as a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries.  Additionally, some of the industries in which the Fund may invest could be subject to greater government regulation than other industries and, therefore, changes in regulatory policies for those industries may have a material effect on the value of securities issued by companies in those industries.

ADDITIONAL RISK DISCLOSURE

The Board of Trustees of the Trust (“Trustees”) and the Advisor feel that certain additional information should be available to you concerning the risks of investing in the Fund.  Such information is provided here for those who feel it is helpful in their investment decision-making process:

•
The Fund will be valued at net asset value, using the total of the securities valued in the portfolio less the Fund’s accrued liabilities, as a determinant of total and per share value.  BRK is a corporation, and its stock is traded on the New York Stock Exchange (“NYSE”).  The investment return of the Fund will be dependent solely upon the direct investments held by the Fund.  The share price of BRK, in contrast, is based upon the market valuation of BRK as that company’s stock is traded on the NYSE.  Factors taken into account by investors buying and selling BRK shares may be dependent upon many factors (as with any common stock), which will not necessarily be limited to the investments held by BRK in its own portfolio.

•
While the Fund will invest primarily in common stocks and bonds traded in U.S. securities markets, some of the Fund’s investments may include foreign securities, illiquid securities, and securities purchased subject to a repurchase agreement or on a “when-issued” basis, which involve certain risks.  With regard to foreign securities, the risks may include additional foreign taxes, currency exchange rate fluctuation, less public information, and risks associated with U.S. and foreign regulations and political and social instability.  With regard to illiquid securities, risks include potential delays on resale and uncertainty in valuation of such securities.  Securities purchased pursuant to repurchase agreements involve a risk of decline in value of collateral and the associated costs of foreclosing on collateral.  Securities purchased on a “when issued” basis involve the risk of a loss if the value of the security to be purchased declines prior to the settlement date.  To the extent that equity securities will generally comprise the primary portion of the Fund’s portfolio, the Fund’s net asset value will be subject to stock market fluctuation, and a decline in the amount of your principal investment is a risk of investing in the Fund.  The Fund’s net asset value may also fluctuate due to fluctuation in the value of the fixed-income securities in the portfolio as a result of changes in the market interest rate, downgrading of the rating of a particular debt instrument, or other changes in the interest rate and fixed income market environment.  The Fund may borrow only under certain limited conditions (including to meet redemption requests); it may not borrow to purchase securities.  It is not the intent of the Fund to borrow except for temporary cash requirements.  Borrowing, if done, would tend to exaggerate the effects of market and interest rate fluctuations on the Fund’s net asset value until repaid.

As previously noted, however, the Fund intends to limit its investments so as to comply with diversification requirements imposed by the Code for qualification as a RIC.  The Fund spreads investment risk by, among other things, limiting its holdings in any one company or industry.  Nevertheless, the Fund will experience price volatility, the extent of which will be affected by the types of securities and techniques the Fund uses.  In addition, the Fund is a “diversified” fund as defined under Section 5(b) of the 1940 Act and as such at least 75% of its assets are invested in cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities that, for the purpose of this calculation, are limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding

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voting securities of the issuer.  The Advisor may use various investment techniques to hedge risks, including investment in derivative instruments, but there is no guarantee that these strategies will work as intended.

An investment in the Fund should not be considered a complete investment program.  Whether the Fund is an appropriate investment for an investor will depend largely on his or her financial resources and individual investment goals and objectives.  Investors who engage in short-term trading and/or other speculative strategies and styles will not find the Fund to be an appropriate investment vehicle if they want to invest in the Fund for a short period of time.

PERFORMANCE INFORMATION

The bar chart shown below provides an indication of the risks of investing in the Fund by showing (on a calendar year basis) changes in the Institutional Class Shares’ performance from year to year.  The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Wisdom Fund - Institutional Class Shares

2000	20.67%
2001	-6.62%
2002	-4.09%
2003	18.20%
2004	10.36%
2005	0.51%
2006	13.08%
2007	0.70%
2008	-32.19%

•	During the 9-year period shown in the bar chart above, the highest return for a calendar quarter was 10.96% (quarter ended September 30, 2000).
•	During the 9-year period shown in the bar chart above, the lowest return for a calendar quarter was (22.71)% (quarter ended December 31, 2008).
•	The calendar year-to-date return for the Institutional Class Shares as of the most recent calendar quarter was (2.76)% (quarter ended June 30, 2009).

The table shown on the next page provides an indication of the risks of investing in the Fund by showing how the Fund’s average annual total returns for one year, five years, and since inception compare to those of a broad-based securities market index.  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as an individual retirement account (IRA) or 401(k) plan.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

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Average Annual Total Returns Periods Ended December 31, 2008	Past 1 Year	Past 5 Years	Since Inception1
Wisdom Fund – Institutional Class Shares Before taxes After taxes on distributions After taxes on distributions and sale of shares	(32.19) % (32.98)% (27.36) %	(3.05) % (4.10) % (2.32) %	0.92% 0.20% 0.82%
S&P 500 Total Return Index2	(37.00) %	(2.19) %	(1.52) %

1.	February 16, 1999 (commencement of operations of the Institutional Class Shares)

2.
The S&P 500 Total Return Index is the Standard & Poor’s Composite Stock Price Index of 500 stocks and is a widely recognized, unmanaged index of common stock prices.  You cannot invest directly in this index.  This index does not have an investment advisor and does not pay any commissions, expenses, or taxes.  If this index did pay commissions, expenses, or taxes, its returns would be lower.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class Shares of the Fund:

Shareholder Fees for Institutional Class Shares
(fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed On Purchases (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed)	None

Annual Fund Operating Expenses for Institutional Class Shares
(expenses that are deducted from Fund assets)

Management Fees	0.50%

Distribution and/or Service (12b-1) Fees	None

Other Expenses1	1.94%

Acquired Fund Fees and Expenses2	0.01%

Total Annual Fund Operating Expenses2,3	2.45%

Fee Waivers and/or Expense Reimbursements3	0.69%

Net Expenses2,3	1.76%

1. “Other Expenses” are based upon actual expenses incurred by the Institutional Class Shares of the Fund for the fiscal year ended May 31, 2009.

2.  “Acquired Fund” means any investment company in which the Fund invests or has invested during the period.  The Fund’s “Acquired Fund Fees and Expenses” are based on amounts for the fiscal period ended May 31, 2009.  The “Total Annual Fund Operating Expenses” and “Net Expenses” will not correlate to the Fund’s ratio of expenses to average net assets in the Fund’s Financial Highlights, which reflects the operating expenses of the Fund and does not include “Acquired Fund Fees and Expenses.”  The Fund calculates the Acquired Funds’ expenses using the net expense ratios reported in the Acquired Funds’ most recent shareholder reports.

3.  “Total Annual Fund Operating Expenses” are based upon actual expenses incurred by the Fund for the fiscal year ended May 31, 2009.  The Advisor has entered into a contractual agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses, payments, if any, under a Rule 12b-1 Plan, and Acquired Fund Fees and Expenses) to not more than 1.75% of the average daily net assets of the Institutional Class Shares of the Fund for the fiscal year ending May 31, 2010.  It is expected that the contractual agreement will continue from year-to-year provided such continuance is approved by Trustees.  Subject to approval by the Trustees, the Advisor may be able to recoup fees waived and expenses assumed during any of the previous three (3) fiscal years, provided that the Fund’s total assets exceed $20 million and the Fund has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Fund to exceed 1.75% as described above.  See the “Management of the Fund - Expense Limitation Agreement” section below for more detailed information.

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Example: This example shows you the expenses you may pay over time by investing in the Institutional Class Shares of the Fund.  It is intended to help you compare the costs of investing in the Fund versus other mutual funds.  The projections are based upon a hypothetical investment of $10,000 for the time periods indicated, assuming all dividends and distributions are reinvested, and that all shares will be redeemed at the end of each period.  The example assumes a 5% total investment return each year, and assumes that the Fund’s expenses will remain exactly the same, although fee waivers and reimbursements, if any, made in accordance with the Expense Limitation Agreement are not reflected after the first year.  Both scenarios are unlikely to occur simultaneously, so the projection should be considered only an estimate.  Your actual costs, which may be higher or lower based on these assumptions, would be:

Number of Years	1 Year	3 Years	5 Years	10 Years
Fees	$179	$698	$1,243	$2,734

OTHER INVESTMENT POLICIES

The Fund may also invest in other types of securities as described in the Fund’s SAI when the Advisor believes they offer more attractive opportunities.  As a temporary defensive measure in response to adverse market, economic, political, or other conditions, the Fund may from time to time determine that market conditions warrant investing in investment-grade bonds, U.S. government securities, repurchase agreements, money market instruments, and to the extent permitted by applicable law and the Fund’s investment restrictions, shares of other investment companies.  Under such circumstances, the Advisor may invest up to 100% of the Fund’s assets in these investments.  Since investment companies investing in other investment companies pay management fees and other expenses relating to those investment companies, shareholders of the Fund would indirectly pay both the Fund’s expenses and the expenses relating to those other investment companies with respect to the Fund’s assets invested in such investment companies.  To the extent the Fund is invested for temporary defensive purposes, it will not be pursuing and may not achieve its investment objective.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund may, from time to time, make available portfolio holdings information at the following website, www.ncfunds.com, including lists of the ten largest holdings and/or the complete portfolio holdings as of the end of each calendar month.  To reach this information, select the link “Fund Search” found in the top right-hand corner of the home page.  Search for the Fund using key words such as “Wisdom” and then select the link “Wisdom Fund Institutional Class Shares.”  Under the section entitled “Portfolio Holdings,” there will be a link entitled “Click To View.”  This information is generally posted to the website within ten days of the end of each calendar month and remains available until new information for the next calendar month is posted.  A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

MANAGEMENT OF THE FUND

The Fund is a series of the New Providence Investment Trust (“Trust”), which is a registered open-end management investment company organized as a Massachusetts business trust on July 9, 1997.  The Fund is currently the only series of the Trust.  Series of the Trust are authorized to offer multiple classes of shares.  In addition to the Institutional Class Shares of

7

the Fund, the Fund also offers Investor Class Shares, Class B Shares, and Class C Shares, all of which are offered by another prospectus and have different sales charges, fees and expenses, and other features.  Investors interested in these other share classes should contact the Fund for a copy of the prospectus and additional information.

The Fund’s investment advisor is Atlanta Investment Counsel, LLC which, subject to the supervision and direction of the Trustees, has overall responsibility for the general management of the Fund, provides the Fund with a continuous program of supervision of the Fund’s assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies, and the purchase and sale of securities pursuant to an Investment Advisory Agreement with the Trust.  The Advisor was formed in 1998 and is an investment advisor registered under the Investment Advisers Act of 1940, as amended.  The Advisor has served solely as the investment advisor to the Fund and is located at 4161 Harris Trail, NW, Atlanta, Georgia 30327.

C. Douglas Davenport, J.D., President of the Advisor and portfolio manager, is responsible for the day-to-day management of the Fund’s portfolio including the selection of investments on behalf of the Fund.  Mr. Davenport has been involved with the Advisor since its inception in 1998.  Previously, Mr. Davenport served as a stockbroker and held advisory positions with various investment company service providers.  The Fund’s SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and his ownership of securities in the Fund.

As compensation for managing the Fund, the Fund pays the Advisor a monthly fee at the annual rate of 0.50% of the first $500 million of the average daily net assets of the Fund and 0.40% on assets over $500 million.  During the fiscal year ended May 31, 2009, the Advisor received advisory fees in the amount of $15,914 after waiving $59,386.  The Advisor also reimbursed the Fund $44,320 for the fiscal year ended May 31, 2009.

A discussion regarding the Trustee’s basis for approving the renewal of the Fund’s Investment Advisory Agreement is available in the Fund’s Semi-annual Report to shareholders for the six-month period ended November 30, 2008 and, when available, in the Semi-annual Report to shareholders for the six-month period ending November 30, 2009.  You may obtain a copy of the Semi-annual Report, without charge, upon request to the Fund.

In addition to the management fees, the Fund pays all expenses not assumed by the Advisor, including, without limitation: the fees and expenses of its independent registered public accounting firm and legal counsel; the costs of printing and mailing annual and semi-annual reports to shareholders, proxy statements, prospectuses, prospectus supplements, and statements of additional information; the costs of printing registration statements; bank transaction charges and custodian’s fees; any proxy solicitors’ fees and expenses; registration and/or filing fees; any federal, state, or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees’ liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made.  All general Trust expenses are allocated among and charged to the assets of the Trust’s series on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each series or the nature of the services performed and relative applicability to each series.

Expense Limitation Agreement.  In the interest of limiting expenses of the Fund, the Advisor has entered into an amended expense limitation agreement with the Trust (“Expense Limitation Agreement”), pursuant to which the Advisor has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Fund (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Fund’s business, amounts, if any, payable pursuant to a Rule 12b-1 Plan, and Acquired Fund Fees and Expenses) are limited to 1.75% of the

8

average daily net assets of the Institutional Class Shares of the Fund for the fiscal year ending May 31, 2010.  It is expected that the Expense Limitation Agreement will continue from year-to-year thereafter, provided such continuance is specifically approved by a majority of the Trustees who (i) are not “interested persons” of the Trust or any other party to the Expense Limitation Agreement, as defined in the 1940 Act, and (ii) have no direct or indirect financial interest in the operation of the Expense Limitation Agreement.  The Expense Limitation Agreement may also be terminated by the Advisor or the Trust at the end of the then-current term upon not less than 90 days’ notice to the other party as set forth in the Expense Limitation Agreement.

The Fund may at a later date reimburse the Advisor for the management fees waived or limited, and/or other expenses assumed and paid by the Advisor pursuant to the Expense Limitation Agreement during any of the previous three fiscal years, provided that the Fund has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Fund to exceed 1.75% as stated above.  Consequently, no reimbursement by the Fund will be made unless: (i) the Fund’s assets exceed $20 million; (ii) the Fund’s total annual expense ratio is less than 1.75% as stated above; and (iii) the payment of such reimbursement has been approved by the Trustees on a quarterly basis.

THE ADMINISTRATOR

The Nottingham Company (“Administrator”) serves as the administrator and fund accounting agent for the Fund.  The Administrator assists the Advisor in the performance of its administrative responsibilities to the Fund, coordinates the services of each vendor of the Fund, and provides the Fund with certain administrative, fund accounting, and compliance services.  The Administrator also makes available the office space, equipment, personnel, and facilities required to provide such services to the Fund.  For these services, the Administrator is compensated by the Trust pursuant to an Amended and Restated Fund Accounting and Compliance Administration Agreement.

THE TRANSFER AGENT

Nottingham Shareholder Services, LLC (“Transfer Agent”) serves as the Fund’s transfer, dividend paying, and shareholder servicing agent.  As indicated later in the sections entitled “Purchasing Fund Shares” and “Redeeming Fund Shares” of this Prospectus, the Transfer Agent will handle your orders to purchase and redeem shares of the Fund, and will disburse dividends paid by the Fund.  The Transfer Agent is compensated for its services by the Trust pursuant to a Dividend Disbursing and Transfer Agent Agreement.

BROKERAGE PRACTICES

In selecting brokers and dealers, the Advisor may consider research and brokerage services furnished to either the Advisor or its affiliates.  The Advisor may not consider sales of shares of the Fund as a factor in the selection of brokers and dealers, but may place portfolio transactions with brokers and dealers that promote or sell the Fund’s shares so long as such transactions are done in accordance with the policies and procedures established by the Trustees that are designed to ensure that the selection is based on the quality of execution and not on sales efforts.  When placing portfolio transactions with a broker or dealer, the Advisor may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other advisory accounts managed by the Advisor, if any.  In aggregating such securities, the Advisor will average the transaction as to price and will allocate

9

available investments in a manner which the Advisor believes to be fair and reasonable to the Fund and such other advisory accounts.  An aggregated order will generally be allocated on a pro rata basis among all participating accounts, based on the relative dollar values of the Fund and the participating accounts, or using any other method deemed to be fair and reasonable to the Fund and the participating accounts, with any exceptions to such methods involving the Trust being reported by the Advisor to the Trustees.  Certain securities trades may be cleared through Donaldson & Co., Incorporated, a registered broker-dealer affiliate of the Advisor.  The Trustees review the brokerage policies and rates quarterly.

The 1940 Act generally prohibits the Fund from engaging in principal securities transactions with an affiliate of the Advisor unless pursuant to an exemptive order from the Securities and Exchange Commission (“SEC”).  The Fund may apply for such exemptive relief.  The Fund does not consider broker-dealer affiliates of an investment advisor to one fund to be affiliates of the investment advisors to other funds for which the investment advisor does not provide investment advice.  The Fund has adopted procedures, prescribed by Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which are reasonably designed to provide that any commission it pays to affiliates of the Advisor does not exceed the usual and customary broker’s commission.  The Fund will adhere to Section 11(a) of the Securities Exchange Act of 1934, as amended, and any applicable rules thereunder governing floor trading.  The Fund has adopted procedures permitting it to purchase securities, under certain restrictions prescribed by a rule under the 1940 Act, in a public offering in which an affiliate of the Advisor or the Advisor is an underwriter.

PURCHASING FUND SHARES

Institutional Class Shares are sold and redeemed at net asset value.  Shares may be purchased by any account managed by the Advisor and any other broker-dealer authorized to sell shares in the Fund.  The minimum initial investment is $25,000.  The minimum additional investment is $250.  The Fund may, in the Advisor’s sole discretion, accept certain accounts with less than the minimum investment.

The price at which a purchase or redemption is effected is based on the next calculation of the Fund’s net asset value after an order is received, subject to the order being accepted by the Fund in good form.  An order is considered to be in good form if it includes a complete and accurate application and payment in full of the purchase amount.  The Fund’s net asset value per share is calculated for purchases and redemption of shares of the Fund by dividing the value of total Fund assets, less liabilities (including Fund expenses, which are accrued daily), by the total number of outstanding shares of the Fund.  The net asset value per share of the Fund is normally determined at the time regular trading closes on the New York Stock Exchange (“NYSE”), currently 4:00 p.m. Eastern time, Monday through Friday, except when the NYSE closes earlier.  The Fund does not calculate net asset value on business holidays when the NYSE is closed.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Trustees.  In determining the value of the Fund’s total assets, portfolio securities are generally valued at their market value by quotations from the primary market in which they are traded.  Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value.  The Fund normally uses third party pricing services to obtain market quotations.  Securities for which representative market quotations are not readily available or which cannot be accurately valued using the Fund’s normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees.  Fair value pricing may be used, for example, in situations where (i) a portfolio security, such as an illiquid security, foreign security, or small-cap stock, is so thinly traded or so recently issued that there have been no transactions for that security over an extended period of time; (ii) the value of a portfolio security, such as a fixed income security, cannot be made by analogy to a comparable security; (iii) the exchange on which the portfolio security is principally traded closes early; or (iv) trading of the particular portfolio security is halted during the day and does not resume prior to the Fund’s net asset value calculation or the validity of a market quotation received is questionable.  Pursuant to policies adopted by the Trustees, the Advisor consults with the Administrator on a regular basis regarding the need for fair value pricing.  The Advisor is responsible for notifying the Trustees (or the Trust’s Fair Value Committee) when it believes that fair value pricing is required for a particular security.  The Fund’s policies

10

regarding fair value pricing are intended to result in a calculation of the Fund’s net asset value that fairly reflects portfolio security values as of the time of pricing.  A portfolio security’s “fair value” price may differ from the price next available for the portfolio security using the Fund’s normal pricing procedures, and the fair value price may differ substantially from the price at which the security may ultimately be traded or sold.  If such fair value price differs from the price that would have been determined using the Fund’s normal pricing procedures, a shareholder may receive more or less proceeds or shares from redemptions or purchases of the Fund’s shares, respectively, than a shareholder would have otherwise received if the security were priced using the Fund’s normal pricing procedures.  The performance of the Fund may also be affected if a portfolio security’s fair value price were to differ from the security’s price using the Fund’s normal pricing procedures.  To the extent the Fund invests in other open-end investment companies that are registered under the 1940 Act, the Fund’s net asset value calculations are based upon the net asset value reported by such registered open-end investment companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.  The Trustees monitor and evaluate the Fund’s use of fair value pricing, and periodically review the results of any fair valuation under the Fund’s policies.

Regular Mail Orders.  Payment for shares must be made by check from a U.S. financial institution and payable in U.S. dollars.  Cash, money orders, and traveler’s checks will not be accepted by the Fund.  If checks are returned due to insufficient funds or other reasons, your purchase will be canceled.  You will also be responsible for any losses or expenses incurred by the Fund, Administrator, and Transfer Agent. The Fund will charge a $35 fee and may redeem shares of the Fund already owned by the purchaser or shares of another identically registered account in another series of the Trust to recover any such loss.  For regular mail orders, please complete a Fund Shares Application and mail it, with your check made payable to the “Wisdom Fund,” to:

Wisdom Fund
Institutional Class Shares
c/o Nottingham Shareholder Services
116 South Franklin Street
Post Office Box 4365
Rocky Mount, North Carolina 27803-0365

The application must contain your Social Security Number (“SSN”) or Taxpayer Identification Number (“TIN”).  If you have applied for a SSN or TIN at the time of completing your account application but have not received your number, please indicate this on the application and include a copy of the form applying for the SSN or TIN.  Taxes are not withheld from distributions to U.S. investors if certain IRS requirements regarding SSNs and TINs are met and we have not been notified by the IRS that the particular U.S. investor is subject to back-up withholding.

By sending a check to the Fund, please be aware that you are authorizing the Fund to make a one-time electronic debit from you account at the financial institution indicated on your check.  Your bank account will be debited as early as the same day the Fund receives your payment in the amount of your check.  Your original check will be destroyed once processed, and you will not receive your cancelled check back.  If the Fund cannot post the transaction electronically, you authorize the Fund to present an image copy of your check for payment.

Bank Wire Orders.  Purchases may also be made through bank wire transfers from your financial institution.  To establish a new account or add to an existing account by wire, please call the Fund at 1-800-773-3863 for wire instructions and to advise the Fund of the investment, dollar amount, and account identification number.

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Additional Investments.  You may also add to your account by mail or wire at any time by purchasing shares at the then current public offering price.  The minimum additional investment is $250.  Before adding funds by bank wire, please call the Fund at 1-800-773-3863 for wire instructions and to advise the Fund of the investment, dollar amount, and the account identification number.  Mail orders should include, when possible, the “Invest by Mail” stub which is attached to your Fund confirmation statement.  Otherwise, please identify your account in your letter.

Automatic Investment Plan.  The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account.  With shareholder authorization and bank approval, the fund will automatically charge the checking account for the amount specified ($100 minimum), which will be automatically invested in shares at the public offering price on or about the 21st day of the month.  The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

Exchange Feature.  You may exchange shares of the Fund for Institutional Class Shares of any other series of the Trust offered for sale in the state in which you reside.  Prior to making an investment decision or giving us your instructions to exchange shares, please read the prospectus for the series in which you wish to invest.  However, the Fund is currently the only series of the Trust being offered.

The Trustees reserve the right to suspend, terminate, or amend the terms of the exchange privilege upon prior written notice to the shareholders.

Stock Certificates.  The Fund normally does not issue stock certificates.  Evidence of ownership of shares is provided through entry in the Fund’s share registry.  Investors will receive account statements (and, where applicable, purchase confirmations) that will show the number of shares owned.

Important Information about Procedures for Opening a New Account.  Under the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act of 2001), the Fund is required to obtain, verify, and record information to enable the Fund to form a reasonable belief as to the identity of each customer who opens an account.  Consequently, when an investor opens an account, the Fund will ask for the investor’s name, street address, date of birth (for an individual), social security or other tax identification number (or proof that the investor has filed for such a number), and other information that will allow the Fund to identify the investor.  The Fund may also ask to see the investor’s driver’s license or other identifying documents.  An investor’s account application will not be considered “complete” and, therefore, an account will not be opened and the investor’s money will not be invested until the Fund receives this required information.  If after opening the investor’s account the Fund is unable to verify the investor’s identity after reasonable efforts, as determined by the Fund in its sole discretion, the Fund may (i) restrict redemptions and further investments until the investor’s identity is verified; and (ii) close the investor’s account without notice and return the investor’s redemption proceeds to the investor.  If the Fund closes an investor’s account because the Fund was unable to verify the investor’s identity, the Fund will value the account in accordance with the Fund’s next net asset value calculated after the investor’s account is closed.  In that case, the investor’s redemption proceeds may be worth more or less than the investor’s original investment.  The Fund will not be responsible for any losses incurred due to the Fund’s inability to verify the identity of any investor opening an account.

Additional Information.  The Fund reserves the right to (i) refuse to accept any request to purchase shares of the Fund for any reason; or (ii) suspend its offering of shares at any time.

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REDEEMING FUND SHARES

Regular Mail Redemptions.  Regular mail redemption requests should be addressed to:

Wisdom Fund
Institutional Class Shares
c/o Nottingham Shareholder Services
116 South Franklin Street
Post Office Box 4365
Rocky Mount, North Carolina 27803-0365

Your request for redemption should include the following:

•
Your letter of instruction specifying the account number and number of shares or the dollar amount, to be redeemed.  This request must be signed by all registered shareholders in the exact names in which they are registered;

•	Any required signature guarantees (see “Signature Guarantees” below); and
•	Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds normally will be sent to you within seven days after receipt of your redemption request.  The Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored.  Such delay (normally no more than 15 calendar days) may be reduced or avoided if the purchase is made by certified check or wire transfer.  In all cases, the net asset value next determined after receipt of the request for redemption will be used in processing the redemption request.

Telephone and Bank Wire Redemptions.  Unless you decline the telephone transaction privileges on your account application, you may redeem shares of the Fund by telephone.  You may also redeem shares by bank wire under certain limited conditions.  The Fund will redeem shares in this manner when so requested by the shareholder only if the shareholder confirms redemption instructions in writing, using the instructions above.

The Fund may rely upon confirmation of redemption requests transmitted via facsimile (Fax No.  252-972-1908).  The confirmation instructions must include the following:

•	Designation of Class (Institutional Class Shares),
•	Shareholder(s) name and account number,
•	Number of shares or dollar amount to be redeemed,
•	Instructions for transmittal of redemption proceeds to the shareholder, and
•	Shareholder(s) signature(s) as it/they appear(s) on the application then on file with the Fund.

Redemption proceeds will not be distributed until written confirmation of the redemption request is received, per the instructions above.  You can choose to have redemption proceeds mailed to your address of record, your financial institution, or to any other authorized person, or you can have the proceeds sent by wire transfer to your financial institution ($5,000 minimum).  Redemption proceeds cannot be wired on days your financial institution is not open for business.  You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Fund.  See “Signature Guarantees” below.

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The Fund, in its discretion, may choose to pass through to redeeming shareholders any charges imposed by the Fund’s custodian for wire redemptions.  If this cost is passed through to redeeming shareholders by the Fund, the charge will be deducted automatically from your account by redemption of shares in your account.  Your financial institution or brokerage firm may also impose a charge for processing the wire.  If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

You may redeem shares, subject to the procedures outlined above, by calling the Fund at 1-800-773-3863.  Redemption proceeds will only be sent to the bank account or person named in your account application currently on file with the Fund.  Telephone redemption privileges authorize the Fund to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Fund or its agents to be genuine.  The Fund or its agents will employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine.  The Fund will not be liable for any losses due to either unauthorized or fraudulent instructions.  The Fund will also not be liable for following telephone instructions reasonably believed to be genuine.

Systematic Withdrawal Plan.  A shareholder who owns shares of the Fund valued at $25,000 or more at the current offering price may establish a systematic withdrawal plan to receive a monthly or quarterly check in a stated amount not less than $100.  Each month or quarter, as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount.  The shareholder may establish this service whether dividends and distributions are reinvested in shares of the Fund or paid in cash.  Call or write the Fund for an application form.

Minimum Account Size.  The Trustees reserve the right to redeem involuntarily any account having a net asset value of less than $25,000 (due to redemptions, exchanges, or transfers, and not due to market action) upon 30-days’ prior written notice.  If the shareholder brings his account net asset value up to at least $25,000 during the notice period, the account will not be redeemed.  Redemptions from retirement plans may be subject to federal income tax withholding. Shareholders may also be charged a fee by their broker or agent if shares are redeemed or transferred through their broker or agent.

Redemptions in Kind.  The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind.  It is possible, however, that conditions may arise in the future, which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash.  In such case, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund.  Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the Fund’s net asset value per share.  Shareholders receiving them would incur brokerage costs when these securities are sold.  An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any 90-day period, the lesser of (i) $250,000 or (ii) one percent (1%) of the Fund's net asset value at the beginning of such period.

Signature Guarantees.  To protect your account and the Fund from fraud, signature guarantees may be required to ensure that you are the person who has authorized a change in registration or standing instructions for your account.  Signature guarantees are generally required for (i) change of registration requests; (ii) requests to establish or to change exchange privileges or telephone and bank wire redemption service other than through your initial account application; (iii) transactions where proceeds from redemptions, dividends, or distributions are sent to an address or financial institution differing from the address or financial institution of record; and (iv) redemption requests in excess of $50,000.  Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange, or association clearing agency and must appear on the written request for change of registration, establishment or change in exchange privileges, or redemption request.

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Miscellaneous.  All redemption requests will be processed and payment with respect thereto will normally be made within seven days after the redemption order is received.  The Fund reserves the right to suspend any redemption request involving recently purchased shares until the check for the recently purchased shares has cleared.  The Fund may suspend redemption, if permitted by the 1940 Act, for any period during which the NYSE is closed or during which trading is restricted by the SEC or if the SEC declares that an emergency exists.  Redemptions may also be suspended during other periods permitted by the SEC for the protection of the Fund’s shareholders.  During drastic economic and market changes, telephone redemption privileges may be difficult to implement.

Additional Information.  Sales and redemptions of shares of the same class by the same shareholder on the same day will be netted for the Fund.

PURCHASING OR REDEEMING SHARES
THROUGH A FINANCIAL INTERMEDIARY

You may purchase or redeem shares of the Fund through an authorized financial intermediary (such as a financial planner or advisor).  To purchase or redeem shares based upon the net asset value of any given day, your financial intermediary must receive your order before the close of regular trading on the NYSE that day.  Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation, and money to the Fund on time.  Your financial intermediary may charge additional transaction fees for its services.

Certain financial intermediaries may have agreements with the Fund that allow them to enter confirmed purchase and redemption orders on behalf of clients and customers.  Under this arrangement, the financial intermediary must send your payment to the Fund by the time the Fund prices its shares on the following business day.

The Fund is not responsible for ensuring that a financial intermediary carries out its obligations.  You should look to the financial intermediary through whom you wish to invest for specific instructions on how to purchase or redeem shares of the Fund.

FREQUENT PURCHASES AND REDEMPTIONS

Frequent purchases and redemptions (“Frequent Trading”) of shares of the Fund may present a number of risks to other shareholders of the Fund.  These risks may include, among other things, dilution in the value of shares of the Fund held by long-term shareholders, interference with the efficient management by the Advisor of the Fund’s portfolio holdings, and increased brokerage and administration costs.  Due to the potential of a thin market for the Fund’s portfolio securities, as well as overall adverse market, economic, political, or other conditions that may affect the sale price of portfolio securities, the Fund could face untimely losses as a result of having to sell portfolio securities prematurely to meet redemptions.  Current shareholders of the Fund may face unfavorable impacts, as portfolio securities concentrated in certain sectors may be more volatile than investments across broader ranges of industries.  Sector-specific market or economic developments may make it more difficult to sell a significant amount of shares at favorable prices to meet redemptions or changes in interest rates may create unfavorable market prices for fixed income securities.  Frequent Trading may also increase portfolio turnover which may result in increased capital gains taxes for shareholders of the Fund.  These capital gains could include short-term capital gains taxed at ordinary income tax rates.

The Trustees have adopted a policy with respect to Frequent Trading that is intended to discourage and identify such activity by shareholders of the Fund.  The Fund does not accommodate Frequent Trading.  Under the adopted policy, the Transfer Agent provides a daily record of shareholder trades to the Advisor.  The Transfer Agent also assists the Advisor in monitoring and testing shareholder purchase and redemption orders for possible incidents of Frequent Trading.  The Advisor has the discretion to limit investments from an

15

investor whom the Advisor believes has a pattern of Frequent Trading that the Advisor considers not to be in the best interests of the other shareholders in the Fund by the Fund’s refusal to accept further purchase and/or exchange orders from such investor.  The Fund’s policy regarding Frequent Trading is to limit investments from investor accounts that purchase and redeem shares over a period of less than ten days in which (i) the redemption amount is within ten percent of the previous purchase amount(s); (ii) the redemption amount is greater than $10,000; and (iii) two or more such redemptions occur during a 60 calendar day period.  In the event such a purchase and redemption pattern occurs, an investor account and any other account with the same taxpayer identification number will be precluded from investing in the Fund (including investments that are part of an exchange transaction) for at least 30 calendar days after the redemption transaction.

This policy is intended to apply uniformly, except that the Fund may not be able to identify or determine that a specific purchase and/or redemption is part of a pattern of Frequent Trading or that a specific investor is engaged in Frequent Trading, particularly with respect to transactions made through accounts such as omnibus accounts or accounts opened through third-party financial intermediaries such as broker-dealers and banks (“Intermediary Accounts”).  Therefore, this policy is not applied to omnibus accounts or Intermediary Accounts.  Omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and to purchase, redeem, and exchange Fund shares without the identity of the particular shareholders being known to the Fund.  Like omnibus accounts, Intermediary Accounts normally permit investors to purchase, redeem, and exchange Fund shares without the identity of the underlying shareholder being known to the Fund.  The ability of the Fund to monitor and detect Frequent Trading through omnibus accounts and Intermediary Accounts would be very limited, and there would be no guarantee that the Fund could identify shareholders who might be engaging in Frequent Trading through such accounts or curtail such trading.  The Advisor currently does not allow exceptions to this policy.

Intermediaries may apply frequent trading policies that differ from those described in this Prospectus.  If  you invest with the Fund through an intermediary, please read that firm’s program materials carefully to learn of any rules or fees that may apply.

Although the Fund has taken steps to discourage Frequent Trading of the Fund’s shares, there is no guarantee that such trading will not occur.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The following information is meant as a general summary for U.S. taxpayers.  Additional tax information appears in the SAI.  Shareholders should rely on their own tax advisors for advice about the particular federal, state, and local tax consequences of investing in the Fund.

The Fund will distribute most of its income and realized gains to its shareholders every year.  Dividends paid by the Fund derived from net investment income, if any, will generally be paid monthly or quarterly and capital gains distributions, if any, will be made at least annually.  Shareholders may elect to take dividends from net investment income or capital gains distributions, if any, in cash or reinvest them in additional Fund shares.  Although the Fund will not be taxed on amounts it distributes, shareholders will generally be taxed on distributions, regardless of whether distributions are paid by the Fund in cash or reinvested in additional Fund shares.

A particular dividend distribution generally will be taxable as qualified dividend income, long-term capital gains, or ordinary income.  Qualified dividend income generally includes dividends paid by U.S. corporations and certain qualifying foreign corporations, provided the foreign corporation is not a passive foreign investment company.  Any distribution

16

resulting from such qualified dividend income received by the Fund will be designated as qualified dividend income.  If the Fund designates a dividend distribution as qualified dividend income, it generally will be taxable to individual shareholders at the long-term capital gains tax rate provided certain holding period requirements are met.  If the Fund designates a dividend distribution as a capital gains distribution, it generally will be taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held their Fund shares.  To the extent the Fund engages in increased portfolio turnover, short-term capital gains may be realized and any distribution resulting from such gains will be considered ordinary income for federal tax purposes.  All taxable dividends paid by the Fund other than those designated as qualified dividend income or capital gains distributions will be taxable as ordinary income to shareholders.

Taxable distributions paid by the Fund to corporate shareholders will be taxed at corporate tax rates.  Corporate shareholders may be entitled to a dividends received deduction (“DRD”) for a portion of the dividends paid and designated by the Fund as qualifying for the DRD.

If the Fund declares a dividend in October, November, or December but pays it in January, it will be taxable to shareholders as if the dividend had been received in the year it was declared.  Every year, each shareholder will receive a statement detailing the tax status of any Fund distributions for that year.  Distributions may be subject to state and local taxes, as well as federal taxes.

In general, a shareholder who sells or redeems shares will realize a capital gain or loss, which will be long-term or short-term, depending upon the shareholder’s holding period for the Fund shares, provided that any loss recognized on the sale of Fund shares held for less than six months or less will be treated as long-term capital loss to the extent of capital gain dividends received with respect to such shares.  An exchange of shares may be treated as a sale and any gain may be subject to tax.

As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the fourth lowest rate for taxpayers filing as unmarried individuals (presently 28% for 2009) for all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding.  Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due.  Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

Shareholders should consult their own tax advisors to ensure that distributions and sale of Fund shares are treated appropriately on their income tax returns.

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s Institutional Class Shares financial performance for the previous five fiscal years.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).  The financial data included in the table below have been derived from audited financial statements of the Fund’s Institutional Class Shares.  The financial data in the table for the fiscal years ended May 31, 2006, 2007, 2008, and 2009 have been audited by Briggs, Bunting & Dougherty, LLP, an independent registered public accounting firm, whose reports covering such year are incorporated by reference into the SAI.  The financial data in the tables for all other periods were audited by a different independent registered public accounting firm.  This information should be read in conjunction with the Fund’s latest audited annual financial statements and notes thereto, which are also incorporated by reference to the SAI, a copy of which may be obtained at no charge by calling the Fund.  Further information about the performance of the Fund is contained in the Annual Report of the Fund, a copy of which may also be obtained at no charge by calling the Fund at 1-800-773-3863.

Institutional Class Shares

(For a Share Outstanding Throughout each Year)

	Year ended May 31, 2009	Year ended May 31, 2008	Year ended May 31, 2007	Year ended May 31, 2006	Year ended May 31, 2005
Net Asset Value, Beginning of Year	$11.22	$14.12	$12.74	$13.16	$12.62
Income (Loss) from Investment Operations Net investment income Net realized and unrealized gain (loss) on securities and foreign currency translation Total from Investment Operations	0.07 (3.53) (3.46)	0.01 (1.21) (1.20)	0.03 2.42 2.45	0.16(c) 0.19 0.35	0.08 0.63 0.71
Less Distributions Dividends (from net investment income) Distributions (from capital gains) Total Distributions	(0.07) (0.61) (0.68)	-- (1.70) (1.70)	-- (1.07) (1.07)	(0.05) (0.72) (0.77)	-- (0.17) (0.17)
Net Asset Value, End of Year	$7.08	$11.22	$14.12	$12.74	$13.16
Total Return(a)	(30.72)%	(8.85)%	19.82%	2.63%	5.65%
Net Assets, End of Year (000’s)	$2,937	$4,462	$4,875	$4,386	$5,090
Average Net Assets for the Year (000’s)	$3,302	$4,566	$4,531	$4,762	$4,953
Ratios of: Gross Expenses to Average Net Assets(b) Net Expense to Average Net Assets(b) Net Investment Income to Average Net Assets	2.44% 1.75% 0.83%	1.73% 1.73% 0.11%	1.48% 1.48% 0.24%	1.28% 1.28% 1.05%	1.23% 1.23% 0.60%
Portfolio Turnover Rate	37.12%	30.89%	10.72%	19.03%	41.99%

(a)Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(b)The expense ratios listed reflect total expenses prior to any waivers and reimbursements (gross expense ratio) and after any waivers and reimbursements (net expense ratio).

(c)No effect to net investment income due to reimbursement of $10,752 by Advisor for certain trade errors.

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ADDITIONAL INFORMATION

 ________________________________________________________________________________________________________________________________________

WISDOM FUND

INSTITUTIONAL CLASS SHARES

 ________________________________________________________________________________________________________________________________________

Additional information about the Fund is available in the Fund’s SAI, which is incorporated by reference into this prospectus.  Additional information about the Fund’s investments is also available in the Fund’s Annual and Semi-annual Reports to shareholders.  The Fund’s Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

The SAI and the Annual and Semi-annual Reports are available free of charge on the website listed below and upon request (you may also request other information about the Fund or make shareholder inquiries) as follows:

By telephone:	1-800-773-3863
By mail:	Wisdom Fund
Institutional Class Shares
c/o Nottingham Shareholder Services
116 South Franklin Street
Post Office Box 4365
Rocky Mount, NC 27803-0365
By e-mail:	info@ncfunds.com
On the Internet:	www.wisdomfund.com

Information about the Fund (including the SAI) can also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Inquiries regarding the operations of the public reference room may be made by calling the SEC at 1-202-942-8090.  Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C.  20549-0102.

Investment Company Act file number 811-08295

Class B Shares CUSIP Number 648224400, NASDAQ Symbol WSDBX
Class C Shares CUSIP Number 648224509, NASDAQ Symbol WSDCX
Investor Class Shares CUSIP Number 648224301, NASDAQ Symbol WSDVX

 ________________________________________________________________________________________________________________________________________

WISDOM FUND

A series of the
New Providence Investment Trust

CLASS B SHARES
CLASS C SHARES
INVESTOR CLASS SHARES

 ________________________________________________________________________________________________________________________________________

PROSPECTUS
September 28, 2009

The Wisdom Fund (“Fund”) seeks to provide investors with a maximum total return consisting of any combination of capital appreciation, realized and unrealized gains, and income under constantly varying market conditions.  The Fund will seek to achieve this objective by investing as closely as possible in the securities known to be owned by Berkshire Hathaway Inc.

This Fund is NOT affiliated in any way with Berkshire Hathaway Inc.  There is no connection in any manner between the management of Berkshire Hathaway Inc., a public corporation, and that of the Wisdom Fund, a registered investment company.  The Wisdom Fund simply seeks to emulate as closely as possible the investment management policies of Berkshire Hathaway Inc.

Investment Advisor

Atlanta Investment Counsel, LLC
4161 Harris Trail, NW,
Atlanta, Georgia  30327
1-877-352-0020
www.wisdomfund.com

The Securities and Exchange Commission has not approved or disapproved the securities being offered by this prospectus or determined whether this prospectus is accurate and complete.  Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution.  Shares are not insured by the FDIC, Federal Reserve Board, or any other agency and are subject to investment risks including possible loss of principal amount invested.  Neither the Fund nor the Fund’s distributor is a bank.  You should read the prospectus carefully before you invest or send money.

INVESTMENT OBJECTIVE

The Wisdom Fund seeks to provide investors with a maximum total return consisting of any combination of capital appreciation, realized and unrealized gains, and income under constantly varying market conditions.  The Fund’s investment objective may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

The Wisdom Fund seeks to emulate as closely as possible the investment management policies of Berkshire Hathaway Inc. (“BRK”).  The Fund will seek to achieve this objective by investing as closely as possible in the securities known to be owned by BRK.  BRK generally holds investments in common stocks of both publicly traded and privately held companies.  The Fund’s holdings will be primarily comprised of both securities substantially identical to those publicly traded securities owned by BRK, and securities which Atlanta Investment Counsel, LLC (“Advisor”) believes possess similar characteristics to those of the privately held companies owned by BRK, to the extent those investments by BRK are publicly known.  It is the intent of the Fund to own each security in the same relative percentage as that security is represented in the total investment portfolio of BRK.

The Fund will invest primarily in equity securities.  The Fund may also invest in investment-grade fixed-income securities, money market instruments, real estate securities, precious metals securities, futures, and options to the extent permitted under the Investment Company Act of 1940, as amended (“1940 Act”) and consistent with the investment restrictions of the Fund as described in the Fund’s Statement of Additional Information (“SAI”).

In attempting to achieve its objective, the Fund may, from time to time, concentrate its investments in the securities of certain industries that are known to be owned by BRK.  Under such circumstances, the Fund may invest in excess of 25% of its total assets in one or more industries.  At other times, the Fund’s concentration in any particular industry may amount to less than 25% of its total assets.  It is important for investors to realize that the Fund’s decision to concentrate or not to concentrate at any given time is not discretionary and will, in all cases, be a direct result of the investments known to be made by BRK.

The Fund will be guided by the following portfolio allocation principles:

•	To the extent public information is available, the Fund will seek to invest in securities that are substantially identical to securities held by BRK;

•
Due to inefficiency in publicly available information concerning the securities held by BRK, it will not be possible at all times for the Fund to own 100% of the publicly traded securities held by BRK.  The Fund will, however, seek to hold at all times not less than 65% of the Fund’s assets in those securities.  It is also the intention of the Fund to own each such security in the same relative percentage as that security is held by BRK;

•
It will not be possible to invest in the privately held companies owned by BRK.  The Fund will, however, attempt to identify and invest in publicly traded companies with similar investment characteristics to those companies privately held by BRK; and

•
The Fund will seek to manage its portfolio in a manner that will allow the Fund to qualify as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (“Code”), and so that it will not be subject to taxation as a corporation and will receive “pass through” tax treatment.  Qualification as a RIC is central to the objective of the Fund and the performance of the Fund will be adversely affected if such qualification is not achieved.

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PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund is subject to investment risk, including the possible loss of some or the entire principal amount invested.  There can be no assurance that the Fund will be successful in meeting its investment objective.  Generally, the Fund will be subject to the following additional risks:

The Fund will not be able to own the same portfolio as BRK (as some BRK holdings are not publicly traded).  For a number of reasons, an investor in the Fund should not expect that the investment performance of the Fund will be able to track the investment performance of BRK.

•
The assets in the Fund will likely never be identical to the assets in the portfolio of BRK because BRK has, in many cases, acquired several companies in their entirety and has purchased companies that were never publicly available.  Therefore, the Fund will seek to identify alternate investments which have similar investment characteristics and market volatility, and can reasonably be expected to generate a similar investment return.

•
There are fees and expenses related to the management and distribution of the Fund that are not paid by individuals who invest directly in BRK.  See the “Fees and Expenses of the Fund” section for more detailed information.

•	There is no guarantee that the Advisor will have the ability to purchase securities on behalf of the Fund on as favorable terms as BRK has received when purchasing the same securities.

•
Investment decisions made by BRK are not always known to the public even immediately after those decisions are made.  The reputation that BRK enjoys in the investment community often results in price movement in securities selected for inclusion in the BRK portfolio, resulting in price appreciation.  The price of the security will likely be different by the time the Fund enters its purchase order, and its brokerage arrangements may result in different commissions being paid for the purchase of the same securities.

•
BRK is a corporation subject to income taxes.  The Fund, if it qualifies as a RIC for tax purposes, will not be subject to tax.  Thus, the effect of income taxes paid by BRK is likely to cause a divergence of long-term investment performance between BRK and the Fund, although it will be a divergence in favor of the Fund.  Nevertheless, in order to qualify as a RIC, the Fund will need to comply with certain tax requirements that will limit the Fund’s investments.

•
Certain investment decisions of BRK may be strongly guided by tax considerations not applicable to the Fund.  Accordingly, to the extent the Fund emulates BRK’s investment strategy, the Fund may enter into certain securities transactions, or fail to sell certain securities, that would not necessarily be entered into if the Fund were more actively managed.

Market Risk.  Market risk refers to the possibility that the value of equity securities held by the Fund may decline due to daily fluctuations in the securities markets.  Stock prices change daily as a result of many factors, including developments affecting the condition of both individual companies and the market in general.  The price of a stock may even be affected by factors unrelated to the value or condition of its issuer, such as changes in interest rates, national and international economic and/or political conditions and general equity market conditions.  In a declining stock market, prices for all companies (including those in the Fund’s portfolio) may decline regardless of their long-term prospects.  The Fund’s performance per share will change daily in response to such factors.

Industry Concentration Risk.  Another area of risk involves the potential concentration of the Fund’s assets in securities of particular industries.  Because the Fund’s investments may, from time to time, be concentrated in particular industries, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those industries and, as a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries.  Additionally, some of the

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industries in which the Fund may invest could be subject to greater government regulation than other industries and, therefore, changes in regulatory policies for those industries may have a material effect on the value of securities issued by companies in those industries.

ADDITIONAL RISK DISCLOSURE

The Board of Trustees of the Trust (“Trustees”) and the Advisor feel that certain additional information should be available to you concerning the risks of investing in the Fund.  Such information is provided here for those who feel it is helpful in their investment decision-making process:

•
The Fund will be valued at net asset value, using the total of the securities valued in the portfolio less the Fund’s accrued liabilities, as a determinant of total and per share value.  BRK is a corporation, and its stock is traded on the New York Stock Exchange (“NYSE”).  The investment return of the Fund will be dependent solely upon the direct investments held by the Fund.  The share price of BRK, in contrast, is based upon the market valuation of BRK as that company’s stock is traded on the NYSE.  Factors taken into account by investors buying and selling BRK shares may be dependent upon many factors (as with any common stock), which will not necessarily be limited to the investments held by BRK in its own portfolio.

•
While the Fund will invest primarily in common stocks and bonds traded in U.S. securities markets, some of the Fund’s investments may include foreign securities, illiquid securities, and securities purchased subject to a repurchase agreement or on a “when-issued” basis, which involve certain risks.  With regard to foreign securities, the risks may include additional foreign taxes, currency exchange rate fluctuation, less public information, and risks associated with U.S. and foreign regulations and political and social instability.  With regard to illiquid securities, risks include potential delays on resale and uncertainty in valuation of such securities.  Securities purchased pursuant to repurchase agreements involve a risk of decline in value of collateral and the associated costs of foreclosing on collateral.  Securities purchased on a “when issued” basis involve the risk of a loss if the value of the security to be purchased declines prior to the settlement date.  To the extent that equity securities will generally comprise the primary portion of the Fund’s portfolio, the Fund’s net asset value will be subject to stock market fluctuation, and a decline in the amount of your principal investment is a risk of investing in the Fund.  The Fund’s net asset value may also fluctuate due to fluctuation in the value of the fixed-income securities in the portfolio as a result of changes in the market interest rate, downgrading of the rating of a particular debt instrument, or other changes in the interest rate and fixed income market environment.  The Fund may borrow only under certain limited conditions (including to meet redemption requests); it may not borrow to purchase securities.  It is not the intent of the Fund to borrow except for temporary cash requirements.  Borrowing, if done, would tend to exaggerate the effects of market and interest rate fluctuations on the Fund’s net asset value until repaid.

•
As previously noted, however, the Fund intends to limit its investments so as to comply with diversification requirements imposed by the Code for qualification as a RIC.  The Fund spreads investment risk by, among other things, limiting its holdings in any one company or industry.  In addition, the Fund is a “diversified” fund as defined under Section 5(b) of the 1940 Act and as such at least 75% of its assets are invested in cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities that, for the purpose of this calculation, are limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of the issuer.  Nevertheless, the Fund will experience price volatility, the extent of which will be affected by the types of securities and techniques the Fund uses.  The Advisor may use various investment techniques to hedge risks, including investment in derivative instruments, but there is no guarantee that these strategies will work as intended.

An investment in the Fund should not be considered a complete investment program.  Whether the Fund is an appropriate investment for an investor will depend largely on his or her financial resources and individual investment goals and objectives.  Investors who engage in short-term trading and/or other speculative strategies and styles will not find the Fund to be an appropriate investment vehicle if they want to invest in the Fund for a short period of time.

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PERFORMANCE INFORMATION

The bar chart shown below provides an indication of the risks of investing in the Fund by showing (on a calendar year basis) changes in the Investor Class Shares’ performance from year to year.  The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Wisdom Fund - Institutional Class Shares

2000	20.67%
2001	-6.62%
2002	-4.09%
2003	18.20%
2004	10.36%
2005	0.51%
2006	13.08%
2007	0.70%
2008	-32.19%

•	During the 9-year period shown in the bar chart above, the highest return for a calendar quarter was 10.93% (quarter ended September 30, 2000).
•	During the 9-year period shown in the bar chart above, the lowest return for a calendar quarter was (22.74)% (quarter ended December 31, 2008).
•	The calendar year-to-date return for the Investor Class Shares as of the most recent calendar quarter was (2.87)% (quarter ended June 30, 2009).
•	Sales loads are not reflected in the chart above. If these amounts were reflected, returns would be less than those shown.

The table shown below provides an indication of the risks of investing in the Fund by showing how the Fund’s average annual total returns for one year, five years, and since inception compare to those of a broad-based securities market index.  After-tax returns are shown for only the Investor Class Shares.  After-tax returns for the Class B Shares and Class C Shares will vary.  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as an individual retirement account (IRA) or 401(k) plan.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

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Average Annual Total Returns Periods Ended December 31, 20081	Past 1 Year	Past 5 Years	Since Inception2
Class B Shares Before taxes	(35.26)%	(4.12) %	(0.27) %
Class C Shares Before taxes	(32.87)%	(4.01) %	(0.28) %
Investor Class Shares Before taxes After taxes on distributions After taxes on distributions and sale of shares	(34.40)% (35.18)% (29.24)%	(4.42) % (5.47) % (3.45) %	0.05% (0.63) % 0.11%
S&P 500 Total Return Index3	(37.00) %	(2.19) %	(1.52) %

1.	Maximum contingent deferred sales charges and maximum sales loads are reflected in the table above for the Class B Shares, Class C Shares, and Investor Class Shares, as applicable.

2.
November 16, 1999 (commencement of operations of the Class B Shares and Class C Shares) and February 16, 1999 (commencement of operations of the Investor Class Shares).  The Since Inception return for the S&P 500 Total Return Index is based on the inception date of the Investor Class Shares.

3.
The S&P 500 Total Return Index is the Standard & Poor’s Composite Stock Price Index of 500 stocks and is a widely recognized, unmanaged index of common stock prices.  You cannot invest directly in this index.  This index does not have an investment advisor and does not pay any commissions, expenses, or taxes.  If this index did pay commissions, expenses, or taxes, its returns would be lower.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from your investment)

	Class B Shares	Class C Shares	Investor Class Shares
Maximum Sales Charge (Load) Imposed On Purchases (as a percentage of offering price)	0.00	0.00	3.00%1
Maximum Deferred Sales Charge (Load) (as a percentage of amount purchased or redeemed, whichever is lower)	4.00%2	1.00%3	None4
Redemption Fee	None	None	None

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

	Class B Shares	Class C Shares	Investor Class Shares
Management Fees	0.50%	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	1.00%	1.00%	0.25%
Other Expenses5	1.94%	1.94%	1.94%
Acquired Fund Fees and Expenses6	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses6,7	3.45%	3.45%	2.70%
Fee Waivers and/or Expense Reimbursements7	0.69%	0.69%	0.69%
Net Expenses6,7	2.76%	2.76%	2.01%

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1.	Maximum Sales Charge is reduced for purchases of $250,000 or more.

2.
Maximum Deferred Sales Charge or “contingent deferred sales charge” for the Class B Shares is imposed on proceeds redeemed within a six year period at the following rates:  4.00% the first and second years, 3.00% the third and fourth years, 2.00% the fifth year, and 1.00% the sixth year.  Class B Shares will convert automatically to Investor Class Shares after the eighth year, without the imposition of any sales load.  The charge is a percentage of net asset value at the time of purchase or redemption, whichever is less.

3.
Maximum Deferred Sales Charge or “contingent deferred sales charge” for the Class C Shares is imposed on proceeds redeemed within one year of the purchase date.  The charge is a percentage of net asset value at the time of purchase or redemption, whichever is less.

4.	The Investor Class Shares imposes a 1.00% “contingent deferred sales charge” for transactions over $1,000,000 on proceeds that are redeemed within one year of the purchase date.

5.	“Other Expenses” are based upon actual expenses incurred by the Fund for the fiscal year ended May 31, 2009.

6.  “Acquired Fund” means any investment company in which the Fund invests or has invested during the period.  The Fund’s “Acquired Fund Fees and Expenses” are based on amounts for the fiscal period ended May 31, 2009.  The “Total Annual Fund Operating Expenses” and “Net Expenses” will not correlate to the Fund’s ratio of expenses to average net assets in the Fund’s Financial Highlights, which reflects the operating expenses of the Fund and does not include “Acquired Fund Fees and Expenses.”  The Fund calculates the Acquired Funds’ expenses using the net expense ratios reported in the Acquired Funds’ most recent shareholder reports.

7.
“Total Annual Fund Operating Expenses” are based upon actual expenses incurred by the Fund for the fiscal year ended May 31, 2009.  The Advisor has entered into a contractual agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses, payments, if any, under a Rule 12b-1 Plan, and Acquired Fund Fees and Expenses) to not more than 1.75% of the average daily net assets of each class of shares of the Fund for the fiscal year ending May 31, 2010. It is expected that the contractual agreement will continue from year-to-year provided such continuance is approved by the Trustees.  Subject to approval by the Trustees, the Advisor may be able to recoup fees waived and expenses assumed during any of the previous three (3) fiscal years, provided that the Fund’s total assets exceed $20 million and the Fund has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Fund to exceed 1.75% as described above.  See the “Management of the Fund - Expense Limitation Agreement” section below for more detailed information.

Example: This example shows you the expenses you may pay over time by investing in the Fund.  It is intended to help you compare the costs of investing in this Fund versus other mutual funds.  The projections are based upon a hypothetical investment of $10,000 in each of the Class B Shares, Class C Shares, and Investor Class Shares of the Fund for the periods indicated, assuming all dividends and distributions are reinvested, and that the full amount invested is redeemed at the end of each period.  The example assumes a 5% total investment return each year and that the Fund’s expenses will remain exactly the same, although fee waivers and reimbursements, if any, made in accordance with the Expense Limitation Agreement are not reflected after the first year.  Both scenarios are unlikely to occur simultaneously, so the projection should be considered only an estimate.  Your actual costs, which may be higher or lower, based on these assumptions would be:

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If Shares Are Redeemed:	1 Year	3 Years	5 Years	10 Years
Class B Shares	$679	$1,296	$1,934	$3,515*
Class C Shares	$379	$996	$1,734	$3,684
Investor Class Shares	$498	$1050	$1,627	$3,192

If Shares Are Not Redeemed:	1 Year	3 Years	5 Years	10 Years
Class B Shares	$279	$996	$1,734	$3,515*
Class C Shares	$279	$996	$1,734	$3,684
Investor Class Shares	$498	$1050	$1,627	$3,192

*	Assumes conversion of Class B Shares to Investor Class Shares at the end of the eighth year following the date of Purchase.

OTHER INVESTMENT POLICIES

The Fund may also invest in other types of securities as described in the Fund’s SAI when the Advisor believes they offer more attractive opportunities.  As a temporary defensive measure in response to adverse market, economic, political, or other conditions, the Fund may from time to time determine that market conditions warrant investing in investment-grade bonds, U.S. government securities, repurchase agreements, money market instruments, and to the extent permitted by applicable law and the Fund’s investment restrictions, shares of other investment companies.  Under such circumstances, the Advisor may invest up to 100% of the Fund’s assets in these investments.  Since investment companies investing in other investment companies pay management fees and other expenses relating to those investment companies, shareholders of the Fund would indirectly pay both the Fund’s expenses and the expenses relating to those other investment companies with respect to the Fund’s assets invested in such investment companies.  To the extent that the Fund is invested for temporary defensive purposes, it will not be pursuing and may not achieve its investment objective.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund may, from time to time, make available portfolio holdings information at the following website, www.ncfunds.com, including lists of the ten largest holdings and/or the complete portfolio holdings as of the end of each calendar month.  To reach this information, select the link “Fund Search” found in the top right-hand corner of the home page.  Search for the Fund using key words such as “Wisdom” and then select the link “Wisdom Fund Class B Shares”, “Wisdom Fund Class C Shares”, or “Wisdom Fund Investor Class Shares”, as applicable.  Under the section entitled “Portfolio Holdings,” there will be a link entitled “Click To View.”  This information is generally posted to the website within ten days of the end of each calendar month and remains available until new information for the next calendar month is posted.  A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

MANAGEMENT OF THE FUND

The Fund is a series of the New Providence Investment Trust (“Trust”), which is a registered open-end management investment company organized as a Massachusetts business trust on July 9, 1997.  The Fund is currently the only series of the Trust.  Series of the Trust are authorized to offer multiple classes of shares.  In addition to the Class B Shares, Class C Shares, and Investor Class Shares of the Fund, the Fund also offers Institutional Class Shares that are offered by another prospectus.

The Fund’s investment advisor is Atlanta Investment Counsel, LLC, which, subject to the supervision and direction of the Trustees, has overall responsibility for the general management of the Fund, provides the Fund with a continuous program of supervision of the Fund’s assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies, and the purchase and sale of securities pursuant to an Investment Advisory Agreement with the Trust.  The

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Advisor was formed in 1998 and is an investment advisor registered under the Investment Advisers Act of 1940, as amended.  The Advisor has served solely as the investment advisor to the Fund and is located at 4161 Harris Trail, NW, Atlanta, Georgia 30327.  C. Douglas Davenport, J.D., President of the Advisor and portfolio manager, is responsible for the day-to-day management of the Fund’s portfolio including the selection of investments on behalf of the Fund.  Mr. Davenport has been involved with the Advisor since its inception in 1998.  Previously, Mr. Davenport served as a stockbroker and held advisory positions with various investment company service providers.  The Fund’s SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and his ownership of securities in the Fund.

As compensation for managing the Fund, the Fund pays the Advisor a monthly fee at the annual rate of 0.50% of the first $500 million of the average daily net assets of the Fund and 0.40% on assets over $500 million.  During the Fund’s fiscal year ended May 31, 2009, the Advisor received advisory fees in the amount of $15,914 after waiving $59,386.  The Advisor also reimbursed the Fund $44,320 for the fiscal year ended May 31, 2009.

A discussion regarding the Trustees’ basis for approving the renewal of the Fund’s Investment Advisory Agreement is available in the Fund’s Semi-annual Report to shareholders for the six-month period ended November 30, 2008 and, when available, in the Semi-annual Report to shareholders for the six-month period ending November 30, 2009.  You may obtain a copy of the Semi-annual Report, without charge, upon request to the Fund.

In addition to the management fees, the Fund pays all expenses not assumed by the Advisor, including, without limitation: the fees and expenses of its independent registered public accounting firm and legal counsel; the costs of printing and mailing annual and semi-annual reports to shareholders, proxy statements, prospectuses, prospectus supplements, and statements of additional information; the costs of printing registration statements; bank transaction charges and custodian’s fees; any proxy solicitors’ fees and expenses; registration and/or filing fees; any federal, state, or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees’ liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of the Trust’s series on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each series or the nature of the services performed and relative applicability to each series.

As discussed in greater detail below under “Distribution of the Fund’s Shares,” the Class B Shares, Class C Shares, and Investor Class Shares will be subject to certain distribution-related expenses in connection with activities primarily intended to result in the sale of those shares under separate plans adopted under Rule 12b-1 of the 1940 Act for each class of shares.

Expense Limitation Agreement.  In the interest of limiting expenses of the Fund, the Advisor has entered into an amended expense limitation agreement with the Trust (“Expense Limitation Agreement”), pursuant to which the Advisor has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Fund (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Fund’s business, amounts, if any, payable pursuant to a Rule 12b-1 Plan, and Acquired Fund Fees and Expenses) are limited to 1.75% of the average daily net assets of the Class B Shares, Class C Shares, and Investor Class Shares of the Fund for the fiscal year ending May 31, 2010.  It is expected that the Expense Limitation Agreement will continue from year-to-year thereafter, provided such continuance is specifically approved by a majority of the Trustees who (i) are not “interested persons” of the Trust

9

or any other party to the Expense Limitation Agreement, as defined in the 1940 Act, and (ii) have no direct or indirect financial interest in the operation of the Expense Limitation Agreement.  The Expense Limitation Agreement may also be terminated by the Advisor or the Trust at the end of the then-current term upon not less than 90 days’ notice to the other party as set forth in the Expense Limitation Agreement.

The Fund may at a later date reimburse the Advisor for the management fees waived or limited, and/or other expenses assumed and paid by the Advisor pursuant to the Expense Limitation Agreement during any of the previous three fiscal years, provided that the Fund has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Fund to exceed 1.75% as stated above.  Consequently, no reimbursement by the Fund will be made unless: (i) the Fund’s assets exceed $20 million; (ii) the Fund’s total annual expense ratio is less than 1.75% as stated above; and (iii) the payment of such reimbursement has been approved by the Trustees on a quarterly basis.

THE ADMINISTRATOR

The Nottingham Company (“Administrator”) serves as the administrator and fund accounting agent for the Fund.  The Administrator assists the Advisor in the performance of its administrative responsibilities to the Fund, coordinates the services of each vendor of the Fund, and provides the Fund with certain administrative, fund accounting, and compliance services.  In addition, the Administrator makes available the office space, equipment, personnel, and facilities required to provide such services to the Fund.  For these services, the Administrator is compensated by the Trust pursuant to an Amended and Restated Fund Accounting and Compliance Administration Agreement.

THE TRANSFER AGENT

Nottingham Shareholder Services, LLC (“Transfer Agent”) serves as the Fund’s transfer, dividend paying, and shareholder servicing agent.  As indicated later in the sections entitled “Purchasing Fund Shares” and “Redeeming Fund Shares” of this Prospectus, the Transfer Agent will handle your orders to purchase and redeem shares of the Fund, and will disburse dividends paid by the Fund.  The Transfer Agent is compensated for its services by the Trust pursuant to a Dividend Disbursing and Transfer Agent Agreement.

BROKERAGE PRACTICES

In selecting brokers and dealers, the Advisor may consider research and brokerage services furnished to either the Advisor or its affiliates.  The Advisor may not consider sales of shares of the Fund as a factor in the selection of brokers and dealers, but may place portfolio transactions with brokers and dealers that promote or sell the Fund’s shares so long as such transactions are done in accordance with the policies and procedures established by the Trustees that are designed to ensure that the selection is based on the quality of execution and not on sales efforts.  When placing portfolio transactions with a broker or dealer, the Advisor may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other advisory accounts managed by the Advisor, if any.  In aggregating such securities, the Advisor will average the transaction as to price and will allocate available investments in a manner which the Advisor believes to be fair and reasonable to the Fund and such other advisory accounts.  An aggregated order will generally be allocated on a pro rata basis among all participating accounts, based on the relative dollar values of the Fund and the participating accounts, or using any other method deemed to be fair and reasonable to the Fund and the participating accounts, with any exceptions to such methods involving the Trust being reported by the Advisor to the Trustees.  Certain securities trades may be cleared through Donaldson & Co., Incorporated, a registered broker-dealer affiliate of the Advisor.  The Trustees review the brokerage policies and rates quarterly.

The 1940 Act generally prohibits the Fund from engaging in principal securities transactions with an affiliate of the Advisor unless pursuant to an exemptive order from the Securities and Exchange Commission (“SEC”).  The Fund may apply for such exemptive relief.  The Fund does not consider broker-dealer affiliates of an investment advisor to one fund to be affiliates of the investment advisors to other funds for which the investment advisor does not provide investment advice.  The Fund has adopted procedures, prescribed by Section 17

10

(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which are reasonably designed to provide that any commission it pays to affiliates of the Advisor does not exceed the usual and customary broker’s commission.  The Fund will adhere to Section 11(a) of the Securities Exchange Act of 1934, as amended, and any applicable rules thereunder governing floor trading.  The Fund has adopted procedures permitting it to purchase securities, under certain restrictions prescribed by a rule under the 1940 Act, in a public offering in which an affiliate of the Advisor or the Advisor is an underwriter.

INVESTMENT OPTIONS

Through this Prospectus, you may select from three separate classes of shares of the Wisdom Fund:

Class B Shares
• No front-end sales charge.
• Distribution and service plan (Rule 12b-1) fees of 1.00%.
• A contingent deferred sales charge (“CDSC”), as described below.

Class C Shares
• No front-end sales charge.
• Distribution and service plan (Rule 12b-1) fees of 1.00%.
• A 1.00% CDSC on shares sold within one year of purchase.

Investor Class Shares
•	A 3.00% front-end sales charge.
•	Distribution and service plan (Rule 12b-1) fees of 0.25%.

There is no CDSC on shares acquired through the reinvestment of dividends and distributions.

In order to keep any applicable CDSC as low as possible, each time that you place a redemption request, the Fund will first redeem any shares in your account that are not subject to a CDSC and then will sell shares that have the lowest CDSC.

Information regarding the Fund’s sales charges, as well as information regarding reduced sales charges and waived sales charges, and the terms and conditions for the purchases, pricing, and redemption of shares of the Fund is not available on the Fund’s website since the Fund’s website contains limited information.  Additional information, however, is available by calling the Fund at 1-877-352-0020.

CLASS B SHARES

Class B Shares are sold at net asset value.  The minimum initial investment is $2,500 ($1,000 for IRAs, Keogh Plans, 401(k) Plans, or purchases under the Uniform Transfer to Minors Act).  The minimum additional investment is $250.  The Fund may, in the Advisor’s sole discretion, accept certain accounts with less than the minimum investment.

Contingent Deferred Sales Charges.  If you redeem your Class B Shares within the first six years of purchase you may be subject to a contingent deferred sales charge.

The CDSC is imposed on the redemption proceeds according to the following schedule:

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Year of Redemption After Purchase	Contingent Deferred Sales Charge
First	4%
Second	4%
Third	3%
Fourth	3%
Fifth	2%
Sixth	1%
Seventh and following	0%

The CDSC is calculated as a percentage of the net asset value of the Class B shares at the time of purchase or redemption by first determining which value is lower and then multiplying that value by the applicable CDSC.  Capital Investment Group, Inc. (“Distributor”), 17 Glenwood Avenue, Raleigh, North Carolina 27612, receives this CDSC as Distributor.

If you hold Class B Shares for approximately eight years, they will automatically convert to Investor Class Shares of the Fund without the payment of a sales load.  Purchases of Class B Shares made on any day during a calendar month will age one year at the close of business on the last day of that month in the following calendar year, and each subsequent year.

CLASS C SHARES

Class C Shares are sold at net asset value.  The minimum initial investment is $2,500 ($1,000 for IRAs, Keogh Plans, 401(k) Plans, or purchases under the Uniform Transfer to Minors Act).  The minimum additional investment is $250.  The Fund may, in the Advisor’s sole discretion, accept certain accounts with less than the minimum investment.

Contingent Deferred Sales Charges.  If you redeem your Class C Shares within the first year of purchase you may be subject to a CDSC.  The CDSC is imposed on the redemption proceeds according to the following schedule:

Year of Redemption After Purchase	Contingent Deferred Sales Charge
First	1%
Second and following	0%

The CDSC is calculated as a percentage of the net asset value of the Class C shares at the time of purchase or redemption by first determining which value is lower and then multiplying that value by 1%.  The Distributor receives this CDSC.

Amounts withdrawn in accordance with a systematic withdrawal plan will not be subject to a CDSC.

CDSC Waivers for Class B Shares and Class C Shares.  The CDSC on Class B Shares and Class C Shares will be waived in the following circumstances provided the Fund is notified of the requested waiver at the time of the redemption request:

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•
Redemption upon the death or permanent disability of the shareholder if made within one year of the death or the initial determination of permanent disability.  The waiver is available only for shares held at the time of death or initial determination of permanent disability.

•
For Class B Shares, redemptions pursuant to a Systematic Withdrawal Plan, up to a maximum of 12% per year of a shareholder’s account value based on the value of the account at the time the Systematic Withdrawal Plan is established and annually thereafter, provided all dividends and distributions are reinvested and the total redemptions do not exceed 12% annually.

•	Mandatory distributions from a tax-deferred retirement plan or IRA.

Reinstatement Privilege.  If you sell Class B Shares or Class C Shares of the Fund, you may reinvest some or all of the proceeds in the same share class within 90 days without a sales charge.  Reinstated Class B Shares or Class C Shares will retain their original cost and purchase date for purposes of the CDSC.  This privilege can be used only once per calendar year.  If you want to use the reinstatement privilege, contact your financial representative or broker-dealer.

INVESTOR CLASS SHARES

Investor Class Shares are sold subject to a maximum sales charge of 3.00%, so that the term “offering price” includes the front-end sales load.  Shares are redeemed at net asset value.  Shares may be purchased by any account managed by the Advisor and any other broker-dealer authorized to sell shares of the Fund.  The minimum initial investment is $2,500 ($1,000 for IRAs, Keogh Plans, 401(k) Plans, or purchases under the Uniform Transfer to Minors Act).  The minimum additional investment is $250.  The Fund may, in the Advisor’s sole discretion, accept certain accounts with less than the minimum investment.

Sales Charges.  The public offering price of Investor Class Shares of the Fund is the net asset value per share plus a sales charge.  The Distributor receives this sales charge and may reallow it in the form of dealer discounts and brokerage commissions as follows:

Amount of Transaction At Public Offering Price	Sales Charge As % Of Net Amount Invested	Sales Charge As % Of Public Offering Price	Dealer Discounts and Brokerage Commissions As % Of Public Offering Price
Less than $250,000	3.09%	3.00%	2.80%
$250,000 but less than $500,000	2.56%	2.50%	2.30%
$500,000 or more	2.04%*	2.00%*	1.80%

Reduced Sales Charges.

•
Rights of Accumulation.  The sales charge applicable to a current purchase of Investor Class Shares of the Fund by a person listed above is determined by adding the purchase price of shares to be purchased to the aggregate value (at current offering price) of shares of the Fund previously purchased and then owned, provided the Distributor is notified by such person or his or her broker-dealer each time a purchase is made which would so qualify.  For example, a person who is purchasing Fund shares with an aggregate value of $50,000 and who currently owns shares of the Fund with a value of $250,000 would pay a sales charge of 2.50% of the offering price on the new investment and 3.00% on the amount previously invested.

•
Letter of Intent.  Sales charges may also be reduced through an agreement to purchase a specified quantity of shares over a designated thirteen-month period by completing the “Letter of Intent” section of the Fund Shares Application.  Information about the “Letter of Intent” procedure, including its terms, is contained on the back of the Fund Shares Application.

•
Group Plans.  Shares of the Funds may be sold at a reduced or eliminated sales charge to certain Group Plans under which a sponsoring organization makes recommendations to, permits group solicitation of, or otherwise facilitates purchases by its employees, members, or participants.  Information about such arrangements is available from the Distributor.

In order to ensure that the proper sales charge is being charged, please inform the Fund, the Distributor or your financial intermediary, at the time of purchase, of the existence of all your accounts and accounts of your spouse and children under the age of 21 (“Immediate Family Members”) holding shares of the Fund that may be combined in order to obtain a

13

reduced sales charge.  You may be required to provide the Fund, Distributor or your financial intermediary with certain information to verify your eligibility for a reduced sales charge, including, to the extent applicable, the following: (i) information or records regarding shares of the Fund held in all your accounts and accounts of your spouse Immediate Family Members at the Fund or at the financial intermediary; and (ii) information or records regarding shares of the Fund held in any of your accounts and accounts of your spouse Immediate Family Members at other financial intermediaries.

See the SAI for additional information on reduced sales charges.

Waived Sales Charges.  Under certain conditions, Investor Class Shares of the Fund may be purchased without a sales charge.  These conditions may include purchases made through or by the following:

•	Employee benefit plans having more than 25 eligible employees or a minimum of $250,000;
•
Employees of dealers that are members of the Financial Industry Regulatory Authority, Inc. (formerly the National Association of Securities Dealers, Inc.), members of the dealers’ immediate families, and the dealers’ employee benefit plans;

•	Certain trust companies, bank trust departments, and investment advisors that invest on behalf of their clients and charge account management fees;
•	Participants in “no transaction fee” programs of discount brokerages that maintain an omnibus account with the funds;
•	Individuals investing distributions from tax-deferred savings and retirement plans; or
•
Individuals purchasing shares with redemption proceeds (made within the previous 180 days) of another mutual fund where a sales charge has previously been charged (proof of the redemption date may be required).

The Advisor may also waive the sales charges for larger purchases or under certain conditions.  Please contact the Advisor or the Distributor to determine eligibility for waived sales charges.

OTHER CLASS OF SHARES

The Fund also offers an additional class of shares, Institutional Class Shares, which are offered in a separate prospectus. Institutional Class Shares may be purchased by any account managed by the Advisor or broker-dealers authorized to sell shares of the Fund. The Institutional Class Shares has a different minimum purchase amount and different fees and expenses. Investors interested in Institutional Class Shares should contact the Fund for a copy of a prospectus and additional information.

DISTRIBUTION OF THE FUND’S SHARES

The Fund has adopted separate Distribution Plans pursuant to Rule 12b-1 of the 1940 Act for the Class B Shares, Class C Shares, and Investor Class Shares of the Fund.  Pursuant to each Distribution Plan, the Fund compensates the Distributor from assets attributable to the Class B Shares, Class C Shares, or Investor Class Shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Fund’s Class B shares, Class C Shares, and Investor Class Shares.  It is anticipated that a portion of the amounts received by the Distributor will be used to defray various costs incurred or paid by the Distributor in connection with the printing and mailing of Fund prospectuses, statements of additional information, any supplements thereto, and shareholder reports and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class B Shares, Class C Shares, and Investor Class Shares.  The Distributor may also use all or a portion of the amount received under each Distribution Plan to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution of Class B Shares, Class C Shares, or Investor Class Shares.  Because the fees paid pursuant to Rule 12b-1 are paid out of the Fund’s assets on an on-going basis, these fees, over time, will increase the cost of your investment and may cost you more than paying other types of sales charges.

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The Distribution Plan provides that the Fund may pay annually up to 1.00% of the average daily net assets of the Fund attributable to its Class B Shares or Class C Shares and 0.25% of the average daily net assets of the Fund attributable to its Investor Class Shares in respect of activities primarily intended to result in the sale of Class B Shares, Class C Shares, or Investor Class Shares, respectively, or servicing of shareholders investing in those shares.  The 1.00% fee is comprised of a 0.25% service fee and a 0.75% distribution fee for the Class B Shares and Class C Shares.  The 0.25% fee for the Investor Class Shares is comprised of a 0.25% service fee.  Under terms of each Distribution Plan and the Distribution Agreements, the Fund is authorized to make monthly payments to the Distributor which may be retained by the Distributor or may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares, Class C Shares, and Investor Class Shares for such entities’ fees or expenses incurred or paid in that regard.

Each Distribution Plan is of a type known as a “compensation” plan because payments are made for services rendered to the Fund with respect to Class B shares, Class C Shares, or Investor Class Shares regardless of the level of expenditures by the Distributor.  The Trustees will, however, take into account such expenditures for purposes of reviewing operations under the Distribution Plan and concerning their annual consideration of each Plan’s renewal.  The Distributor has indicated that it expects its expenditures to include, without limitation: (i) the printing and mailing of Fund prospectuses, statements of additional information, any supplements thereto, and shareholder reports for prospective shareholders with respect to the Class B Shares, Class C Shares, or Investor Class Shares of the Fund; (ii) those relating to the development, preparation, printing, and mailing of advertisements, sales literature, and other promotional materials describing and/or relating to the Class B Shares, Class C Shares, or Investor Class Shares of the Fund; (iii) holding seminars and sales meetings designed to promote the distribution of Fund’s Class B Shares, Class C Shares, or Investor Class Shares; (iv) obtaining information and providing explanations to wholesale and retail distributors of contracts regarding Fund investment objectives and policies and other information about the Fund, including the performance of the Fund; (v) training sales personnel regarding the Class B Shares, Class C Shares, or Investor Class Shares of the Fund; and (vi) financing any other activity that the Distributor determines is primarily intended to result in the sale of  Class B Shares, Class C Shares, or Investor Class Shares.

The Fund may enter into agreements with one or more brokers, including discount brokers and other brokers associated with investment programs, including mutual fund “supermarkets,” pursuant to which such brokers may be authorized to accept on the Fund’s behalf purchase and redemption orders that are in “good form.”  Such brokers may be authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf.  Under such circumstances, the Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, accepts the order.  Such orders will be priced at the Fund’s net asset value next determined after they are accepted by an authorized broker or the broker’s designee.  Investors may be charged a fee by a broker or agent if shares are purchased through a broker or agent.

DETERMINING THE FUND’S NET ASSET VALUE

The price at which a purchase or redemption is effected is based on the next calculation of the Fund’s net asset value after an order is received, subject to the order being accepted by the Fund in good form.  An order is considered to be in good form if it includes a complete and accurate application and payment in full of the purchase amount.  The Fund’s net asset

15

value per share for each class of shares is calculated for purchases and redemption of shares of the Fund by dividing the value of total Fund assets attributable to that class, less liabilities (including Fund expenses, which are accrued daily) attributable to that class, by the total number of outstanding shares of the Fund attributable to that class.  The Fund’s net asset value per share for each class of shares is normally determined at the time trading closes on the NYSE, currently 4:00 p.m. Eastern time, Monday through Friday, except when the NYSE closes earlier.  The Fund does not calculate net asset value on business holidays when the NYSE is closed.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Trustees.  In determining the value of the Fund’s total assets, portfolio securities are generally valued at their market value by quotations from the primary market in which they are traded.  Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value.  The Fund normally uses third party pricing services to obtain market quotations.  Securities for which representative market quotations are not readily available or which cannot be accurately valued using the Fund’s normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees.  Fair value pricing may be used, for example, in situations where (i) a portfolio security, such as an illiquid security, foreign security, or small-cap stock, is so thinly traded or so recently issued that there have been no transactions for that security over an extended period of time; (ii) the value of a portfolio security, such as a fixed income security, cannot be made by analogy to a comparable security; (iii) the exchange on which the portfolio security is principally traded closes early; or (iv) trading of the particular portfolio security is halted during the day and does not resume prior to the Fund’s net asset value calculation or the validity of a market quotation received is questionable.  Pursuant to policies adopted by the Trustees, the Advisor consults with the Administrator on a regular basis regarding the need for fair value pricing.  The Advisor is responsible for notifying the Trustees (or the Trust’s Fair Value Committee) when it believes that fair value pricing is required for a particular security.  The Fund’s policies regarding fair value pricing are intended to result in a calculation of the Fund’s net asset value that fairly reflects portfolio security values as of the time of pricing.  A portfolio security’s “fair value” price may differ from the price next available for the portfolio security using the Fund’s normal pricing procedures, and the fair value price may differ substantially from the price at which the security may ultimately be traded or sold. If such fair value price differs from the price that would have been determined using the Fund’s normal pricing procedures, a shareholder may receive more or less proceeds or shares from redemptions or purchases of the Fund shares, respectively, than a shareholder would have otherwise received if the security were priced using the Fund’s normal pricing procedures.  The performance of the Fund may also be affected if a portfolio security’s fair value price were to differ from the security’s price using the Fund’s normal pricing procedures.  To the extent the Fund invests in other open-end investment companies that are registered under the 1940 Act, the Fund’s net asset value calculations are based upon the net asset value reported by such registered open-end investment companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.  The Trustees monitor and evaluate the Fund’s use of fair value pricing, and periodically review the results of any fair valuation under the Fund’s policies.

PURCHASING FUND SHARES

Regular Mail Orders.  Payment for shares must be made by check from a U.S. financial institution and payable in U.S. dollars.  Cash, money orders, and traveler’s checks will not be accepted by the Fund.  If checks are returned due to insufficient funds or other reasons, your purchase will be canceled.  You will also be responsible for any losses or expenses incurred by the Fund, Administrator, and Transfer Agent. The Fund will charge a $35 fee and may redeem shares of the Fund already owned by the purchaser or shares of another identically registered account in another series of the Trust to recover any such loss.  For regular mail orders, please complete a Fund Shares Application and mail it, with your check made payable to the “Wisdom Fund,” to:

Wisdom Fund
Class B Shares, Class C Shares, or Investor Class Shares (please specify)
c/o Nottingham Shareholder Services
116 South Franklin Street
Post Office Box 4365
Rocky Mount, North Carolina 27803-0365

The application must contain your Social Security Number (“SSN”) or Taxpayer Identification Number (“TIN”).  If you have applied for a SSN or TIN at the time of completing your account application but have not received your number, please indicate this on the application and include a copy of the form applying for the SSN or TIN.  Taxes are not withheld from

16

distributions to U.S. investors if certain IRS requirements regarding SSNs and TINs are met and we have not been notified by the IRS that the particular U.S. investor is subject to back-up withholding.

By sending a check to the Fund, please be aware that you are authorizing the Fund to make a one-time electronic debit from you account at the financial institution indicated on your check.  Your bank account will be debited as early as the same day the Fund receives your payment in the amount of your check.  Your original check will be destroyed once processed, and you will not receive your cancelled check back.  If the Fund cannot post the transaction electronically, you authorize the Fund to present an image copy of your check for payment.

Bank Wire Orders.  Purchases may also be made through bank wire transfers from your financial institution.  To establish a new account or add to an existing account by wire, please call the Fund at 1-800-773-3863 for wire instructions and to advise it of the investment, dollar amount, and account identification number.

Additional Investments.  You may also add to your account by mail or wire at any time by purchasing shares at the then current public offering price.  The minimum additional investment is $250.  Before adding funds by bank wire, please call the Fund by telephone at 1-800-773-3863 for wire instructions and to advise the Fund of the investment, dollar amount, and account identification number.  Mail orders should include, when possible, the “Invest by Mail” stub which is attached to your Fund confirmation statement.  Otherwise, please identify your account in your letter.

Automatic Investment Plan.  The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account.  With shareholder authorization and bank approval, the Fund will automatically charge the checking account for the amount specified ($100 minimum), which will be automatically invested in shares at the public offering price on or about the 21st day of the month.  The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

Exchange Feature.  You may exchange shares of the Class B Shares, Class C Shares, and Investor Class Shares for the same class of shares of any other series of the Trust offered for sale in the state in which you reside.  Prior to making an investment decision or giving us your instructions to exchange shares, please read the prospectus for the series in which you wish to invest.  However, the Fund is currently the only series of the Trust being offered.

The Trustees reserve the right to suspend, terminate, or amend the terms of the exchange privilege upon prior written notice to the shareholders.

Stock Certificates.  The Fund normally does not issue stock certificates.  Evidence of ownership of shares is provided through entry in the Fund’s share registry.  Investors will receive periodic account statements (and, where applicable, purchase confirmations) that will show the number of shares owned.

Important Information about Procedures for Opening a New Account.  Under the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act of 2001), the Fund is required to obtain, verify, and record information to enable the Fund to form a reasonable belief as to the identity of each customer who opens an account.  Consequently, when an investor opens an account, the Fund will ask for the investor’s name, street address, date of birth (for an individual), social security or other tax identification number (or proof that the investor has filed for such a number), and other information that will allow the Fund to identify the investor.  The Fund may also ask to see the investor’s driver’s license or other identifying documents.  An investor’s account application will not be considered “complete” and, therefore, an account will not be opened and the investor’s money will not be invested until the Fund receives this required information.  If after opening the investor’s account the Fund is unable to verify the investor’s identity after reasonable efforts, as determined by the Fund in its sole discretion, the Fund may (i) restrict redemptions and further investments

17

until the investor’s identity is verified; and (ii) close the investor’s account without notice and return the investor’s redemption proceeds to the investor.  If the Fund closes an investor’s account because the Fund was unable to verify the investor’s identity, the Fund will value the account in accordance with the Fund’s next net asset value calculated after the investor’s account is closed.  In that case, the investor’s redemption proceeds may be worth more or less than the investor’s original investment.  The Fund will not be responsible for any losses incurred due to the Fund’s inability to verify the identity of any investor opening an account.

Additional Information.  The Fund reserves the right to (i) refuse to accept any request to purchase shares of the Fund for any reason; or (ii) suspend its offering of shares at any time.

REDEEMING FUND SHARES

Regular Mail Redemptions.  Regular mail redemption requests should be addressed to:

Wisdom Fund
Class B Shares, Class C Shares, or Investor Class Shares (please specify)
c/o Nottingham Shareholder Services
116 South Franklin Street
Post Office Box 4365
Rocky Mount, North Carolina 27803-0365

Your request for redemption should include the following:

•
Your letter of instruction specifying the account number and number of shares or the dollar amount to be redeemed.  This request must be signed by all registered shareholders in the exact names in which they are registered;

•	Any required signature guarantees (see “Signature Guarantees” below); and
•	Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds will normally be sent to you within seven days after receipt of your redemption request.  The Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored.  Such delay (normally no more than 15 calendar days) may be reduced or avoided if the purchase is made by certified check or wire transfer.  In all cases, the net asset value next determined after receipt of the request for redemption will be used in processing the redemption request.

Telephone and Bank Wire Redemptions.  Unless you decline the telephone transaction privileges on your account application, you may redeem shares of the Fund by telephone.  You may also redeem shares by bank wire under certain limited conditions.  The Fund will redeem shares in this manner when so requested by the shareholder only if the shareholder confirms redemption instructions in writing, following the instructions above.

The Fund may rely upon confirmation of redemption requests transmitted via facsimile (Fax No. 252-972-1908).  The confirmation instructions must include the following:

•	Designation of Class (Class B Shares, Class C Shares, OR Investor Class Shares),
•	Shareholder(s) name and account number,
•	Number of shares or dollar amount to be redeemed,
•	Instructions for transmittal of redemption proceeds to the shareholder, and
•	Shareholder(s) signature(s) as it/they appear(s) on the application then on file with the Fund.

Redemption proceeds will not be distributed until written confirmation of the redemption request is received, per the instructions above.  You can choose to have redemption proceeds mailed to your address of record, your financial institution, or any other authorized person, or you can have the proceeds sent by wire transfer to your financial institution ($5,000

18

minimum).  Redemption proceeds cannot be wired on days your financial institution is not open for business.  You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Fund.  See “Signature Guarantees” below.

The Fund, in its discretion, may choose to pass through to redeeming shareholders any charges imposed by the Fund’s custodian for wire redemptions.  If this cost is passed through to redeeming shareholders by the Fund, the charge will be deducted automatically from your account by redemption of shares in your account.  Your financial institution or brokerage firm may also impose a charge for processing the wire.  If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

You may redeem shares, subject to the procedures outlined above, by calling the Fund at 1-800-773-3863.  Redemption proceeds will only be sent to the bank account or person named in your account application currently on file with the Fund.  Telephone redemption privileges authorize the Fund to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Fund or its agents to be genuine.  The Fund or its agents will employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine.  The Fund will not be liable for any losses due to either unauthorized or fraudulent instructions.  The Fund will also not be liable for following telephone instructions reasonably believed to be genuine.

Systematic Withdrawal Plan.  A shareholder who owns shares of the Fund valued at $2,500 or more at the current offering price may establish a systematic withdrawal plan to receive a monthly or quarterly check in a stated amount not less than $100.  Each month or quarter, as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount.  The shareholder may establish this service whether dividends and distributions are reinvested in shares of the Fund or paid in cash.  You will incur no CDSC fees for shares redeemed under this plan; however, for Class B Shares, redemptions pursuant to a systematic withdrawal plan shall be subject to an annual limit.  (See “CDSC Waivers for Class B Shares and Class C Shares” above).  Call or write the Fund for an application form.

Minimum Account Size.  The Trustees reserve the right to redeem involuntarily any account having a net asset value of less than $1,000 (due to redemptions, exchanges, or transfers, and not due to market action) upon 30 days’ prior written notice.  If the shareholder brings his account net asset value up to at least $1,000 during the notice period, the account will not be redeemed.  Redemptions from retirement plans may be subject to federal income tax withholding. Shareholders may also be charged a fee by their broker or agent if shares are redeemed or transferred through their broker or agent.

Redemptions in Kind.  The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind.  It is possible, however, that conditions may arise in the future, which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash.  In such case, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund.  Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the Fund’s net asset value per share.  Shareholders receiving them would incur brokerage costs when these securities are sold.  An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any 90-day period, the lesser of (i) $250,000 or (ii) one percent (1%) of the Fund's net asset value at the beginning of such period.

Signature Guarantees.  To protect your account and the Fund from fraud, signature guarantees may be required to ensure that you are the person who has authorized a change in registration or standing instructions for your account.  Signature guarantees are generally required for (i) change of registration requests; (ii) requests to establish or to change exchange privileges or telephone and bank wire redemption service other than through your initial account application; (iii) transactions where proceeds from redemptions, dividends, or distributions are sent to an address or financial institution differing from the address or financial institution of record; and (iv) redemption requests in excess of $50,000.  Signature

19

guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange, or association clearing agency and must appear on the written request for change of registration, establishment or change in exchange privileges, or redemption request.

Miscellaneous.  All redemption requests will be processed and payment with respect thereto will normally be made within seven days after the redemption order is received.  The Fund reserves the right to suspend any redemption request involving recently purchased shares until the check for the recently purchased shares has cleared.  The Fund may suspend redemption, if permitted by the 1940 Act, for any period during which the NYSE is closed or during which trading is restricted by the SEC or if the SEC declares that an emergency exists.  Redemptions may also be suspended during other periods permitted by the SEC for the protection of the Fund’s shareholders.  During drastic economic and market changes, telephone redemption privileges may be difficult to implement.

Additional Information.  Sales and redemptions of shares of the same class by the same shareholder on the same day will be netted for the Fund.

PURCHASING OR REDEEMING SHARES
THROUGH A FINANCIAL INTERMEDIARY

You may purchase or redeem shares of the Fund through an authorized financial intermediary (such as a financial planner or advisor).  To purchase or redeem shares based upon the net asset value of any given day, your financial intermediary must receive your order before the close of regular trading on the NYSE that day.  Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation, and money to the Fund on time.  Your financial intermediary may charge additional transaction fees for its services.

Certain financial intermediaries may have agreements with the Fund that allow them to enter confirmed purchase and redemption orders on behalf of clients and customers.  Under this arrangement, the financial intermediary must send your payment to the Fund by the time the Fund prices its shares on the following business day.

The Fund is not responsible for ensuring that a financial intermediary carries out its obligations.  You should look to the financial intermediary through whom you wish to invest for specific instructions on how to purchase or redeem shares of the Fund.

FREQUENT PURCHASES AND REDEMPTIONS

Frequent purchases and redemptions (“Frequent Trading”) of shares of the Fund may present a number of risks to other shareholders of the Fund.  These risks may include, among other things, dilution in the value of shares of the Fund held by long-term shareholders, interference with the efficient management by the Advisor of the Fund’s portfolio holdings, and increased brokerage and administration costs.  Due to the potential of a thin market for the Fund’s portfolio securities, as well as overall adverse market, economic, political, or other conditions that may affect the sale price of portfolio securities, the Fund could face untimely losses as a result of having to sell portfolio securities prematurely to meet redemptions.  Current shareholders of the Fund may face unfavorable impacts, as portfolio securities concentrated in certain sectors may be more volatile than investments across broader ranges of industries.  Sector-specific market or economic developments may make it more difficult to sell a significant amount of shares at favorable prices to meet redemptions or changes in interest rates may create unfavorable market prices for fixed income securities.  Frequent Trading may also increase portfolio turnover which may result in increased capital gains taxes for shareholders of the Fund.  These capital gains could include short-term capital gains taxed at ordinary income tax rates.

The Trustees have adopted a policy with respect to Frequent Trading that is intended to discourage and identify such activity by shareholders of the Fund.  The Fund does not accommodate Frequent Trading.  Under the adopted policy, the Transfer Agent provides a daily record of shareholder trades to the Advisor.  The Transfer Agent also assists the

20

Advisor in monitoring and testing shareholder purchase and redemption orders for possible incidents of Frequent Trading.  The Advisor has the discretion to limit investments from an investor whom the Advisor believes has a pattern of Frequent Trading that the Advisor considers not to be in the best interests of the other shareholders in the Fund by the Fund’s refusal to accept further purchase and/or exchange orders from such investor.  The Fund’s policy regarding Frequent Trading is to limit investments from investor accounts that purchase and redeem shares over a period of less than ten days in which (i) the redemption amount is within ten percent of the previous purchase amount(s); (ii) the redemption amount is greater than $10,000; and (iii) two or more such redemptions occur during a 60 calendar day period.  In the event such a purchase and redemption pattern occurs, an investor account and any other account with the same taxpayer identification number will be precluded from investing in the Fund (including investments that are part of an exchange transaction) for at least 30 calendar days after the redemption transaction.

This policy is intended to apply uniformly, except that the Fund may not be able to identify or determine that a specific purchase and/or redemption is part of a pattern of Frequent Trading or that a specific investor is engaged in Frequent Trading, particularly with respect to transactions made through accounts such as omnibus accounts or accounts opened through third-party financial intermediaries such as broker-dealers and banks (“Intermediary Accounts”).  Therefore, this policy is not applied to omnibus accounts or Intermediary Accounts.  Omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and to purchase, redeem, and exchange Fund shares without the identity of the particular shareholders being known to the Fund.  Like omnibus accounts, Intermediary Accounts normally permit investors to purchase, redeem, and exchange Fund shares without the identity of the underlying shareholder being known to the Fund.  The ability of the Fund to monitor and detect Frequent Trading through omnibus accounts and Intermediary Accounts would be very limited, and there would be no guarantee that the Fund could identify shareholders who might be engaging in Frequent Trading through such accounts or curtail such trading.  The Advisor currently does not allow exceptions to this policy.

Intermediaries may apply frequent trading policies that differ from those described in this Prospectus.  If  you invest with the Fund through an intermediary, please read that firm’s program materials carefully to learn of any rules or fees that may apply.

Although the Fund has taken steps to discourage Frequent Trading of the Fund’s shares, there is no guarantee that such trading will not occur.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The following information is meant as a general summary for U.S. taxpayers.  Additional tax information appears in the SAI.  Shareholders should rely on their own tax advisors for advice about the particular federal, state, and local tax consequences of investing in the Fund.

The Fund will distribute most of its income and realized gains to its shareholders every year.  Dividends paid by the Fund derived from net investment income, if any, will generally be paid monthly or quarterly and capital gains distributions, if any, will be made at least annually.  Shareholders may elect to take dividends from net investment income or capital gains distributions, if any, in cash or reinvest them in additional Fund shares.  Although the Fund will not be taxed on amounts it distributes, shareholders will generally be taxed on distributions paid by the Fund, regardless of whether distributions are paid by the Fund in cash or reinvested in additional Fund shares.

A particular dividend distribution generally will be taxable as qualified dividend income, long-term capital gains, or ordinary income. Qualified dividend income generally includes dividends paid by U.S. corporations and certain qualifying foreign corporations, provided the foreign corporation is not a passive foreign investment company.  Any distribution resulting from such qualified dividend income received by the Fund will be designated as qualified dividend income.  If the Fund designates a dividend distribution as qualified dividend

21

income, it generally will be taxable to individual shareholders at the long-term capital gains tax rate provided certain holding period requirements are met.  If the Fund designates a dividend distribution as a capital gains distribution, it generally will be taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held their Fund shares.  To the extent the Fund engages in increased portfolio turnover, short-term capital gains may be realized and any distribution resulting from such gains will be considered ordinary income for federal tax purposes.  All taxable dividends paid by the Fund other than those designated as qualified dividend income or capital gains distributions will be taxable as ordinary income to shareholders.

Taxable distributions paid by the Fund to corporate shareholders will be taxed at corporate tax rates.  Corporate shareholders may be entitled to a dividends received deduction (“DRD”) for a portion of the dividends paid and designated by the Fund as qualifying for the DRD.

If the Fund declares a dividend in October, November, or December but pays it in January, it will be taxable to shareholders as if the dividend had been received in the year it was declared.  Every year, each shareholder will receive a statement detailing the tax status of any Fund distributions for that year.  Distributions may be subject to state and local taxes, as well as federal taxes.

In general, a shareholder who sells or redeems shares will realize a capital gain or loss, which will be long-term or short-term, depending upon the shareholder’s holding period for the Fund shares, provided that any loss recognized on the sale of Fund shares held for less than six months or less will be treated as long-term capital loss to the extent of capital gain dividends received with respect to such shares.  An exchange of shares may be treated as a sale and any gain may be subject to tax.

As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the fourth lowest rate for taxpayers filing as unmarried individuals (presently 28% for 2009) for all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding.  Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due.  Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

Shareholders should consult their own tax advisors to ensure that distributions and sale of Fund shares are treated appropriately on their income tax returns.

FINANCIAL HIGHLIGHTS

The financial highlights tables on the following pages are intended to help you understand the Fund’s financial performance for the previous five fiscal years of the Fund’s Class B Shares, Class C Shares, and Investor Class Shares.  Certain information reflects financial results for a single Fund share.  The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).  The financial data included in the tables below have been derived from audited financial statements of the Fund’s Class B Shares, Class C Shares, and Investor Class Shares.  The financial data in the table for the fiscal years ended May 31, 2006, 2007, 2008, and 2009 have been audited by Briggs, Bunting & Dougherty, LLP, an independent registered public accounting firm, whose reports covering such year are incorporated by reference into the SAI.  The financial data in the tables for all other periods were audited by a different independent registered public accounting firm.  This information should be read in conjunction with the Fund’s latest audited annual financial statements and notes thereto, which are also incorporated by reference into the SAI, a copy of which may be obtained at no charge by calling the Fund.  Further information about the performance of the Fund is contained in the Annual Report of the Fund, a copy of which may also be obtained at no charge by calling the Fund at 1-800-773-3863.

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CLASS B SHARES

(For a Share Outstanding Throughout each Year)

	Year ended May 31, 2009	Year ended May 31, 2008	Year ended May 31, 2007	Year ended May 31, 2006	Year ended May 31, 2005
Net Asset Value, Beginning of Year	$10.34	$13.28	$12.16	$12.72	$12.33
Income (Loss) from Investment Operations Net investment income (loss) Net realized and unrealized gain (loss) on securities and foreign currency translation Total from Investment Operations	(0.02) (3.23) (3.25)	(0.11) (1.13) (1.24)	(0.10) 2.29 2.19	0.00(d) 0.22 0.22	(0.05) 0.61 0.56
Less Distributions: Dividends (from net investment income) Distributions (from capital gains) Total Distributions	-- (0.61) (0.61)	-- (1.70) (1.70)	-- (1.07) (1.07)	(0.06) (0.72) (0.78)	-- (0.17) (0.17)
Net Asset Value, End of Year	$6.48	$10.34	$13.28	$12.16	$12.72
Total Return(a)(b)	(31.46)%	(9.77)%	18.59%	1.66%	4.56%
Net Assets, End of Year (000’s)	$4,315	$8,539	$12,154	$12,842	$14,660
Average Net Assets for the Year (000’s)	$5,577	$10,069	$12,288	$13,845	$15,060
Ratio of: Gross Expenses to Average Net Assets(c) Net Expense to Average Net Assets(c) Net Investment Income (Loss) to Average Net Assets	3.44% 2.75% (0.17)%	2.72% 2.71% (0.89)%	2.48% 2.48% (0.76)%	2.28% 2.28% 0.07%	2.23% 2.23% (0.41)%
Portfolio Turnover Rate	37.12%	30.89%	10.72%	19.03%	41.99%

(a) Total return does not reflect payment of a sales charge.

(b) Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c) The expense ratios reflect total expenses prior to any fee waivers and reimbursements by service providers (gross expense ratio) and after any fee waivers and reimbursements by service providers (net expense ratio).

(d) No effect to net investment income due to reimbursement of $10,752 by Advisor for certain trade errors.

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CLASS C SHARES

(For a Share Outstanding Throughout each Year)

	Year ended May 31, 2009	Year ended May 31, 2008	Year ended May 31, 2007	Year ended May 31, 2006	Year ended May 31, 2005
Net Asset Value, Beginning of Year	$10.41	$13.36	$12.22	$12.78	$12.38
Income (Loss) from Investment Operations Net investment income (loss) Net realized and unrealized gain (loss) on securities and foreign currency translation Total from Investment Operations	(0.01) (3.26) (3.27)	(0.11) (1.14) (1.25)	(0.10) 2.31 2.21	0.00(d) 0.21 0.21	(0.05) 0.62 0.57
Less Distributions: Dividend (from net investment income) Distributions (from capital gains) Total Distributions	-- (0.61) (0.61)	-- (1.70) (1.70)	-- (1.07) (1.07)	(0.05) (0.72) (0.77)	-- (0.17) (0.17)
Net Asset Value, End of Year	$6.53	$10.41	$13.36	$12.22	$12.78
Total Return(a)(b)	(31.47)%	(9.78)%	18.66%	1.60%	4.63%
Net Assets, End of Year (000’s)	$2,409	$5,474	$7,421	$7,975	$9,681
Average Net Assets for the Year (000’s)	$3,333	$6,226	$7,158	$9,139	$9,212
Ratio of: Gross Expenses to Average Net Assets(c) Net Expenses to Average Net Assets(c) Net Investment Income (Loss) to Average Net Assets	3.44% 2.75% (0.17)%	2.72% 2.72% (0.89)%	2.48% 2.48% (0.76)%	2.28% 2.28% 0.07%	2.23% 2.23% (0.39)%
Portfolio Turnover Rate	37.12%	30.89%	10.72%	19.03%	41.99%

(a) Total return does not reflect payment of a sales charge.

(b) Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c) The expense ratios reflect total expenses prior to any fee waivers and reimbursements by service providers (gross expense ratio) and after any fee waivers and reimbursements by service providers (net expense ratio).

(d) No effect to net investment income due to reimbursement of $10,752 by Advisor for certain trade errors.

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INVESTOR CLASS SHARES

(For a Share Outstanding Throughout each Year)

	Year ended May 31, 2007	Year ended May 31, 2008	Year ended May 31, 2007	Year ended May 31, 2006	Year ended May 31, 2005
Net Asset Value, Beginning of Year	$11.02	$13.94	$12.62	$13.07	$12.57
Income (Loss) from Investment Operations Net investment income (loss) Net realized and unrealized gain (loss) on securities and foreign currency translation Total from Investment Operations	0.05 (3.47) (3.42)	(0.02) (1.20) (1.22)	0.00 2.39 2.39	0.15(d) 0.17 0.32	0.05 0.62 0.67
Less Distributions: Dividends (from net investment income) Distributions (from capital gains) Total Distributions	(0.05) (0.61) (0.66)	-- (1.70) (1.70)	-- (1.07) (1.07)	(0.05) (0.72) (0.77)	-- (0.17) (0.17)
Net Asset Value, End of Year	$6.94	$11.02	$13.94	$12.62	$13.07
Total Return(a)(b)	(30.95)%	(9.13)%	19.54%	2.45%	5.36%
Net Assets, End of Year (000’s)	$2,173	$4,446	$6,837	$11,061	$19,177
Average Net Assets for the Year (000’s)	$2,847	$5,503	$7,787	$13,734	$20,625
Ratio of: Gross Expenses to Average Net Assets(c) Net Expenses to Average Net Assets(c) Net Investment Income (Loss) to Average Net Assets	2.69% 2.00% 0.58%	1.96% 1.96% (0.13)%	1.73% 1.73% (0.01)%	1.53% 1.53% 0.81%	1.48% 1.48% 0.34%
Portfolio Turnover Rate	37.12%	30.89%	10.72%	19.03%	41.99%

(a) Total return does not reflect payment of a sales charge.

(b) Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c) The expense ratios reflect total expenses prior to any fee waivers and reimbursements by service providers (gross expense ratio) and after any fee waivers and reimbursements by service providers (net expense ratio).

(d) No effect to net investment income due to reimbursement of $10,752 by Advisor for certain trade errors.

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ADDITIONAL INFORMATION
 ________________________________________________________________________________________________________________________________________

WISDOM FUND

CLASS B SHARES
CLASS C SHARES
INVESTOR CLASS SHARES

 ________________________________________________________________________________________________________________________________________

Additional information about the Fund is available in the Fund’s SAI, which is incorporated by reference into this prospectus.  Additional information about the Fund’s investments is also available in the Fund’s Annual and Semi-annual Reports to shareholders.  The Fund’s Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

The SAI and the Annual and Semi-annual Reports are available free of charge on the website listed below and upon request (you may also request other information about the Fund or make shareholder inquiries) as follows:

By telephone:                                       1-800-773-3863

By mail:                                                  Wisdom Fund
Class B Shares, Class C Shares, or Investor Class Shares
c/o Nottingham Shareholder Services
116 South Franklin Street
Post Office Box 4365
Rocky Mount, NC  27803-0365

By e-mail:                                              info@ncfunds.com

On the Internet:                                   www.wisdomfund.com

Information about the Fund (including the Fund’s SAI) can also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Inquiries regarding the operations of the public reference room may be made by calling the SEC at 1-202-942-8090.  Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Investment Company Act file number 811-08295

                              PART B

                              FORM N-1A

STATEMENT OF ADDITIONAL INFORMATION

WISDOM FUND

September 28, 2009

A series of the
NEW PROVIDENCE INVESTMENT TRUST
116 South Franklin Street
Post Office Box 4365
Rocky Mount, North Carolina 27803-0365

Telephone 1-877-352-0020

TABLE OF CONTENTS

Page

OTHER INVESTMENT POLICIES	2

INVESTMENT LIMITATIONS	8

PORTFOLIO TRANSACTIONS	10

DESCRIPTION OF THE TRUST	11

MANAGEMENT AND OTHER SERVICE PROVIDERS	12

SPECIAL SHAREHOLDER SERVICES	18

DISCLOSURE OF PORTFOLIO HOLDINGS	20

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	21

NET ASSET VALUE	25

ADDITIONAL TAX INFORMATION	26

FINANCIAL STATEMENTS	29

APPENDIX A – DESCRIPTION OF RATINGS	30

APPENDIX B – PROXY VOTING POLICIES	34

This Statement of Additional Information (“SAI”) is meant to be read in conjunction with the Prospectuses for the Wisdom Fund (“Fund”), dated the same date as this SAI, as those Prospectuses may be amended or supplemented from time to time, relating to the Fund’s Institutional Class Shares, Class B Shares, Class C Shares, and Investor Class Shares, and is incorporated by reference in its entirety into those Prospectuses.  Because this SAI is not itself a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein.  Information from the Annual Report is incorporated by reference into this SAI.  Copies of the Fund’s Prospectuses and Annual Report may be obtained at no charge by writing or calling the Fund at the address and phone number shown above.  Capitalized terms used but not defined herein have the same meanings as in each Prospectus.

OTHER INVESTMENT POLICIES

The Wisdom Fund is a diversified series of the New Providence Investment Trust (“Trust”), an open-end management investment company registered with the Securities and Exchange Commission (“SEC”).  The Trust was organized as a Massachusetts business trust on July 9, 1997 under a Declaration of Trust.  The following policies supplement the investment objective and policies of the Fund as described in the Prospectuses for the Fund.  Attached to the SAI is Appendix A, which contains descriptions of the rating symbols used by nationally recognized statistical rating organizations for certain securities in which the Fund may invest.

General Investment Risks.  All investments in securities and other financial instruments involve a risk of financial loss.  No assurance can be given that the Fund’s investment programs will be successful.  Investors should carefully review the descriptions of the Fund’s investments and their risks in this SAI and the Prospectuses.

Repurchase Agreements.  The Fund may acquire U.S. government obligations or corporate debt securities subject to repurchase agreements.  A repurchase transaction occurs when, at the time the Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve or a registered government securities dealer) and must deliver the security (and/or securities substituted for it under the repurchase agreement) to the vendor on an agreed upon date in the future.  The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.  Delivery pursuant to the resale will normally occur within 1 to 5 days of the purchase.

Repurchase agreements are considered “loans” under the Investment Company Act of 1940, as amended (“1940 Act”), collateralized by the underlying security.  The Trust has implemented procedures to monitor on a continuous basis the value of the collateral serving as security for repurchase obligations.  Atlanta Investment Counsel, LLC (“Advisor”), investment advisor to the Fund, will consider the creditworthiness of the vendor.  If the vendor fails to pay the agreed upon resale price on the delivery date, the Fund will retain or attempt to dispose of the collateral.  The Fund’s risk is that such default may include any decline in value of the collateral to an amount which is less than 100% of the repurchase price, any costs of disposing of such collateral, and any loss resulting from any delay in foreclosing on the collateral.  The Fund will not enter into any repurchase agreement that will cause more than 10% of its net assets to be invested in repurchase agreements extending beyond seven days.

Money Market Instruments.  The Fund may acquire money market instruments.  Money market instruments may include U.S. government obligations or corporate debt obligations (including those subject to repurchase agreements), provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund.  Money market instruments also may include Banker’s Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper, and Variable Amount Demand Master Notes (“Master Notes”).  Banker’s Acceptances are time drafts drawn on and “accepted” by a bank.  When a bank “accepts” such a time draft, it assumes liability for its payment.  When the Fund acquires a Banker’s Acceptance, the bank which “accepted” the time draft is liable for payment of interest and principal when due.  The Banker’s Acceptance carries the full faith and credit of such bank.  A Certificate of Deposit (“CD”) is an unsecured, interest bearing debt obligation of a bank.  Commercial Paper is an unsecured, short-term debt obligation of a bank, corporation, or other borrower.  Commercial Paper generally matures within a range of two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument.  The Fund will purchase Commercial Paper only if it is rated in one of the top two rating categories by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”), or Fitch Investors Service, Inc. (“Fitch”), or if not rated, is of equivalent quality in the Advisor’s opinion.  Commercial Paper may include Master Notes of the same quality.  Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest.  Master Notes will be acquired by the Fund only through the Master Note program of the Fund’s custodian bank, acting as administrator thereof.  The Advisor will monitor, on a continuous basis, the earnings’ power, cash flow, and other liquidity ratios of the issuer of a Master Note held by the Fund.

Investment Companies.  The Fund may, from time to time, invest in securities of other investment companies, including, without limitation, money market funds and exchange traded funds (“ETFs”).  The Fund expects to rely on Rule 12d1-1 under the 1940 Act when purchasing shares of a money market fund.  Under Rule 12d1-1, the Fund may generally invest without limitation in money market funds as long as the Fund pays no sales charge (“sales charge”), as defined in rule 2830(b)(8) of the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”), or service fee, as defined in Rule 2830(b)(9) of the Conduct Rules of FINRA, charged in connection with the purchase, sale, or redemption of securities issued by the money market fund (“service fee”); or the Adviser waives its management fee in an amount necessary to offset any sales charge or service fee.  The Fund expects to rely on Section 12(d)(1)(F) of the 1940 Act when purchasing shares of other investment companies that are not money market funds.  Under Section 12(d)(1)(F), a Fund may generally acquire shares of another investment company unless, immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of the investment company’s total outstanding stock (the “3% Limitation”).  To the extent the 3% Limitation applies to an investment the Fund wishes to make, the Fund may be prevented from allocating its investments in the manner that the Adviser considers optimal.  Also, in the event that there is a proxy vote with respect to shares of another investment company purchased and held by the Fund under Section 12(d)(1)(F), then the Fund will either (i) vote such shares in the same proportion as the vote of all other holders of such securities; or (ii) contact its shareholders for instructions regarding how to vote the proxy.  Investments in other investment companies subject the Fund to additional operating and management fees and expenses.  For example, the Fund investors will indirectly bear fees and expenses charged by underlying investment companies in which the Fund invests, in addition to the Fund’s direct fees and expenses.

Exchange Traded Funds.  The Fund may invest in an exchange traded fund (“ETF”).  An ETF is an investment company that holds a portfolio of common stock or bonds designed to track the performance of a securities index or sector of an index.  ETFs are traded on a securities exchange based on their market value.  An investment in an ETF generally presents the same primary risks as an investment in a conventional registered investment company (i.e., one that is not exchange traded), including the risk that the general level of stock prices, or that the prices of stocks within a particular sector, may increase or decrease, thereby affecting the value of the shares of an ETF.  In addition, all ETFs will have costs and expenses that will be passed on to the Fund and these costs and expenses will in turn increase the Fund’s expenses.  ETFs are also subject to the following risks that often do not apply to conventional investment companies: (i) the market price of the ETF’s shares may trade at a discount to the ETF’s net asset value, and as a result, ETFs may experience more price volatility than other types of portfolio investments and such volatility could negatively impact the Fund’s net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained at a sufficient volume; (iii) trading of an ETF’s shares may be halted if the listing exchange deems such action appropriate; and (iv) ETF shares may be delisted from the exchange on which they trade, or “circuit breakers” (which are tied to large decreases in stock prices used by the exchange) may temporarily halt trading in the ETF’s stock.  ETFs are also subject to the risks of the underlying securities or sectors that the ETF is designed to track.  Finally, there may be legal limitations and other conditions imposed by SEC rules on the amount of the ETF shares that the Fund may acquire.

Illiquid Investments.  The Fund may invest up to 15% of its net assets in illiquid securities, which are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued.  Under the supervision of the Trust’s Board of Trustees (each a “Trustee” and collectively, “Trustees”), the Advisor determines the liquidity of the Fund’s investments, and through reports from the Advisor, the Trustees monitor investments in illiquid instruments.  In determining the liquidity of the Fund’s investments, the Advisor may consider various factors including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers in the marketplace, (iii) dealer undertakings to make a market, (iv) the nature of the security (including any demand or tender features), and (v) the nature of the marketplace for trades (including the ability to assign or offset the Fund’s rights and obligations relating to the investment).  If through a change in values, net assets, or other circumstances, more than 15% of the Fund’s net assets were invested in illiquid securities, the Fund would seek to take appropriate steps to protect liquidity.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (“1933 Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days.  Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market.  Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation.  Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days.  A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay.  Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act including repurchase agreements, commercial paper, foreign securities, municipal securities, and corporate bonds and notes.  Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment.  The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

Rule 144A Securities will be considered illiquid and therefore subject to the Fund’s limit on the purchase of illiquid securities unless the Trustees or their delegates determine that the Rule 144A Securities are liquid.  In reaching liquidity decisions, the Trustees and their delegates may consider, among other things, the following factors:  (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer).

Funding Agreements.  Within the limitations on investing in illiquid securities, the Fund may invest in various types of funding agreements.  A funding agreement is, in substance, an obligation of indebtedness negotiated privately between an investor and an insurance company.  Funding agreements often have maturity-shortening features, such as an unconditional put, that permit the investor to require the insurance company to return the principal amount of the funding agreement, together with accrued interest, within one year or less.  Most funding agreements are not transferable by the investor and, therefore, are illiquid, except to the extent the funding agreement is subject to a demand feature of seven days or less.  An insurance company may be subject to special protection under state insurance laws, which protection may impair the ability of the investor to require prompt performance by the insurance company of its payment obligations under the funding agreement.

Borrowing.  The Fund may borrow money from banks as a temporary measure (i) for extraordinary or emergency purposes in amounts not exceeding 5% of its total assets or (ii) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities, in amounts not exceeding 15% of the Fund’s total assets.  The Fund may pledge its assets to secure its borrowing.  In the event that the Fund should ever borrow money under these conditions, such borrowing could increase the Fund’s costs and reduce the value of the Fund’s assets and the value (and return) of a shareholder’s investment in the Fund.  Any and all such borrowing will comply with the requirements of the 1940 Act, which requires, among other things, the maintenance of certain asset coverage tests for such borrowings.  In the event the Fund’s borrowing exceeds 5% of its total assets, the Fund will not make any investments.  Borrowing may also exaggerate changes in the Fund’s Net Asset Value (“NAV”) and in the return of the Fund.  Borrowing will cost the Fund interest expenses and other fees that could negatively impact the Fund’s performance return.

Futures Contracts.  A futures contract is a bilateral agreement to buy or sell a security (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract) for a set price in the future.  Futures contracts are designated by boards of trade which have been designated “contracts markets” by the Commodities Futures Trading Commission (“CFTC”).  No purchase price is paid or received when the contract is entered into.  Instead, the Fund, upon entering into a futures contract (and to maintain the Fund’s open positions in futures contracts), would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, United States government securities, suitable money market instruments, or liquid, high-grade debt securities, known as “initial margin.”  The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract.  Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded.  By using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish certain results more quickly with lower transaction costs.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin.  However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.  These subsequent payments to and from the futures broker, called “variation margin”, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.”  The Fund expects to earn interest income on its initial and variation margin deposits.

The Fund will incur brokerage fees when it purchases and sells futures contracts.  Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions which may result in a gain or loss.  While futures positions taken by the Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities whenever it appears economically advantageous for the Fund to do so.  A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

Futures can be volatile instruments and can involve certain risks.  If the Fund applies a hedge at an inappropriate time or judges market movements incorrectly, futures strategies may lower the Fund’s return.  The Fund could also experience losses if the prices of its futures positions were poorly correlated with its other instruments, or if it could not close out its positions because of an illiquid secondary market.

Securities Index Futures Contracts.  Purchases or sales of securities index futures contracts may be used in an attempt to protect the Fund’s current or intended investments from broad fluctuations in securities prices.  A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract.  On the contract’s expiration date a final cash settlement occurs and the futures positions are simply closed out.  Changes in the market value of a particular index futures contract reflect changes in the specified index of securities on which the future is based.

By establishing an appropriate “short” position in index futures, the Fund may also seek to protect the value of its portfolio against an overall decline in the market for such securities.  Alternatively, in anticipation of a generally rising market, the Fund can seek to avoid losing the benefit of apparently low current prices by establishing a “long” position in securities index futures and later liquidating that position as particular securities are in fact acquired.  To the extent that these hedging strategies are successful, the Fund will be affected to a lesser degree by adverse overall market price movements than would otherwise be the case.

Options on Futures Contracts.  The Fund may purchase exchange-traded call and put options on futures contracts and write exchange-traded call options on futures contracts.  These options are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading.  A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a “long” position) at a specified exercise price at any time before the option expires.  A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a “short” position), for a specified exercise price, at any time before the option expires.

The Fund will write only options on futures contracts which are “covered.”  The Fund will be considered “covered” with respect to a put option it has written if, so long as it is obligated as a writer of the put, the Fund segregates with its custodian cash, United States government securities or liquid securities at all times equal to or greater than the aggregate exercise price of the puts it has written (less any related margin deposited with the futures broker).  The Fund will be considered “covered” with respect to a call option it has written on a debt security future if, so long as it is obligated as a writer of the call, the Fund owns a security deliverable under the futures contract.  The Fund will be considered “covered” with respect to a call option it has written on a securities index future if the Fund owns, so long as the Fund is obligated as the writer of the call, securities the price changes of which are, in the opinion of the Advisor, expected to replicate substantially the movement of the index upon which the futures contract is based.

Upon the exercise of a call option, the writer of the option is obligated to sell the futures contract (to deliver a “long” position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market.  Upon exercise of a put, the writer of the option is obligated to purchase the futures contract (deliver a “short” position to the option holder) at the option exercise price which will presumably be higher than the current market price of the contract in the futures market.  When the holder of an option exercises it and assumes a long futures position, in the case of a call, or a short futures position, in the case of a put, its gain will be credited to its futures margin account, while its loss will be debited to its account and must be immediately paid by the writer.  However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights.  Instead, the holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

If the Fund writes options on futures contracts, the Fund will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position.  If the option is not exercised, the Fund will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held in or to be acquired for the Fund.  If the option is exercised, the Fund will incur a loss in the option transaction, which will be reduced by the amount of the premium it has received, but which will offset any favorable changes in the value of its portfolio securities or, in the case of a put, lower prices of securities it intends to acquire.

Options on futures contracts can be used by the Fund to hedge substantially the same risks as might be addressed by the direct purchase or sale of the underlying futures contracts.  If the Fund purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself.  Purchases of options on futures contracts may present less risk in hedging than the purchase and sale of the underlying futures contracts since the potential loss is limited to the amount of the premium plus related transaction costs.

The purchase of put options on futures contracts is a means of hedging against a general decline in market prices.  The purchase of a call option on a futures contract represents a means of hedging against a market advance when the Fund is not fully invested.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities.  If the futures price at expiration is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the value of the Fund’s holdings of securities.  The writing of a put option on a futures contract is analogous to the purchase of a futures contract in that it hedges against an increase in the price of securities the Fund intends to acquire.  However, the hedge is limited to the amount of premium received for writing the put.

Limitations on Purchase and Sale of Futures Contracts and Options on Futures Contracts.  Options and futures can be volatile instruments and involve certain risks.  If the Advisor applies a hedge at an inappropriate time or judges market movements incorrectly, options and futures strategies may lower a Fund’s return.  A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its position because of an illiquid market.  The Fund will not engage in transactions in futures contracts and related options for speculation.  In addition, the Fund will not purchase or sell futures contracts or related options unless either (1) the futures contracts or options thereon are purchased for “bona fide hedging” purposes (as that term is defined under the CFTC regulations) or (2) if purchased for other purposes, the sum of the amounts of initial margin deposits on the Fund’s existing futures and premiums required to establish non-hedging positions, less the amount by which any such options positions are “in-the-money” (as defined under CFTC regulations), would not exceed 5% of the liquidation value of the Fund’s total assets.  In instances involving the purchase of futures contracts or the writing of put options thereon by the Fund, an amount of cash and cash equivalents, equal to the cost of such futures contracts or options written (less any related margin deposits), will be deposited in a segregated account with its custodian, thereby insuring that the use of such futures contracts and options is unleveraged.  In instances involving the sale of futures contracts or the writing of call options thereon by the Fund, the securities underlying such futures contracts or options will at all times be maintained by the Fund or, in the case of index futures and related options, the Fund will own securities the price changes of which are, in the opinion of the Advisor, expected to replicate substantially the movement of the index upon which the futures contract or option is based.

Options.  A call option is a contract which gives the purchaser of the option (in return for a premium paid) the right to buy, and the writer of the option (in return for a premium received) the obligation to sell, the underlying security at the exercise price at any time prior to the expiration of the option, regardless of the market price of the security during the option period.  A call option on a security is covered, for example, when the writer of the call option owns the security on which the option is written (or on a security convertible into such a security without additional consideration) throughout the option period.  The risks associated with option transactions include the following: (i) the success of a hedging strategy may depend on the ability of the Advisor to predict movements in the prices of the individual securities, fluctuations in markets, and movements in interest rates; (ii) there may be an imperfect or no correlation between the changes in the market value of the securities held by a Fund and the prices of options: (iii) there may not be a liquid secondary market for options; and (iv) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

Writing Call Options.  The Fund will write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums.  In return for the premium income, the Fund will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit.  Moreover, in writing the call option, the Fund will retain the risk of loss should the price of the security decline.  The premium is intended to offset that loss in whole or in part.  Unlike the situation in which the Fund owns securities not subject to a call option, the Fund, in writing call options, must assume that the call may be exercised at any time prior to the expiration of its obligation as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price.

The Fund may terminate its obligation under an option it has written by buying an identical option.  Such a transaction is called a “closing purchase transaction.”  The Fund will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option is less or more than the amount received from the sale of the corresponding call option.  Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the exercise or closing out of a call option is likely to be offset in whole or part by unrealized appreciation of the underlying security owned by the Fund.  When an underlying security is sold from the Fund’s securities portfolio, the Fund will effect a closing purchase transaction so as to close out any existing covered call option on that underlying security.

Writing Put Options.  The writer of a put option becomes obligated to purchase the underlying security at a specified price during the option period if the buyer elects to exercise the option before its expiration date.  If the Fund writes a put option, the Fund will be required to “cover” it, for example, by depositing and maintaining in a segregated account with its custodian cash, U.S. government securities, or other liquid securities having a value equal to or greater than the exercise price of the option.

The Fund may write put options either to earn additional income in the form of option premiums (anticipating that the price of the underlying security will remain stable or rise during the option period and the option will therefore not be exercised) or to acquire the underlying security at a net cost below the current value (e.g., the option is exercised because of a decline in the price of the underlying security, but the amount paid by the Fund, offset by the option premium, is less than the current price). The risk of either strategy is that the price of the underlying security may decline by an amount greater than the premium received.  The premium which the Fund receives from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to that market price, the historical price volatility of the underlying security, the option period, supply and demand, and interest rates.  The Fund may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised.

Purchasing Put and Call Options.  The Fund may purchase put options on securities to protect their holdings against a substantial decline in market value.  The purchase of put options on securities will enable the Fund to preserve, at least partially, unrealized gains in an appreciated security in its portfolio without actually selling the security.  In addition, the Fund will continue to receive interest or dividend income on the security.  The Fund may also purchase call options on securities to close out positions.  The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option which was bought.

Securities Index Options.  The Fund may write covered put and call options and purchase call and put options on securities indexes for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of the Fund’s securities or securities it intends to purchase.  The Fund writes only “covered” options.  A call option on a securities index is considered covered, for example, if, so long as the Fund is obligated as the writer of the call, it holds securities the price changes of which are, in the opinion of the Advisor, expected to replicate substantially the movement of the index or indexes upon which the options written by the Fund are based.  A put on a securities index written by the

Fund will be considered covered if, so long as it is obligated as the writer of the put, the Fund segregates with its custodian cash, U.S. government securities, or other liquid high-grade debt obligations having a value equal to or greater than the exercise price of the option.  Unlike a stock option, which gives the holder the right to purchase or sell a specified stock at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (i) the difference between the exercise price of the option and the value of the underlying stock index on the exercise date, multiplied by (ii) a fixed “index multiplier.”

A securities index fluctuates with changes in the market value of the securities so included.  For example, some securities index options are based on a broad market index such as the S&P 500 Index or the NYSE Composite Index, or a narrower market index such as the S&P 100 Index.  Indexes may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index.

The Fund’s use of stock index options is subject to certain risks.  The Fund’s ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline through transactions in put options on stock indexes, depends on the degree to which price movements in the underlying index correlate with the price movements in the Fund’s portfolio securities.  Consequently, the Fund will bear the risk that the prices of its portfolio securities being hedged will not move in correlation with the prices of the Fund’s put options on the stock indexes.  It is also possible that there may be a negative correlation between the index and the Fund’s portfolio securities that would result in a loss on both such portfolio securities and the options on stock indexes acquired by the Fund.

Forward Commitment & When-Issued Securities.  The Fund may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient assets to meet the purchase price.  In such purchase transactions, the Fund will not accrue interest on the purchased security until the actual settlement.  Similarly, if a security is sold for a forward date, the Fund will accrue the interest until the settlement of the sale.  When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale.  As a result, the exposure to the counterparty of the purchase or sale is increased.  Although the Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Advisor feels such action is appropriate.  In such a case, the Fund could incur a short-term gain or loss.

Defensive Investments.  The Fund will normally be at least 90% invested in equity securities.  As a temporary defensive measure in response to adverse market, economic, political, or other conditions, the Fund may determine from time to time that market conditions warrant investing in investment-grade bonds, U.S. government securities, repurchase agreements, money market instruments, and, to the extent permitted by applicable law and the Fund’s investment restrictions, shares of other investment companies.  To the extent that the Fund invests in such securities as a defensive position, it will not be pursuing and may not achieve its investment objective.  Under normal circumstances, however, the Fund will also hold money market, repurchase agreement instruments and/or money market funds for funds awaiting investment to accumulate cash for anticipated purchases of portfolio securities, allow for shareholder redemptions, and provide for Fund operating expenses.  In addition, the Fund will also normally hold from time to time investments in other investment companies, including ETFs.

INVESTMENT LIMITATIONS

The Fund has adopted the following fundamental investment limitations, which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund.  A “majority” for this purpose means the lesser of (i) 67% of the Fund’s outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares.  Unless otherwise indicated, percentage limitations apply at the time of purchase.

As a matter of fundamental policy, the Fund may not:

1.
Issue senior securities, borrow money, or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of its total assets or (b) to meet redemption requests in amounts not exceeding 15% of its total assets.  The Fund will not make any investments if borrowing exceeds 5% of its total assets until such time as total borrowing represents less than 5% of Fund assets;

2.
Concentrate its investments by investing 25% or more of its total assets in any one industry, unless such concentration of investments in any one industry or group of industries would be necessary, from time to time, in order for the Fund to achieve its objective of investing, as closely as possible, in the same securities known to be owned by Berkshire Hathaway Inc.;

3.	Invest for the purpose of exercising control or management of another issuer;

4.
Purchase or sell commodities or commodities contracts; real estate (including limited partnership interests, but excluding readily marketable interests in real estate investment trusts or other securities secured by real estate or interests therein or readily marketable securities issued by companies that invest in real estate or interests therein); or interests in oil, gas, or other mineral exploration or development programs or leases (although it may invest in readily marketable securities of issuers that invest in or sponsor such programs or leases);

5.
Underwrite securities issued by others except to the extent that the disposition of portfolio securities, either directly from an issuer or from an underwriter for an issuer, may be deemed to be an underwriting under the federal securities laws;

6.	Participate on a joint or joint and several basis in any trading account in securities;

7.	Invest its assets in the securities of one or more investment companies except to the extent permitted by the 1940 Act; and

8.	Make loans of money or securities, except that the Fund may invest in repurchase agreements, money market instruments, and other debt securities.

The following investment limitations are not fundamental and may be changed without shareholder approval.  As a matter of non-fundamental policy, the Fund may not:

1.
Invest in securities of issuers which have a record of less than three years’ continuous operation (including predecessors and, in the case of bonds, guarantors) if more than 5% of its total assets would be invested in such securities;

2.
Invest more than 15% of its net assets in illiquid securities.  For this purpose, illiquid securities include, among others, (a) securities for which no readily available market exists or which have legal or contractual restrictions on resale, (b) fixed-time deposits that are subject to withdrawal penalties and have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days;

3.
Invest in the securities of any issuer if those officers of the Trust or Trustees and those officers and directors of the Advisor who individually own more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of such issuer’s securities;

4.
Make short sales of securities or maintain a short position, except short sales “against the box.”  (A short sale is made by selling a security the Fund does not own.  A short sale is “against the box” to the extent that the Fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short.)  While the Fund has reserved the right to make short sales “against the box,” the Advisor has no present intention of engaging in such transactions at this time or during the coming year;

5.	Purchase foreign securities other than those traded on domestic U.S. exchanges; and

6.
Write, purchase, or sell puts, calls, straddles, spreads, or combinations thereof or futures contracts or related options, except to the extent permitted by the Fund’s prospectuses and SAI as those documents may be amended from time to time.

PORTFOLIO TRANSACTIONS

Subject to the general supervision of the Trustees, the Advisor is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Fund.

The annualized portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period.  The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less.  Portfolio turnover of the Fund may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements that enable the Fund to receive favorable tax treatment.  Portfolio turnover will not be a limiting factor in making Fund decisions, and the Fund may engage in short-term trading to achieve its investment objectives.  High rates of portfolio turnover could lower performance of the Fund due to increased transaction costs and may also result in the realization of short-term capital gains taxed at ordinary income tax rates.  Due to the trading activity of Berkshire Hathaway Inc. and in keeping with the Fund’s objective of investing, as closely as possible, in the same securities known to be owned by Berkshire Hathaway Inc., the Fund’s portfolio turnover has varied from year to year.

Purchases of money market instruments by the Fund are made from dealers, underwriters, and issuers.  The Fund currently does not expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a “net” basis by a dealer acting as principal for its own account without a stated commission.  The price of the security, however, usually includes a profit to the dealer.  Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount.  When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions.  On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers.  Transactions in the over-the-counter market are generally on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument.

The Fund may participate, if and when practicable, in bidding for the purchase of Fund securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group.  The Fund will engage in this practice, however, only when the Advisor, in its sole discretion, believes such practice to be otherwise in the Fund’s interest.

The Fund has adopted, and the Trustees have approved, policies and procedures relating to the direction of mutual fund portfolio securities transactions to broker-dealers.  In accordance with these policies and procedures in executing Fund transactions and selecting brokers or dealers, the Advisor will seek to obtain the best overall terms available for the Fund.  In assessing the best overall terms available for any transaction, the Advisor shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis.  The Advisor may not give consideration to sales of Fund shares as a factor in selecting broker-dealers to execute portfolio securities transactions.  The Advisor may, however, place portfolio transactions with broker-dealers that promote or sell Fund shares so long as such transactions are done in accordance with the policies and procedures established by the Trustees that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts.  The Advisor is authorized to cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Advisor determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Advisor to the Fund. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries; general summaries of groups of stocks or bonds and their comparative earnings and yields; or broad overviews of the stock, bond, and government securities markets and the economy.

Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Advisor and does not reduce the advisory fees payable by the Fund.  The Trustees will periodically review any commissions paid by the Fund to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Fund.  It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which the Advisor exercises investment discretion.  Conversely, the Fund may be the primary beneficiary of the research or services received as a result of securities transactions effected for such other account or investment company.

The Advisor may also utilize a brokerage firm affiliated with the Trust or the Advisor if it believes it can obtain the best execution of transactions from such broker.  The Fund will not execute portfolio transactions through, acquire securities issued by, make savings deposits in, or enter into repurchase agreements with the Advisor or an affiliated person of the Advisor (as such term is defined in the 1940 Act) acting as principal, except to the extent permitted by the SEC.  The Fund will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Advisor, or an affiliated person of the Advisor, is a member, except to the extent permitted by the SEC.  Under certain circumstances, the Fund may be at a disadvantage because of these limitations in comparison with other investment companies that have similar investment objectives but are not subject to such limitations.

Investment decisions for the Fund will be made independently from those for any other series of the Trust, if any, and for any other investment companies and accounts advised or managed by the Advisor.  Such other investment companies and accounts may also invest in the same securities as the Fund.  To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or accounts in executing transactions.  When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount in a manner which the Advisor believes to be equitable to the Fund and such other investment company or account.  In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund.

For the fiscal years ended May 31, 2009, 2008, and 2007, the total amount of brokerage commissions paid by the Fund was $4,740, $4,087, and $16,622, respectively.  The decrease in brokerage commissions for the Fund for the fiscal year ended May 31, 2008 from the prior fiscal year was primarily due to a reduction in the commission rates paid on transactions and decreased trading as a result of the Fund’s smaller asset base.

DESCRIPTION OF THE TRUST

The Trust is an unincorporated business trust organized under Massachusetts law on July 9, 1997.  The Trust’s Declaration of Trust authorizes the Trustees to divide shares into series, each series relating to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such series.  The Declaration of Trust currently provides for the shares of one series, the Fund.  The number of shares of each series shall be unlimited.  The shares in the Fund have been divided into four classes which are described in two prospectuses:  Institutional Class Shares and Class B Shares, Class C Shares, and Investor Class Shares.  The Trust normally does not issue share certificates.

In the event of a liquidation or dissolution of the Trust or an individual series, such as the Fund, shareholders of a particular series would be entitled to receive the assets available for distribution belonging to such series.  Shareholders of a series are entitled to participate equally in the net distributable assets of the particular series involved on liquidation, based on the number of shares of the series that are held by each shareholder.  If there are any assets, income, earnings, proceeds, funds, or payments that are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series as they, in their sole discretion, deem fair and equitable.

Shareholders of all of the series of the Trust, including the Fund, will vote together and not separately on a series-by-series or class-by-class basis, except as otherwise required by law or when the Trustees determine that the matter to be voted upon affects only the interests of the shareholders of a particular series or class.  The Trust has adopted an Amended and Restated Rule 18f-3 Multi-class Plan that contains the general characteristics of and conditions under which the Trust may offer multiple classes of shares of each series.  Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter.  A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class.  Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a series only if approved by a majority of the outstanding shares of such series.  However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class.  Rights of shareholders cannot be modified by less than a majority vote.

When used in the Prospectuses or this SAI, a “majority” of shareholders means the vote of the lesser of (1) 67% of the shares of the Trust or the applicable series or class present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Trust or the applicable series or class.  Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees, and in this event, the holders of the remaining shares voting will not be able to elect any Trustees.  Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders.  Shareholders holding not less than 10% of the shares then outstanding may require the Trustees to call a meeting, and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.).  In case a vacancy or an anticipated vacancy on the Board of Trustees shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to certain restrictions under the 1940 Act.  Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees, and the Trust does not expect to have an annual meeting of shareholders.

When issued for payment as described in the Prospectuses and this SAI, shares of the Fund will be fully paid and non-assessable.

The Declaration of Trust provides that the Trustees will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of duties.  It also provides that all third parties shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust.  With the exceptions stated, the Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

Under Massachusetts law, a shareholder of a Massachusetts business trust may be held liable as a partner under certain circumstances.  The Declaration of Trust, however, contains an express disclaimer of shareholder liability for its acts or obligations.  The Declaration of Trust provides for indemnification and reimbursement of expenses out of the Fund’s property for any shareholder held personally liable for its obligations.  In addition, the operation of the Fund as investment companies would not likely give rise to liabilities in excess of its assets.  Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is highly unlikely and is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations.

MANAGEMENT AND OTHER SERVICE PROVIDERS

This section of the SAI provides information about the persons who serve as Trustees and officers to the Trust and Fund, respectively, as well as the entities that provide services to the Fund.

Trustees and Officers

The Trustees are responsible for the management and supervision of the Fund.  The Trustees set broad policies for the Fund and choose the Fund’s officers.  The Trustees also approve all significant agreements between the Trust, on behalf of the Fund, and those companies that furnish services to the Fund; review performance of the Advisor and the Fund; and oversee activities of the Fund.  Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as his resignation, death, or otherwise as specified in the Trust’s organizational documents.  The Trustees may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust’s organizational documents.  The following chart shows information for the trustees who are not “interested persons” as defined in the 1940 Act (“Independent Trustees”), the interested trustee, as well as each officer of the Trust.  The address of each Trustee and officer, unless otherwise indicated, is 116 South Franklin Street, Rocky Mount, North Carolina 27802.

Name, Age, And Address	Position(s) held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
Jack E. Brinson (age 77)	Chairman and Trustee	Since 1997	Retired; previously, President of Brinson Investment Co. (personal investments) and President of Brinson Chevrolet, Inc. (auto dealership).	1

Independent Trustee of the Gardner Lewis Investment Trust for the two series of that trust; The Nottingham Investment Trust II for the six series of that trust; Hillman Capital Management Investment Trust for the two series of that trust; Tilson Investment Trust for the two series of that trust, DGHM Investment Trust for the one series of that trust, and the Starboard Investment Trust for the four series of that trust (all registered investment companies)

James H. Speed, Jr., 56	Trustee	Since February 2009	President and CEO of NC Mutual Life Insurance Company (insurance company) since May 2003; President of Speed Financial Group, Inc. (consulting/private investments) from March 2000 to April 2003.	1

Independent Trustee of the following Hillman Capital Management Investment Trust for the two series of that trust; The Nottingham Investment Trust II for the four series of that trust; Tilson Investment Trust for the two series of that trust, and the Starboard Investment Trust for the four series of that trust (all registered investment companies).  Member of Board of Directors of NC Mutual Life Insurance Company.  Member of Board of Directors of M&F Bancorp.

Interested Trustee
C. Douglas Davenport (age 58) Atlanta Investment Counsel, LLC 4161 Harris Trail, NW Atlanta, GA 30327	Trustee, President, Treasurer, Principal Executive Officer (“PEO”), Principal Financial Officer (“PFO”), and Chief Compliance Officer	Trustee since 2008; President, Treasurer, PEO and PFO since 2003; Chief Compliance Officer (since 2004)	President of Atlanta Investment Counsel, LLC (Advisor of the Fund) since 1998.	1	none
Officers
Angela D. Mincher (age 42)	Assistant Treasurer and Assistant Secretary	Since 2008	Systems Analyst for The Nottingham Company (Administrator to the Fund) since 2005; previously, Fund Accountant for The Nottingham Company.	n/a	n/a
Vason Hamrick (age 32)	Secretary	Since 2007	Corporate Counsel for The Nottingham Company since 2004.	n/a	n/a

Trustee Standing Committees.  The Board of Trustees has established the following standing committees:

Audit Committee:  The Independent Trustees are the current members of the Audit Committee.  The Audit Committee oversees the Fund’s accounting and financial reporting policies and practices, reviews the results of the annual audits of the Fund’s financial statements, and interacts with the Fund’s independent registered public accounting firm on behalf of the Trustees.  The Audit Committee operates pursuant to an Audit Committee Charter and meets periodically as necessary.  The Audit Committee met twice during the Fund’s last fiscal year.

Nominating Committee:  The Independent Trustees are the current members of the Nominating Committee.  The Nominating Committee nominates, selects, and appoints independent trustees to fill vacancies on the Board of Trustees and to stand for election at meetings of the shareholders of the Trust.  The nomination of independent trustees is in the sole and exclusive discretion of the Nominating Committee.  The Nominating Committee meets only as necessary and met once during the Fund’s last fiscal year.  The Nominating Committee generally will not consider nominees recommended by shareholders of the Trust.

Proxy Voting Committee:  The Independent Trustees are the current members of the Proxy Voting Committee.  The Proxy Voting Committee will determine how the Fund should cast its vote if called upon by the Board or the Advisor, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interests of the Fund’s shareholders, on the one hand, and those of the Fund’s Advisor, principal underwriter or an affiliated person of the Fund, on the other hand.  The Proxy Voting Committee will review the Trust’s Proxy Voting and Disclosure Policy and recommend any changes to the Board as it deems necessary or advisable.  The Proxy Voting Committee will also decide if the Fund should participate in a class action settlement, if called upon by the Advisor, in cases where a class action settlement with respect to which the Fund is eligible to participate presents a conflict between the interests of the Fund’s shareholders, on the one hand, and those of the Advisor, on the other hand.  The Proxy Voting Committee meets only as necessary and did not meet during the Fund’s last fiscal year.

Qualified Legal Compliance Committee:  The Independent Trustees are the current members of the Qualified Legal Compliance Committee.  The Qualified Legal Compliance Committee receives, investigates, and makes recommendations as to appropriate remedial action in connection with any report of evidence of a material violation of securities laws or breach of fiduciary duty or similar violation by the Trust, its officers, Trustees, or agents.  The Qualified Legal Compliance Committee meets only as necessary and did not meet during the Fund’s last fiscal year.

Beneficial Equity Ownership Information.  The table below shows the amount of the Fund’s equity securities beneficially owned by the Trustees and the aggregate value of all of each Trustee’s investments in equity securities of the Trust complex as of a valuation date of December 31, 2008.  The values are stated using the following ranges: A = none; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Funds Overseen or to be Overseen by Trustee in Family of Investment Companies*
Independent Trustees
Jack E. Brinson	A	A
James H. Speed, Jr.	A	A
Interested Trustee
C. Douglas Davenport	A	A

* The Fund is the only series of the Trust.

Ownership of Securities of Advisor, Distributor, or Related Entities.  As of December 31, 2008, the Independent Trustees and/or their immediate family members owned no securities of the Advisor, distributor, or any entity controlling, controlled by, or under common control with the Advisor or distributor.

Compensation.  Trustees who are interested persons of the Trust or the Advisor and officers of the Trust will receive no salary or fees from the Trust.  Independent Trustees will receive $4,000 each year plus $250 per Fund per meeting attended in person and $100 per Fund per meeting attended by telephone.  The Trust will also reimburse each Trustee and officer for his or her travel and other expenses relating to attendance at such meetings.  The following table reflects the amount of compensation received by each Trustee for the fiscal period ended May 31, 2009.

Name of Independent Trustee	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Trustee*
Jack E. Brinson	$2,700	N/A	N/A	$2,700
Theo C. Pitt, Jr.**	$2,500	N/A	N/A	$2,500
James H. Speed, Jr.***	$200	N/A	N/A	$200

* Each of the Trustees serves as a Trustee to the one fund of the Trust.

** Mr. Pitt resigned as Trustee in January 2009.

 *** Mr. Speed was elected Trustee in February  2009.

Codes of Ethics.  The Trust and the Advisor each have adopted a code of ethics (“Codes”), as required by applicable law, which is designed to prevent affiliated persons of the Trust and the Advisor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to a Code).  There can be no assurance that the Codes will be effective in preventing such activities.

Anti-Money Laundering Program.  The Trust has adopted an anti-money laundering program, as required by applicable law that is designed to prevent the Fund from being used for money laundering or the financing of terrorist activities.  The Trust’s Chief Compliance Officer is responsible for implementing and monitoring the operations and internal controls of the program.  Compliance officers at certain of the Fund’s service providers are also responsible for monitoring the program.  The anti-money laundering program is subject to the continuing oversight of the Trustees.

Proxy Voting Policies.  The Trust has adopted a Proxy Voting and Disclosure Policy that delegates to the Advisor the authority to vote proxies for the Fund, subject to oversight of the Trustees.  A copy of the Trust’s Proxy Voting and Disclosure Policy and the Advisor’s Proxy Voting Policy and Procedures are included as Appendix B to this SAI.

No later than August 31 of each year, the Fund must file Form N-PX with the SEC.  Form N-PX states how an investment company voted proxies for the prior twelve-month period ended June 30.  The Fund’s proxy voting records, as set forth in the most recent Form N-PX filing, are available upon request, without charge, by calling the Fund at 1-800-773-3863.  This information is also available on the SEC’s website at http://www.sec.gov.

Control Persons and Principal Holders of Voting Securities.  As of September 10, 2009, the Trustees and officers of the Trust as a group owned beneficially (i.e., directly or indirectly had voting and/or investment power) less than 1% of the then outstanding shares of the Fund.  On the same date the following shareholders owned of record more than 5% of the outstanding shares of beneficial interest of each class of shares of the Fund.  Except as provided below, no person is known by the Trust to be the beneficial owner of more than 5% of the outstanding shares of a class of shares of the Fund as of September 10, 2009.

Institutional Class Shares
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
John M. Templeton, Jr. 601 Pembroke Road Bryn Mawr, PA 19010	179,506.028 shares	43.45*
John Ezra Irrevocable Trust Gail J. Zimmerman, Trustee 2361 Trojan Drive Casper, WY 82609	150,595.509 shares	36.45%*
Gail Zimmerman Revocable Trust DTD 11/14/1991 2361 Trojan Drive Casper, WY 82609	25,567.335 shares	6.19%*
Class B Shares
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
None
Class C Shares
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
None
Investor Class Shares
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
NFS LLC FMT CO CUST IRA Rollover FBO Josephine Joan Templeton 601 Pembroke Road Bryn Mawr, PA 19010	34,310.072 shares	11.11%
* Pursuant to applicable SEC regulations, these shareholders are deemed to control the Fund.  Additionally, Mr. Templeton and Mr. Zimmerman arecontrol persons of the Advisor by ownership; and the John Ezra Irrevocable Trust and Gail Zimmerman Revocable Trust are Trusts established in the state of Wyoming.

Investment Advisor.  Information about Atlanta Investment Counsel, LLC, 4161 Harris Trail, NW Atlanta, Georgia 30327, and its duties and compensation as advisor is contained in the Prospectuses.  The Advisor is controlled through ownership by John K. Donaldson and John M. Templeton, Jr., M.D.; the estate of Anne D. Zimmerman, M.D. holds a non-controlling interest in the Advisor.  Dr. John Templeton, Jr. is a physician.  The Advisor supervises the Fund’s investments pursuant to an Investment Advisory Agreement.  The Advisory Agreement is currently effective for a one-year period and will be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by vote of a majority of the Fund’s outstanding voting securities or by vote of a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party.  The Advisory Agreement is terminable without penalty on 60-days’ notice by the Fund (by the Trustees or by vote of a majority of the Fund’s outstanding voting securities) or by the Advisor.  The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

The Advisor manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the approval of the Trustees.  The Advisor is responsible for investment decisions and provides the Fund with portfolio manager(s) who are authorized by the Trustees to execute purchases and sales of securities.  The portfolio manager for the Fund is C. Douglas Davenport, J.D.

Under the Advisory Agreement, the Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of such agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services; or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Advisor in the performance of its duties; or from its reckless disregard of its duties and obligations under the Advisory Agreement.

The Advisor will receive a monthly management fee equal to an annual rate of 0.50% of the Fund’s net assets of $500 million and less, and 0.40% of the Fund’s net assets greater then $500 million with the fee being allocated on a pro rata basis across each class of shares of the Fund.  For the fiscal year ended May 31, 2009, the Advisor received $15,914 of its fee after waiving $59,386 in fees.  The Advisor also reimbursed the Fund for other operating expenses in the amount of $44,320 for the fiscal year ended May 31, 2009.  For the fiscal year ended May 31, 2008, the Advisor received $131,043 of its fee after waiving $777.  For the fiscal year ended May 31, 2007, the Advisor received $158,823 in fees.

Portfolio Manager

Compensation.  C. Douglas Davenport, J.D. is the portfolio manager of the Fund.  He is not responsible for the day-to-day management of any other accounts.  He is a principal of the Advisor and his compensation consists of a fixed annual salary.  The only client of the Advisor is the Fund.

Ownership of Fund Shares.  The table below shows the amount of Fund equity securities beneficially owned by the portfolio manager as of May 31, 2009 stated as one of the following ranges: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001-$500,000; $500,001-$1,000,000; and over $1,000,000.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Wisdom Fund
C. Douglas Davenport, J.D.	None

Fund Accountant and Administrator.  The Trust has entered into an Amended and Restated Fund Accounting and Administration Agreement with The Nottingham Management Company d/b/a The Nottingham Company (“Administrator”), a North Carolina corporation whose address is 116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina 27802-0069.

The Administrator performs the following services for the Fund: (i) procures a custodian on behalf of the Trust, and coordinate and monitors the services it provides to the Fund; (ii) coordinates with and monitors any other third parties furnishing services to the Fund; (iii) provides the Fund with necessary office space, telephones and other communications facilities, and personnel competent to perform administrative and clerical functions for the Fund; (iv) assists or supervises the maintenance by third parties of such books and records of the Fund as may be required by applicable federal or state law; (v) assists in the preparation  of all federal, state, and local tax returns and reports of the Fund required by applicable law; (vi) assists in the preparation of and, after approval by the Trust, files and arranges for the distribution of proxy materials and periodic reports to shareholders of the Fund as required by applicable law; (vii) assists in the preparation of and, after approval by the Trust, arranges for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law; (viii) reviews and submits to the officers of the Trust for their approval invoices or other requests for payment of Fund expenses and instructs the custodian to issue checks in payment thereof; and (ix) takes such other action with respect to the Fund as may be necessary in the opinion of the Administrator to perform its duties under the agreement.  The Administrator will also provide certain accounting and pricing services for the Fund.

Compensation of the Administrator, based upon the average daily net assets of the Fund for fund administration fees, is at the annual rate of 0.125% on the first $50 million of the Fund’s net assets; 0.10% on the next $50 million; and 0.075% on all assets over $100 million with a minimum fund administration fee of $2,000 per month.  The Administrator currently receives a monthly fund accounting fee of $2,250 for accounting and recordkeeping services for the Fund with an additional $750 per month for each additional class of shares and an annual asset based fee of 0.01% of the Fund’s net assets.  For the fiscal year ended May 31, 2009, the Administrator received fund accounting fees of $55,506 and fund administration fees of $24,000.  For the fiscal year ended May 31, 2008, the Administrator received fund accounting fees of $56,636 and fund administration fees of $32,955.  For the fiscal year ended May 31, 2007, the Administrator received fund accounting fees of $57,177 and fund administration fees of $39,706.  The Administrator also receives the following to procure and pay the custodian for the Trust: 0.02% on the first $100 million of the Fund’s net assets and 0.009% on all assets over $100 million plus transaction fees with a minimum annual fee of $4,800.  The Administrator also charges the Fund for certain costs involved with the daily valuation of investment securities and is reimbursed for out-of-pocket expenses.

Transfer Agent.  The Trust has contracted with Nottingham Shareholder Services, LLC d/b/a NC Shareholder Services, LLC (“Transfer Agent”), a North Carolina limited liability company, to serve as transfer, dividend paying, and shareholder servicing agent for the Fund.  The address of the Transfer Agent is 116 South Franklin Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365.  The Transfer Agent is compensated based upon a shareholder servicing fee of $15 per shareholder per year, subject to a minimum fee of $1,500 per month, plus a $500 per month minimum fee for each additional class of shares.  For the fiscal years ended May 31, 2009, 2008, and 2007, the Transfer Agent received $54,694, $46,614, and $36,491, respectively, in such shareholder servicing fees.

Distributor.  Capital Investment Group, Inc. (“Distributor”), Post Office Box 32249, Raleigh, North Carolina 27622, acts as an underwriter and distributor of the Fund’s shares for the purpose of facilitating the registration of shares of the Fund under state securities laws and to assist in sales of Fund shares pursuant to a Distribution Agreement (“Distribution Agreement”) approved by the Trustees.

In this regard, the Distributor has agreed at its own expense to qualify as a broker-dealer under all applicable federal or state laws in those states which the Fund shall from time to time identify to the Distributor as states in which it wishes to offer its shares for sale, in order that state registrations may be maintained for the Fund.

The Distributor is a broker-dealer registered with the SEC and a member in good standing of the National Association of Securities Dealers, Inc.

Either party upon 60-days’ prior written notice to the other party may terminate the Distribution Agreement.

Prior to July 15, 1999, Donaldson & Co., Incorporated, served as the principal underwriter and distributor of Fund shares pursuant to a Distribution Agreement with the Trust.  Donaldson & Co., Incorporated is affiliated with the Advisor.  John K. Donaldson, is an affiliated person of the Advisor and owner of Donaldson & Co., Incorporated.

Sales charges from the sale of Fund shares for the fiscal year ended May 31, 2009 were $10,572, of which $655 was paid to the Distributor.  Sales charges from the sale of Fund shares for the fiscal year ended May 31, 2008 were $9,174, of which $988 was paid to the Distributor.  Sales charges from the sale of Fund shares for the fiscal year ended May 31, 2007 were $30,413, of which $4,170 was paid to the Distributor.

Custodian.  Union Bank, N.A.,  (formerly known as Union Bank of California, N.A.) 350 California Street, 6th Floor, San Francisco, California, 94104, serves as custodian for the Fund’s assets.  The custodian acts as the depository for the Fund, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund’s request, and maintains records in connection with its duties as custodian.  For its services, the custodian is entitled to receive a monthly fee from the Administrator based on the average net assets of the Fund plus additional out-of-pocket and transaction expenses as incurred by each Fund.  The custodian’s compensation is subject to a minimum annual amount of $5,000 for the Fund.

Compliance Services Administrator.  The Trust has entered into a compliance services arrangement with Nottingham Compliance Services, LLC (“NCS”), 116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina 27802-0069, in which NCS, a wholly-owned affiliate of the Administrator, assists the Trust’s Chief Compliance Officer in preparing and updating the Trust’s compliance manual and assists in monitoring and testing compliance with the policies and procedures under the Trust’s compliance manual.

Independent Registered Public Accounting Firm.  The Trustees have selected the firm of Briggs, Bunting & Dougherty LLP, 1835 Market Street, 26th Floor, Philadelphia, PA 19103, to serve as the independent registered public accounting firm for the Fund, audit the annual financial statements of the Fund, prepare the Fund’s federal and state tax returns, and consult with the Fund on matters of accounting and federal and state income taxation.

Independent auditors audit the financial statements of the Fund at least once each year.  Shareholders will receive annual audited and semi-annual (unaudited) reports when published and written confirmation of all transactions in their account.  A copy of the most recent Annual Report will accompany the SAI upon request of a shareholder or prospective investor.

Legal Counsel.  Kilpatrick Stockton LLP, 1001 West Fourth Street, Winston-Salem, North Carolina 27101, serves as legal counsel to the Trust and the Fund.

SPECIAL SHAREHOLDER SERVICES

The Fund offers the following shareholder services:

Regular Account.  The regular account allows for voluntary investments to be made at any time.  Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans, and others, investors are free to make additions to or withdrawals from their accounts.  When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor’s registration instructions.  Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date, along with a summary of the status of the account as of the transaction date.  As stated in the Prospectuses, share certificates are generally not issued.

Automatic Investment Plan.  The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account.  With shareholder authorization and bank approval, the Fund will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the 21st day of the month.  The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

Systematic Withdrawal Plan.  Shareholders owning shares with a value of $2,500 or more in Class B Shares, Class C Shares, or Investor Class Shares, or a value of $25,000 or more in Institutional Class Shares, may establish a systematic withdrawal plan for the applicable class of shares.  A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September, and December) in order to make the payments requested.  The Fund has the capability of electronically depositing the proceeds of the systematic withdrawal directly to the shareholder’s personal bank account ($5,000 minimum per bank wire).  Instructions for establishing this service are included in the Fund Shares Application, enclosed in the Prospectuses, or are available by calling the Fund.  If the shareholder prefers to receive his systematic withdrawal proceeds in cash, or if such proceeds are less than the $5,000 minimum for a bank wire, checks will be made payable to the designated recipient and mailed within seven days of the valuation date.  If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see “Redeeming Fund Shares - Signature Guarantees” in the Prospectuses).  A corporation (or partnership) must also submit a “Corporate Resolution” (or “Certification of Partnership”) indicating the names, titles, and required number of signatures authorized to act on its behalf.  The application must be signed by duly authorized officers and the corporate seal affixed.  No redemption fees are charged to shareholders under this plan.  Costs in conjunction with the administration of the plan are borne by the Fund.  Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses.  The systematic withdrawal plan may be terminated at any time by the Fund upon 60-days’ written notice or by a shareholder upon written notice to the Fund.  Applications and further details may be obtained by calling the Fund at 1-800-773-3863 or by writing to:

Wisdom Fund

c/o Nottingham Shareholder Services
116 South Franklin Street
Post Office Box 4365
Rocky Mount, North Carolina 27803-0365

Purchases in Kind.  The Fund may accept securities in lieu of cash in payment for the purchase of shares in the Fund.  The acceptance of such securities is at the sole discretion of the Advisor based upon the suitability of the securities accepted for inclusion as a long-term investment of the Fund, the marketability of such securities, and other factors which the Advisor may deem appropriate.  If accepted, the securities will be valued using the same criteria and methods as described in “Purchasing Fund Shares – Determining a Fund’s Net Asset Value” in the Prospectuses.

Redemptions in Kind.  The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind.  It is possible, however, that conditions may arise in the future, which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash.  In such case the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund.  Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share.  Shareholders receiving them would incur brokerage costs when these securities are sold.  An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any 90-day period, the lesser of (i) $250,000 or (ii) one percent (1%) of the Fund’s net asset value at the beginning of such period.

Transfer of Registration.  To transfer shares to another owner, send a written request to the Fund at the address shown above.  Your request should include the following: (i) the Fund name and existing account registration; (ii) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (iii) the new account registration, address, social security or taxpayer identification number, and instructions for distribution of dividends and capital gains; (iv) signature guarantees (See the Prospectuses under the heading “Redeeming Fund Shares - Signature Guarantees”); and (v) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Fund.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trustees have adopted a policy that governs the disclosure of portfolio holdings.  This policy is intended to ensure that such disclosure is in the best interests of the shareholders of the Fund and to address possible conflicts of interest.  Under the Fund’s policy, the Fund and Advisor generally will not disclose the Fund’s portfolio holdings to a third party unless such information is made available to the public.  The policy provides that the Fund and Advisor may disclose non-public portfolio holdings information as required by law and under other limited circumstances that are set forth in more detail below.

The Fund will make available to the public a complete schedule of the Fund’s portfolio holdings, as reported on a fiscal quarter basis.  This information is generally available within 60 days of the Fund’s fiscal quarter end and will remain available until the next fiscal quarter’s portfolio holdings report becomes available.  You may obtain a copy of these quarterly portfolio holdings reports by calling the Fund at 1-800-773-3863.  The Fund will also file these quarterly portfolio holdings reports with the SEC on Form N-CSR or Form N-Q, as applicable.  The Fund’s Form N-CSR and Form N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.  The first and third quarter portfolio holdings reports will be filed with the SEC on Form N-Q and the second and fourth fiscal quarter portfolio holdings reports will be included with the semi-annual and annual financial statements, respectively, which are sent to shareholders and filed with the SEC on Form N-CSR.

The officers of the Fund and/or the officers of the Advisor may, from time to time, provide additional portfolio holdings information, including lists of the ten largest holdings and/or the complete portfolio holdings as of the end of each calendar month.  The Fund will generally make this information available to the public on its website at www.ncfunds.com within three business days following the end of the calendar month and such information will remain available until new information for the next month is posted.  The Fund may also send this information to shareholders of the Fund and to mutual fund analysts and rating and trading entities; provided that the Fund will not send this information to shareholders of the Fund or analysts or rating and trading entities until one day after such information has been publicly disclosed on the Fund’s website.

The officers of the Fund and/or Advisor may share non-public portfolio holdings information with the Fund’s service providers who require such information for legitimate business and Fund oversight purposes, such as the Fund’s fund accountant and administrator, transfer agent, distributor, custodian, compliance services administrator, independent registered public accounting firm, legal counsel, and proxy voting service as identified in the Fund’s Prospectuses and SAI; RiskMetrics Group, a company that provides financial and economic information services to the Fund; and V.G. Reed & Sons, PrintGrafix (a division of Sunbelt Graphic Systems, Inc.), PrinterLink Communications Group, Inc., and Riverside Printing, Inc., financial printers the Fund may engage for, among other things, the printing and/or distribution of regulatory and compliance documents.  The Fund and/or Advisor may also provide non-public portfolio holdings information to appropriate regulatory agencies as required by applicable laws and regulations.  The Fund’s service providers receiving such non-public information are subject to confidentiality obligations requiring such service providers to keep non-public portfolio holdings information confidential.  Certain of the service providers have codes of ethics that prohibit trading based on, among other things, non-public portfolio holdings information.

The Fund currently does not provide non-public portfolio holdings information to any other third parties.  In the future, the Fund may elect to disclose such information to other third parties if the officers of the Fund and/or Advisor determine that the Fund has a legitimate business purpose for doing so and the recipient is subject to a duty of confidentiality.  The Advisor, through its officers, is responsible for determining which other third parties have a legitimate business purpose for receiving the Fund’s portfolio holdings information.

The Fund’s policy regarding disclosure of portfolio holdings is subject to the continuing oversight and direction of the Trustees.  The Advisor and Administrator are required to report to the Trustees any known disclosure of the Fund’s portfolio holdings to unauthorized third parties.  The Fund has not entered (and does not intend to enter) into any arrangement providing for the receipt of compensation or other consideration in exchange for the disclosure of non-public portfolio holdings information, other than the benefits that result to the Fund and its shareholders from providing such information, which include the publication of Fund ratings and rankings.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Purchases.  Shares of the Fund are offered and sold on a continuous basis.  The purchase price of shares of the Fund is the net asset value next determined after the order is received.  The net asset value is normally determined at the time regular trading closes on the New York Stock exchange (“NYSE”) on days the NYSE is open for regular trading, as described under “Net Asset Value” below.  The Fund’s net asset value per share is not calculated on business holidays when the NYSE is closed.  An order received prior to the time regular trading closes on the NYSE will be executed at the price calculated on the date of receipt and an order received after the time regular trading closes on the NYSE will be executed at the price calculated as of that time on the next business day.

The Fund reserves the right in its sole discretion to (i) suspend the offering of its shares, (ii) reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and (iii) reduce or waive the minimum for initial and subsequent investments under circumstances where certain economies can be achieved in sales of Fund shares.

Sales Charges.  The public offering price of Investor Class Shares of the Fund equals net asset value plus a sales charge.  The Distributor receives this sales charge as Distributor and may reallow it in the form of dealer discounts and brokerage commissions as follows:

Amount of Transaction at Public Offering Price	Sales Charge As % of Net Amount Invested	Sales Charge As % of Public Offering Price	Dealer Discounts and Brokerage Commissions As % of Public Offering Price
Less than $250,000	3.09%	3.00%	2.75%
$250,000 to $500,000	2.56%	2.50%	2.25%
$500,000 or more	2.04%*	2.00%*	1.75%

The Distributor may, out of its own resources and assets, pay to broker-dealers commissions on shares sold in Class B Shares and Class C Shares, at net asset value, which at the time of investment would have been subject to the imposition of a contingent deferred sales charge (“CDSC”) if redeemed.  The Distributor will pay such broker-dealers a commission of 4% of the amount invested in Class B Shares subject to a CDSC.  For purchases of Class C Shares, the Distributor may pay out of its own resources a commission of 1% of the amount invested in the Fund.

From time to time dealers who receive dealer discounts and brokerage commissions from the Distributor may reallow all or a portion of such dealer discounts and brokerage commissions to other dealers or brokers.  Pursuant to the terms of the Distribution Agreement, the sales charge payable to the Distributor and the dealer discounts may be suspended, terminated, or amended.

The dealer discounts and brokerage commissions schedule above applies to all dealers that have agreements with the Distributor.  The Distributor, at its expense, may also provide additional compensation to dealers in connection with sales of shares of the Fund.  Compensation may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding the Fund, and/or other dealer-sponsored special events.  In some instances, this compensation may be made available only to certain dealers whose representatives have sold or are expected to sell a significant amount of such shares.  Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature.  Dealers may not use sales of the Fund shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as FINRA.  None of the aforementioned compensation is paid for by the Fund or its shareholders.

Plans Under Rule 12b-1.  The Fund has adopted separate Distribution Plans pursuant to Rule 12b-1 of the 1940 Act for the Investor Class Shares, Class B Shares, and Class C Shares (see “Distribution of the Fund’s Shares” in the respective prospectus for the Investor Shares, Class B Shares, and Class C Shares).

As required by Rule 12b-1, each Distribution Plan (together with the Distribution Agreement) has been approved by the Trustees and separately by a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of each Distribution Plan and the Distribution Agreement.  The Trustees must consider the continuation of each Distribution Plan annually.

Potential benefits of each Distribution Plan to the Fund include improved shareholder services, savings to the Fund in transfer agency costs, savings to the Fund in advisory fees and other expenses, benefits to the investment process through growth and stability of assets, and maintenance of a financially healthy management organization.

Under each Distribution Plan, the Fund may expend up to 0.25% of the Fund’s average daily net assets of the Investor Class Shares and 1.00% of the Fund’s average daily net assets of the Class B Shares and Class C Shares annually to finance any activity primarily intended to result in the sale of shares and the servicing of shareholder accounts, provided the Trustees have approved the category of expenses for which payment is being made.  Such expenditures paid as service fees to any person who services shareholders may not exceed 0.25% of the average annual net asset value of each class of shares.

Each Distribution Plan is of a type known as a “compensation” plan because payments are made for services rendered to the Fund with respect to each class of shares regardless of the level of expenditures by the Distributor.  The Trustees will, however, take into account such expenditures for purposes of reviewing operations under each Distribution Plan and in connection with their annual consideration of renewal of each Distribution Plan.  The Distributor has indicated that it expects its expenditures to include, without limitation: (i) the printing and mailing of Fund prospectuses, statements of additional information, any supplements thereto, and shareholder reports for prospective shareholders with respect to each class of shares of the Fund; (ii) those relating to the development, preparation, printing, and mailing of advertisements, sales literature, and other promotional materials describing and/or relating to each class of shares of the Fund; (iii) holding seminars and sales meetings designed to promote the distribution of each class of shares; (iv) obtaining information and providing explanations to wholesale and retail distributors of contracts regarding Fund investment objectives and policies and other information about the Trust and the Fund, including the performance of the Fund; (v) training sales personnel regarding each class of shares of the Fund; (vi) compensation to broker-dealers and sales personnel; and (vii) financing any other activity that the Distributor determines is primarily intended to result in the sale of each class of shares.

All of the distribution expenses incurred by the Distributor and others, such as broker-dealers, in excess of the amounts paid by the Fund will be borne by such persons without any reimbursement from the Fund.  Subject to seeking best price and execution, the Fund may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Distribution Plans.

Payments under the Fund’s Distribution Plans for the fiscal year ended May 31, 2009 totaled $55,775, $33,332, and $7,118 for the Class B Shares, Class C Shares, and Investor Class Shares, respectively.  Payments under the Fund’s Distribution Plans for the fiscal year ended May 31, 2008 totaled $100,691, $62,261, and $13,757, for the Class B Shares, Class C Shares, and Investor Class Shares, respectively.  Payments under the Fund’s Distribution Plans for the fiscal year ended May 31, 2007 totaled $122,877, $71,584, and $19,469, for the Class B Shares, Class C Shares, and Investor Class Shares, respectively.

Reduced Sales Charges

Concurrent Purchases.  For purposes of qualifying for a lower front-end sales charge for Investor Class Shares, investors have the privilege of combining concurrent purchases of the Fund and one or more future series of the Trust affiliated with the Advisor and sold with a sales charge.  For example, if a shareholder concurrently purchases shares in one of the future series of the Trust affiliated with the Advisor and sold with a sales charge at the total public offering price of $250,000, and purchases Investor Class Shares in the Fund at the total public offering price of $250,000, the sales charge would be that applicable to a $500,000 purchase as shown in the appropriate table above.  This privilege may be modified or eliminated at any time or from time to time by the Trust without notice thereof.

Rights of Accumulation.  Pursuant to the right of accumulation, investors are permitted to purchase Investor Class Shares at the public offering price applicable to the total of (i) the total public offering price of the Investor Class Shares of the Fund then being purchased plus (ii) an amount equal to the then current net asset value of the purchaser’s combined holdings of the shares of all of the series of the Trust affiliated with the Advisor and sold with a sales charge.  To receive the applicable public offering price pursuant to the right of accumulation, investors must, at the time of purchase, provide sufficient information to permit confirmation of qualification, and confirmation of the purchase is subject to such verification.  This right of accumulation may be modified or eliminated at any time or from time to time by the Trust without notice.

Letters of Intent.  Investors may qualify for a lower sales charge for Investor Class Shares by executing a letter of intent.  A letter of intent allows an investor to purchase Investor Class Shares of the Fund over a 13-month period at reduced sales charges based on the total amount intended to be purchased plus an amount equal to the then current net asset value of the purchaser's combined holdings of the shares of all of the series of the Trust affiliated with the Advisor and sold with a sales charge.  Thus, a letter of intent permits an investor to establish a total investment goal to be achieved by any number of purchases over a 13-month period.  Each investment made during the period receives the reduced sales charge applicable to the total amount of the intended investment.

The letter of intent does not obligate the investor to purchase, or the Fund to sell, the indicated amount.  If such amount is not invested within the period, the investor must pay the difference between the sales charge applicable to the purchases made and the charges previously paid.  If such difference is not paid by the investor, the Distributor is authorized by the investor to liquidate a sufficient number of shares held by the investor to pay the amount due.  On the initial purchase of shares, if required (or subsequent purchases, if necessary) shares equal to at least five percent of the amount indicated in the letter of intent will be held in escrow during the 13-month period (while remaining registered in the name of the investor) for this purpose.  The value of any shares redeemed or otherwise disposed of by the investor prior to termination or completion of the letter of intent will be deducted from the total purchases made under such letter of intent.

A 90-day backdating period can be used to include earlier purchases at the investor’s cost (without a retroactive downward adjustment of the sales charge); the 13-month period would then begin on the date of the first purchase during the 90-day period.  No retroactive adjustment will be made if purchases exceed the amount indicated in the letter of intent.  Investors must notify the Administrator or the Distributor whenever a purchase is being made pursuant to a letter of intent.

Investors electing to purchase shares pursuant to a letter of intent should carefully read the letter of intent, which is included in the Fund Shares Application accompanying the Prospectus for the Investor Class Shares or is otherwise available from the Administrator or the Distributor.  This letter of intent option may be modified or eliminated at any time or from time to time by the Trust without notice.

Reinvestments.  Investors may reinvest, without a sales charge, proceeds from a redemption of Investor Class Shares in Investor Class Shares or in shares of another series of the Trust affiliated with the Advisor and sold with a sales charge, within 90 days after the redemption.  If the other fund charges a sales charge higher than the sales charge the investor paid in connection with the shares redeemed, the investor must pay the difference.  In addition, the shares of the fund to be acquired must be registered for sale in the investor’s state of residence.  The amount that may be so reinvested may not exceed the amount of the redemption proceeds, and a written order for the purchase of such shares must be received by the Fund or the Distributor within 90 days after the effective date of the redemption.

If an investor realizes a gain on the redemption, the reinvestment will not affect the amount of any federal capital gains tax payable on the gain.  If an investor realizes a loss on the redemption, the reinvestment may cause some or all of the loss to be disallowed as a tax deduction, depending on the number of shares purchased by reinvestment and the period of time that has elapsed after the redemption, although for tax purposes, the amount disallowed is added to the cost of the shares acquired upon the reinvestment.

Purchases by Related Parties and Groups.  Reductions in front-end sales charges apply to purchases by a single “person,” including an individual, members of a family unit consisting of a husband, wife, and children under the age of 21 purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust estate.

Reductions in sales charges also apply to purchases by individual members of a “qualified group.”  The reductions are based on the aggregate dollar value of shares purchased by all members of the qualified group and still owned by the group plus the shares currently being purchased.  For purposes of this paragraph, a qualified group consists of a “company,” as defined in the 1940 Act, which has been in existence for more than six months and which has a primary purpose other than acquiring shares of the Fund at a reduced sales charge, and the “related parties” of such company.  For purposes of this paragraph, a “related party” of a company is: (i) any individual or other company who directly or indirectly owns, controls, or has the power to vote five percent or more of the outstanding voting securities of such company; (ii) any other company of which such company directly or indirectly owns, controls, or has the power to vote five percent of more of its outstanding voting securities; (iii) any other company under common control with such company; (iv) any executive officer, director, or partner of such company or of a related party; and (v) any partnership of which such company is a partner.

Sales at Net Asset Value.  To encourage investment in the Fund, the Fund may sell shares at a purchase price equal to the net asset value of such shares, without a sales charge, to Trustees, officers, and employees of the Trust, the Fund, and the Advisor, employees and principals of related organizations and their families, and certain parties related thereto, including clients and related accounts of the Advisor.  Clients of investment advisors and financial planners may also purchase Investor Shares at net asset value if the investment advisor or financial planner has made arrangements to permit them to do so with the Distributor.  The public offering price of shares of the Fund may also be reduced to net asset value per share in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company.

Redemptions.  The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the NYSE is closed for other than customary weekend and holiday closings, or that trading on the NYSE is restricted as determined by the SEC; (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practical for the Fund to dispose of securities owned by it, or to determine fairly the value of its assets; and (iii) for such other periods as the SEC may permit. The Fund may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.  Any redemption may be more or less than the shareholder’s cost depending on the market value of the securities held by the Fund.  No charge is made by the Fund for redemptions other than the possible charge for wiring redemption proceeds.

In addition to the situations described in the Prospectuses under “Redeeming Fund Shares,” the Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Prospectuses from time to time, or to close a shareholder’s account if the Fund is unable to verify the shareholder’s identity.

NET ASSET VALUE

The net asset value and offering price of each class of shares of the Fund is normally determined at the time regular trading closes on the NYSE, currently 4:00 p.m., Eastern time, Monday through Friday, except when the NYSE closes earlier.  The net asset value of each class of shares is not calculated on business holidays when the NYSE is closed.  The NYSE generally recognizes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas.  Any other holiday recognized by the NYSE will be considered a business holiday on which the net asset value per share of each class of the Fund will not be calculated.

In computing the net asset value for a class of shares of the Fund, all class specific liabilities incurred or accrued are deducted from the net assets of that class.  The resulting net assets are divided by the number of shares of the class outstanding at the time of the valuation and the result is the net asset value per share of that class.  The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by and under the direction of the Trustees.  Values are determined according to accepted accounting practices and all applicable laws and regulations.  Using methods approved by the Trustees, the assets of the Fund are generally valued as follows:

•
Securities that are listed on a securities exchange are valued at the last quoted sales price at the time the valuation is made.  Price information on listed securities is taken from the exchange where the security is primarily traded by the Fund.

•	Securities that are listed on an exchange and which are not traded on the valuation date are valued at the bid price.

•	Unlisted securities for which market quotations are readily available are valued at the latest quoted sales price, if available, at the time of valuation, otherwise, at the latest quoted bid price.

•	Temporary cash investments with maturities of 60 days or less will be valued at amortized cost, which approximates market value.

•
Options are valued as follows: (1) exchange-listed options are valued at the last quoted sales price at the time of valuation.  For purposes of determining the primary exchange the following applies: (i) if the option is traded on the Chicago Board Options Exchange (“CBOE”), the CBOE is considered the primary exchange unless the Advisor identifies a different primary exchange for the option and (ii) if the option does not trade on the CBOE, the Advisor identifies the primary exchange for the option; (2) unlisted options for which market quotations are readily available are valued at the last quoted sales price at the time of valuation; (3)if an option is not traded on the valuation date, the option is priced at the mean of the last quoted bid and ask price at the time of valuation; and (4) an option may be valued at fair value when (i) the option does not trade on the valuation date and (ii) reliable last quoted bid and ask prices are not available.

•	Securities for which no current quotations are readily available are valued at fair value as determined in good faith using methods approved by the Trustees.

•	Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

For the fiscal years ended May 31, 2009, 2008, and 2007, net expenses of the Fund were $359,943, $ 629,391, and $682,687, respectively, after fee waivers and expense reimbursements.

ADDITIONAL TAX INFORMATION

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectuses.  No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders.  The discussions here and in the Prospectuses are not intended as a substitute for careful tax planning and are based on tax laws and regulations that are in effect on the date hereof, and which may be changed by legislative, judicial, or administrative action.    Unless otherwise noted, this discussion assumes the common shares are held by U.S. persons and that such shares are held as capital assets.  Investors are advised to consult their tax advisors with specific reference to their own tax situations.

Each series of the Trust, including the Fund, will be treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended (“Code”), and intends to qualify or remain qualified as a regulated investment company under Subchapter M of the Code.  In order to so qualify, each series must elect to be a regulated investment company or have made such an election for a previous year and must satisfy certain requirements relating to the amount of distributions and source of its income for a taxable year.  At least 90% of the gross income of each series must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities, or foreign currencies, and other income derived with respect to the series’ business of investing in such stock, securities, or currencies, and net income derived from an interest in a “qualified publicly traded partnership” as defined in Code section 851(h).  Any income derived by a series from a partnership (other than a “qualified publicly traded partnership”) or trust is treated as derived with respect to the series’ business of investing in stock, securities, or currencies only to the extent that such income is attributable to items of income that would have been qualifying income if realized by the series in the same manner as by the partnership or trust.

An investment company may not qualify as a regulated investment company for any taxable year unless it satisfies certain requirements with respect to the diversification of its investments at the close of each quarter of the taxable year.  In general, at least 50% of the value of its total assets must be represented by cash, cash items, government securities, securities of other regulated investment companies, and other securities which, with respect to any one issuer, do not represent more than 5% of the total assets of the Fund nor more than 10% of the outstanding voting securities of such issuer.  In addition, not more than 25% of the value of the Fund’s total assets may be invested in the securities (other than government securities or the securities of other regulated investment companies) of any one issuer; the securities of two or more issuers (other than securities of another regulated investment company) if the issuers are controlled by the Fund and they are, pursuant to Internal Revenue Service (“IRS”) Regulations, engaged in the same or similar or related trades or businesses; or the securities of one or more publicly traded partnerships.  The Fund intends to satisfy all requirements on an ongoing basis for continued qualification as a regulated investment company.

The 2003 Jobs and Growth Tax Relief Reconciliation Act reduced the federal tax rate on most dividends paid by U.S. corporations to individuals after December 31, 2002.  These qualifying corporate dividends are taxable at long-term capital gains tax rates.  The long-term capital gains rate for individual taxpayers is currently at a maximum rate of 15% for transaction occurring prior to January 1, 2011 and 20% for those occurring after December 31, 2010, unless current applicable capital gains rates are changed by Congress.  Under current law, the application of the long-term capital gains rates to qualifying corporate dividends will expire for tax years beginning after December 31, 2010, after which such dividends would return to being taxed at ordinary income rates.  Some, but not all, of the dividends paid by the Fund may be taxable at the reduced long-term capital gains tax rate for individual shareholders.  If the Fund designates a dividend as qualified dividend income, it generally will be taxable to individual shareholders at the long-term capital gains tax rate, provided certain holding period requirements are met.

Taxable dividends paid by the Fund to corporate shareholders will be taxed at corporate income tax rates.  Corporate shareholders may be entitled to a dividends received deduction (“DRD”) for a portion of the dividends paid and designated by the Fund as qualifying for the DRD.

To the extent that a distribution from the Fund is taxable, it is generally included in a shareholder’s gross income for the taxable year in which the shareholder receives the distribution.  However, if the Fund designates a dividend as a capital gains distribution, it generally will be taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held their Fund shares or whether they received the dividend in cash or reinvested in additional shares.  All taxable dividends paid by the Fund other than those designated as qualified dividend income or capital gains distributions will be taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares.  To the extent the Fund engages in increased portfolio turnover, short-term capital gains may be realized, and any distribution resulting from such gains will be considered ordinary income for federal tax purposes.

Shareholders who hold Fund shares in a tax-deferred account, such as a retirement plan, generally will not have to pay tax on Fund distributions until they receive distributions from their account.

The Fund will designate (i) any dividend of qualified dividend income as qualified dividend income, (ii) any distribution of long-term capital gains as a capital gain dividend, and (iii) any dividend eligible for the corporate DRD as such in a written notice mailed to shareholders within 60 days after the close of the Fund’s taxable year.  Shareholders should note that, upon the sale or exchange of series shares, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.

If the Fund declares a dividend in October, November, or December but pays it in January, it will be taxable to shareholders as if they received it in the year it was declared.  Every year, each shareholder will receive a statement detailing the tax status of any Fund distributions for that year.

A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses).  Each series of the Trust, including the Fund, intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

If for any taxable year a series does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders) of the Fund level.  In such event, dividend distributions (whether or not derived from interest on tax-exempt securities) would be taxable as qualified dividends to individual shareholders in taxable years beginning after December 31, 2002, and before January 1, 2011, to the extent of the Fund’s current and accumulated earnings and profits, and would be eligible for the DRD for corporations, provided in each case that certain holding period and other requirements are met.

In general, a shareholder who sells or redeems shares will realize a capital gain or loss, which will be long-term or short-term, depending upon the shareholder’s holding period for the Fund shares.  An exchange of shares may be treated as a sale and any gain may be subject to tax.

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury a percentage equal to the fourth lowest tax rate for unmarried individuals (presently 28% for 2009) of taxable dividends or of gross proceeds realized upon sale paid to shareholders who have failed to provide a correct taxpayer identification number in the manner required, or who are subject to withholding by the IRS for failure to include properly on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so, or that they are “exempt recipients.”  Back-up withholding is not an additional tax.  Any amounts withheld from payments to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the Internal Revenue Service.

Depending upon the extent of the Fund’s activities in states and localities in which its offices are maintained, its agents or independent contractors are located, or it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.  In addition, in those states and localities that have income tax laws, the treatment of the Fund and its shareholders under such laws may differ from their treatment under federal income tax laws.

Dividends paid by the Fund to non-U.S. shareholders may be subject to U.S. withholding tax at the rate of 30% unless reduced by treaty (and the shareholder files a valid IRS Form W-8BEN, or other applicable form, with the Fund certifying foreign status and treaty eligibility) or the non-U.S. shareholder files an IRS Form W-8ECI (or other applicable form) with the Fund certifying that the investment to which the distribution relates is effectively connected to a United States trade or business of such non-U.S. shareholder (and, if certain tax treaties apply, is attributable to a United States permanent establishment maintained by such non-U.S. shareholder).  The Fund may elect not to withhold the applicable withholding tax on any distribution representing a capital gain dividend to a non-U.S. shareholder.  Special rules may apply to non-U.S. shareholders with respect to the information reporting requirements and withholding taxes and non-U.S. shareholders should consult their tax advisors with respect to the application of such reporting requirements and withholding taxes.

The Fund will send shareholders information each year on the tax status of dividends and distributions.  A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation.  Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or Fund shares and no matter how long the shareholder has held Fund shares, even if it reduces the net asset value of shares below the shareholder’s cost and thus, in effect, results in a return of a part of the shareholder’s investment.

FINANCIAL STATEMENTS

The audited financial statements for the fiscal year ended May 31, 2009, including the financial highlights appearing in the Annual Report to shareholders, are incorporated by reference and made a part of this document.

APPENDIX A – DESCRIPTION OF RATINGS

The various ratings used by the nationally recognized statistical rating organizations (each a “NRSRO”) are described below.  A rating by a NRSRO represents its opinion as to the credit quality of the security being rated.  However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer.  Consequently, the Advisor believes that the quality of fixed-income securities in which the Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis.  A rating is not a recommendation to purchase, sell, or hold a security because it does not take into account market value or suitability for a particular investor.  When a security has received a rating from more than one NRSRO, each rating is evaluated independently.  Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other sources that they consider reliable.  Ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

STANDARD & POOR’S®. The following summarizes the highest four ratings used by Standard & Poor’s Ratings Services (“S&P”), a division of McGraw-Hill Companies, Inc., for bonds which are deemed to be Investment-Grade Debt Securities by the Advisor:

AAA – This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity of the obligor to meet its financial commitment on the obligation.

AA – Debt rated AA differs from AAA issues only by a small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A – Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB – Debt rated BBB exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

To provide more detailed indications of credit quality, the AA, A, and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Bonds rated BB, B, CCC, CC, and C are not considered by the Advisor to be Investment-Grade Debt Securities and are regarded as having significant speculative characteristics.  BB indicates the lowest degree of speculation and C the highest degree of speculation.  While such bonds may have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong.  Those issues determined to possess extremely strong safety characteristics are denoted A-1+.  Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating SP-1 is the highest rating assigned by S&P to short term notes and indicates strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.  The rating SP-2 indicates a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.  The rating SP-3 indicates a speculative capacity to pay principal and interest.

MOODY’S INVESTOR SERVICE, INC.  The following summarizes the highest four ratings used by Moody’s Investors Service, Inc. (“Moody’s”) for fixed-income obligations with an original maturity of one year or more, which are deemed to be Investment-Grade Securities by the Advisor:

Aaa – Bond obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa – Bond obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A – Bond obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa – Bond obligations rated Baa are subject to moderate credit risk.  They are considered medium-grade and as such may possess certain speculative characteristics.

Obligations that are rated Ba, B, Caa, Ca, or C by Moody’s are not considered “Investment-Grade Debt Securities” by the Advisor.  Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.  Obligations rated B are considered speculative and are subject to high credit risk.  Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa.  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings.

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations.  Ratings may be assigned to issuers, short-term programs, or individual short-term debt instruments.  Such obligations generally have an original maturity not exceeding 13 months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1 – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor, or its support-provider.

US Municipal Short-Term Debt And Demand Obligation Ratings.

Short-Term Debt Ratings. There are three rating categories for short-term municipal obligations that are considered investment grade.  These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels - MIG 1 through MIG 3.  In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.  MIG ratings expire at the maturity of the obligation.

MIG 1 – This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 – This designation denotes strong credit quality.  Margins of protection are ample, although not as large as in the preceding group.

MIG 3 – This designation denotes acceptable credit quality.  Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG – This designation denotes speculative-grade credit quality.  Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings.  In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating.  The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments.  The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1 – This designation denotes superior credit quality.  Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 – This designation denotes strong credit quality.  Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 – This designation denotes acceptable credit quality.  Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG – This designation denotes speculative-grade credit quality.  Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

FITCH RATINGS.  The following summarizes the highest four ratings used by Fitch, Inc. (“Fitch”):

Long-Term Ratings.

AAA – Highest credit quality.  The rating AAA denotes the lowest expectation of credit risk.  It is assigned only in cases of exceptionally strong capacity for timely payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

AA – Very high credit quality.  The rating AA denotes a very low expectation of credit risk.  It indicates very strong capacity for timely payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

A – High credit quality.  The rating A denotes a low expectation of credit risk.  The capacity for timely payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher rating.

BBB – Good credit quality.  The rating BBB indicates that there is currently a low expectation of credit risk.  The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.  This is the lowest investment grade category.

Long-term securities rated below BBB by Fitch are not considered by the Advisor to be investment-grade securities.  Securities rated BB and B are regarded as speculative with regard to a possible credit risk developing.  A rating of BB is considered speculative and a rating of B is considered highly speculative.  Securities rated CCC, CC, and C are regarded as a high default risk.  A rating of CC indicates that default of some kind appears probable, while a rating C signals imminent default.  A rating of DDD, DD, and D indicate a default has occurred.

Short-Term Ratings.

F1 – Highest credit quality.  The rating F1 indicates the strongest capacity for timely payment of financial commitments; may have an added (+) to denote any exceptionally strong credit feature.

F2 – Good credit quality.  The rating F2 indicates a satisfactory capacity for timely payment of financial commitment, but the margin of safety is not as great as in the case of the higher ratings.

F3 – Fair credit quality.  The rating F3 indicates the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B – Speculative.  The rating B indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

Short-term rates B, C, and D by Fitch are considered by the Advisor to be below investment-grade securities.  Short-term securities rated B are considered speculative, securities rated C have a high default risk, and securities rated D denote actual or imminent payment default.

(+) or (-) suffixes may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to long-term ratings “AAA” category or to the categories below “CCC”, nor to short-term ratings other than “F1”.  The suffix “NR” indicates that Fitch does not publicly rate the issuer or issue in question.

APPENDIX B – PROXY VOTING POLICIES

The following proxy voting policies are provided:

(1)	the Trust’s Proxy Voting and Disclosure Policy and
(2)	the Advisor’s Proxy Voting Policy and Procedures.

NEW PROVIDENCE INVESTMENT TRUST

PROXY VOTING AND DISCLOSURE POLICY

I.           Introduction

Effective April 14, 2003, the Securities and Exchange Commission (“SEC”) adopted rule and form amendments under the Securities Act of 1933, the Securities Act of 1934, and the Investment Company Act of 1940 (“Investment Company Act”) to require registered management investment companies to provide disclosure about how they vote proxies for their portfolio securities (collectively, the rule and form amendments are referred to herein as the “IC Amendments”).

The IC Amendments require that the New Providence Investment Trust (“Trust”) and its single series of shares, the Wisdom Fund (“Fund”), disclose the policies and procedures used to determine how to vote proxies for portfolio securities.  The IC Amendments also require the Fund to file with the SEC and to make available to their shareholders the specific proxy votes cast for portfolio securities.

This Proxy Voting and Disclosure Policy (“Policy”) is designed to ensure that the Fund complies with the requirements of the IC Amendments, and otherwise fulfills its obligations with respect to proxy voting, disclosure, and recordkeeping.  The overall goal is to ensure that the Fund’s proxy voting is managed in an effort to act in the best interests of its shareholders.  While decisions about how to vote must be determined on a case-by-case basis, proxy voting decisions will be made considering these guidelines and following the procedures recited herein.

II.           Specific Proxy Voting Policies and Procedures

A.	General

The Trust’s Board of Trustees (“Board”) believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company.  The Trust and the Fund are committed to voting corporate proxies in the manner that best serves the interests of the Fund’s shareholders.

B.           Delegation to Fund’s Advisor

The Board believes that Atlanta Investment Counsel, LLC (“Advisor”), as the Fund’s investment advisor, is in the best position to make individual voting decisions for the Fund consistent with this Policy.  Therefore, subject to the oversight of the Board, the Advisor is hereby delegated the following duties:

(i)	to make the proxy voting decisions for the Fund; and
(ii)
to assist the Fund in disclosing the Fund’s proxy voting record as required by Rule 30b1-4 under the Investment Company Act, including providing the following information for each matter with respect to which the Fund was entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the Fund cast its vote; and (d) whether the Fund cast its vote for or against management.

The Board, including a majority of the independent trustees of the Board, shall approve the Advisor’s Proxy Voting and Disclosure Policy (“Advisor’s Voting Policy”) as it relates to the Fund.  The Board shall also approve any material changes to the Advisor’s Voting Policy no later than four (4) months after adoption by the Advisor.

C.           Conflicts

In cases where a matter with respect to which the Fund is entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s investment advisor, principal underwriter, or an affiliated person of the Fund, its investment advisor or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund’s shareholders.  For purposes of this Policy a vote shall be considered in the best interest of the Fund’s shareholder (i) when a vote is cast consistent with a specific voting policy as set forth in the Advisor’s Voting Policy, provided such specific voting policy was approved by the Board or (ii) when a vote is cast consistent with the decision of the Trust’s Proxy Voting Committee (as defined below).  In addition, provided the Advisor is not affiliated with a Fund’s principal underwriter or an affiliated person of the principal underwriter and neither the Fund’s principal underwriter nor an affiliated person of the principal underwriter has influenced the Advisor with respect to a matter to which the Fund is entitled to vote, a vote by the Advisor shall not be considered a conflict between the Fund’s shareholders and the Fund’s principal underwriter or affiliated person of the principal underwriter.

III.           Fund Disclosure

A.	Disclosure of Fund Policies and Procedures With Respect to Voting Proxies Relating to Portfolio Securities

Beginning with the Fund’s next annual update to its Statement of Additional Information (“SAI”) on Form N-1A after July 1, 2003, the Fund shall disclose this Policy, or a description of the policies and procedures of this Policy, to its shareholders.  The Fund will notify shareholders in the SAI and the Fund’s shareholder reports that a description of this Policy is available upon request, without charge, by calling a specified toll-free telephone number, by reviewing the Fund’s website, if applicable, and by reviewing filings available on the SEC’s website at http://www.sec.gov/.  The Fund will send this description of the Fund’s Policy within three business days of receipt of any shareholder request, by first-class mail or other means designed to ensure equally prompt delivery.

B.	Disclosure of the Fund’s Complete Proxy Voting Record

In accordance with Rule 30b1-4 of the Investment Company Act, beginning after June 30, 2004, the Fund shall disclose to its shareholders on Form N-PX the Fund’s complete proxy voting record for the twelve month period ended June 30 by no later than August 31 of each year.

The Fund shall disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which to the Fund was entitled to vote:

(i)	The name of the issuer of the portfolio security;
(ii)	The exchange ticker symbol of the portfolio security (if available through reasonably practicable means);
(iii)	The Council on Uniform Security Identification Procedures (“CUSIP”) number for the portfolio security (if available through reasonably practicable means);
(iv)	The shareholder meeting date;
(v)	A brief identification of the matter voted on;
(vi)	Whether the matter was proposed by the issuer or by a security holder;
(vii)	Whether the Fund cast its vote on the matter;
(viii)	How the Fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and
(ix)	Whether the Fund cast its vote for or against management.

The Fund shall make its proxy voting record available to shareholders either upon request or by making available an electronic version on or through the Fund’s website, if applicable.  If the Fund discloses its proxy voting record on or through its website, the Fund shall post the information disclosed in the Fund’s most recently filed report on Form N-PX on the website beginning the same day it files such information with the SEC.

The Fund shall also include in its annual reports, semi-annual reports and SAI a statement that information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (1) without charge upon request, by calling a specified toll-free (or collect) telephone number, or (if applicable) on or through the Fund’s website at a specified Internet address; and (2) on the SEC’s website.  If the Fund discloses that its proxy voting record is available by calling a toll-free (or collect) telephone number, it shall send the information disclosed in the Fund’s most recently filed report on Form N-PX within three business days of receipt of a request for this information, by first-class mail or other means designed to ensure equally prompt delivery.

IV.           Recordkeeping

The Trust shall keep the following records for a period of at least five years, the first two in an easily accessible place:

(i)	A copy of this Policy;
(ii)	Proxy Statements received regarding the Fund’s securities;
(iii)	Records of votes cast on behalf of the Fund; and
(iv)	A record of each shareholder request for proxy voting information and the Fund’s response, including the date of the request, the name of the shareholder, and the date of the response.

The foregoing records may be kept as part of the Advisor’s records.

The Fund may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by the Advisor that are maintained with a third party such as a proxy voting service, provided that an undertaking is obtained from the third party to provide a copy of the documents promptly upon request.

V.           Proxy Voting Committee

A.	General

The Proxy Voting Committee of the Trust shall be composed entirely of independent trustees of the Board and may be comprised of one or more such independent trustees as the Board may, from time to time, decide.  The purpose of the Proxy Voting Committee shall be to determine how the Fund should cast its vote, if called upon by the Board or the Advisor, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s investment advisor, principal underwriter, or an affiliated person of the Fund, its investment advisor or principal underwriter, on the other hand.

B.	Powers and Methods of Operation

The Proxy Voting Committee shall have all the powers necessary to fulfill its purpose as set forth above and such other powers and perform such other duties as the Board may, from time to time, grant and/or assign the Proxy Voting Committee.  The Proxy Voting Committee shall meet at such times and places as the Proxy Voting Committee or the Board may, from time to time, determine.  The act of a majority of the members of the Proxy Voting Committee in person, by telephone conference or by consent in writing without a meeting shall be the act of the Proxy Voting Committee.  The Proxy Voting Committee shall have the authority to utilize Trust counsel at the expense of the Trust if necessary.  The Proxy Voting Committee shall prepare minutes of each meeting and keep such minutes with the Trust’s records.  The Proxy Voting Committee shall review this Policy and recommend any changes to the Board as it deems necessary or advisable.

VI.           Other

This Policy may be amended, from time to time, as determined by the Board.

Adopted as of this 1st day of July, 2003.

ATLANTA INVESTMENT COUNSEL, LLC

PROXY VOTING POLICY AND GUIDELINES

Atlanta Investment Counsel, LLC (“Advisor”) votes clients’ securities on behalf of its clients.  Additionally, Advisor may provide voting recommendations and suggestions to clients who opt to vote their own proxies.  Clients will be notified of Advisor’s practice of voting client securities by disclosure in the client’s advisory contract and/or the Form ADV.

Proxy Voting Procedures

Advisor takes its fiduciary obligation seriously.  Advisor will vote all client securities in the best interest of the client.  Any conflicts of interest Advisor may have with respect to voting clients’ securities will be fully disclosed to clients and the clients’ consent will be obtained before voting.

Advisor will take precautions to ensure that proxies will not be ignored.  Advisor will maintain records of the proxies received and note the deadlines for when votes must be cast.  Advisor understands the obligation it has assumed to vote client securities.

Advisor takes the following steps to monitor corporate actions to assist it in determining whether or not to vote proxies and how to vote proxies.

•	Reviews press releases about the companies
•	Monitors changes in management of the companies

There may be occasions where Advisor determines the best course of action to take on a particular vote is to abstain or to refrain from voting, such as when Advisor determines that the cost of voting the proxy exceeds the benefits to the client.  The sources of research and information Advisor uses to assist it in determining how to vote client securities include but are not limited to:

•	Information sent in annual reports and any information sent with proxies explaining the issues up for vote, including proxy statements.
•	Press releases
•	Industry periodicals, magazines, and newspapers

Advisor may periodically consult a third party who may or may not have any relationship with the securities being voted.  Advisor will attempt to gather as much information as is needed to make an informed vote that is in the best interest of clients.  It is Advisor’s utmost goal to clearly understand the issues, how different parties are being affected, the results to the client, and the intent of the company.

Advisor will provide clients at the beginning of the advisory relationship with a copy of its proxy voting process.  Additionally, Advisor will advise clients that they may request a copy of Advisor’s proxy voting policies and procedures at any time by writing to the advisor.  Further, clients will be advised that they will receive information on how their securities were voted upon Advisor’s receipt of client’s written request for such information.

Generally, Advisor will vote client proxies via the paper proxy sent through the mail or on-line, provided instructions are given for on-line voting.  Paper proxy notices and related information received by Advisor will be maintained in a file in Advisor’s office.  Additionally, Advisor will maintain a record and evidence reflecting how each client’s proxies were voted and make such documentation available to clients upon request, whether proxies are voted in hard copy or on-line.

C. Douglas Davenport votes all proxies.  Mr. Davenport will receive no benefit by voting clients’ securities in a certain way or by not voting.  His votes are cast in way that he believes are solely in the best interest of the client.

Advisor’s Proxy Voting Guidelines

Generally, Advisor uses the following guidelines when voting client securities:

•
Neutral issues such as the retention or appointment of accounting or audit services are typically voted yes.  However, should an accounting or audit firm be subject to industry scrutiny, Advisor will evaluate the potential allegations or reasons for such scrutiny and determine whether it would be in clients’ best interest to vote no.  Advisor has no relationship with any particular accounting or audit firm used by the companies in which clients may hold securities.

•
Generally, issues related to executive compensation, incentive stock options, executive recruiting or any matter giving the company latitude in compensation matters or similar matters that could potentially be used to act in the company’s best interest rather than clients’ best interest will typically be voted no.

•
Advisor’s voting decision will be based on its understanding of the issues, its belief that clients will not be adversely affected by the issue, and its belief that the issue, if passed or declined upon, will not be self serving to the company.

Conflicts of Interest

Advisor does not have any conflicts of interest that would cause Advisor to not act in the best interest of its clients.  Advisor is not affiliated nor is Advisor controlling or controlled by or under the same control of any of the companies for which clients own securities.  Additionally, Advisor is not compensated in any way by the companies in which clients own securities.

If a conflict of interest should arise, Advisor will disclose such conflict to its clients and will obtain their consent before voting.

Disclosure of conflicts of interest will be included in the Disclosure Brochure and/or by a separate written statement.

Book and Record Keeping

Advisor will retain the following in accordance with applicable laws and regulations:

1.	Proxy voting policy and procedures.
2.	Copy of each proxy statement received by Advisor.
3.	Records of each vote cast by Advisor on behalf of each client.
4.
Records of supporting documentation used or referenced or created by Advisor to assist in making a decision on how to vote or not to vote a proxy or records memorializing the basis for a voting decision.

5.	Records of clients requesting or copies of client requests for voting information and evidence that the information was provided including any written response by Advisor.
6.
Records of clients requesting or copies of client requests for a copy of Advisor’s proxy voting policies and procedures and information that the information was provided, including any written response by Advisor.

Advisor will generally maintain all records relating to proxies that were received and voted and how they were voted.  However, to the extent Advisor contracts with a third party or enters into any other arrangement with a third party for the maintenance of books and records related to proxy voting, Advisor will ensure there is a written undertaking entered into with the third party to help ensure documentation is maintained.

Requests for Information

Clients may request evidence of how their proxies were voted and copies of Advisor’s written policies and procedures covering proxy voting by writing to the Advisor at Atlanta Investment Counsel, LLC, 4161 Harris Trail, NW, Atlanta, GA 30327.  Documentation or a record must be maintained of any client requests, whether written or oral.  Advisor will give the same care and diligence whether requests are oral or written.  Additionally, Advisor must maintain evidence that the client was provided the information requested.  All requests must be fulfilled within a reasonable amount of time and without undue delay.

PART C

FORM N-1A

OTHER INFORMATION

ITEM 23.                      Exhibits

(a)           Declaration of Trust.1

(b)           By-laws.1

(c)	Certificates for shares not issued. Articles V, VI, VIII, IX and X of the Declaration of Trust, previously filed as Exhibit 23 (a) hereto, define the rights of shareholders.1

(d)	Investment Advisory Agreement between the New Providence Investment Trust (“Registrant”) and Atlanta Investment Counsel, LLC, (“Adviser”), as investment adviser for the Wisdom Fund (“Fund”). 5

(e)(1)	Distribution Agreement between the Registrant and Capital Investment Group, Inc., as Distributor for the Fund. 5

(e)(2)	First Amendment to the Distribution Agreement between the Registrant and Capital Investment Group, Inc., as Distributor. 13

(f)	Not Applicable.

(g)(1)	Master Custodian Agreement between the Administrator and Union Bank (formerly known as Union Bank of California), N.A. 15

(g)(2)	First Addendum to the Master Custodian Agreement between the Administrator and Union Bank (formerly known as Union Bank of California), N.A. 15

(g)(3)	Second Addendum to the Master Custodian Agreement between the Administrator and Union Bank (formerly known as Union Bank of California), N.A. 15

(g)(4)	Third Addendum to the Master Custodian Agreement between the Administrator and Union Bank (formerly known as Union Bank of California), N.A.15

(g)(4)	Fourth Addendum to the Master Custodian Agreement between the Administrator and Union Bank (formerly known as Union Bank of California), N.A.

(g)(4)	Fifth Addendum to the Master Custodian Agreement between the Administrator and Union Bank (formerly known as Union Bank of California), N.A.

(g)(5)	Custodian Agreement (Foreign & Domestic Securities) between the Registrant and Union Bank (formerly known as Union Bank of California), N.A. 15

(h)(1)	Amended and Restated Fund Accounting and Compliance Administration Agreement between the Registrant and the Administrator.8

(h)(2)	Amendment to the Amended and Restated Fund Accounting and Compliance Administration Agreement between the Registrant and the Administrator.

(h)(3)	Dividend Disbursing and Transfer Agent Agreement between the Registrant and North Carolina Shareholder Services, LLC (“Transfer Agent”), as transfer agent for the Registrant.4

(h)(4)	Amendment to the Dividend Disbursing and Transfer Agent Agreement between the Registrant and Transfer Agent. 8

(h)(5)	First Amendment to the Dividend Disbursing and Transfer Agent Agreement between the Registrant and Transfer Agent. 13

(h)(6)	Expense Limitation Agreement between the Registrant and Atlanta Investment Counsel, LLC. 7

(h)(7)	Amendment to the Expense Limitation Agreement between the Registrant and Adviser. 8

(h)(8)	Amended and Restated Expense Limitation Agreement between the Registrant and Adviser. 12

(i)(1)	Opinion and Consent of Dechert, Counsel, regarding the legality of the securities being registered with respect to the Institutional Class Shares and Investor Class Shares of the Fund.4

(i)(2)	Opinion and Consent of Dechert, Counsel, regarding the legality of the securities being registered with respect to the Class B Shares and the Class C Shares of the Fund.6

(j)	Consent of Briggs, Bunting & Dougherty, LLP, Independent Registered Public Accounting Firm, with respect to Post-Effective Amendment No.18.

(k)	Not applicable.

(l)	Initial Capital Agreement with respect to the Fund. 8

(m)(1)	Plan of Distribution Pursuant to Rule 12b-1 for the Fund Investor Class Shares.5

(m)(2)	Plan of Distribution Pursuant to Rule 12b-1 for the Fund Class B Shares. 7

(m)(3)	Plan of Distribution Pursuant to Rule 12b-1 for the Fund Class C Shares. 7

(n)	Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3. 14

(o)	Reserved.

(p)(1)	Amended and Restated Code of Ethics for the Registrant. 14

(p)(2)	Amended and Restated Code of Ethics for the Adviser. 15

(q)	Copy of Powers of Attorney. 15

-----------------------
1.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed July 16, 1997 (File No. 333-31359).

2.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A Pre-Effective Amendment No. 1 filed September 25, 1997 (File No. 333-31359).

3.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A Post-Effective Amendment No. 1 filed September 29, 1998 (File No. 333-31359).

4.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A Post-Effective Amendment No. 2 filed October 22, 1998 (File No. 333-31359).

5.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A Post-Effective Amendment No. 6 filed August 2, 1999 (File No. 333-31359).

6.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A Post-Effective Amendment No. 7 filed September 9, 1999 (File No. 333-31359).

7.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A Post-Effective Amendment No. 9 filed September 29, 2000 (File No. 333-31359).

8.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A Post-Effective Amendment No. 10 filed October 1, 2001 (File No. 333-31359).

9.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A Post-Effective Amendment No. 11 filed September 30, 2002 (File No. 333-31359).

10.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A Post-Effective Amendment No. 12 filed September 29, 2003 (File No. 333-31359).

11.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A Post-Effective Amendment No. 13 filed September 28, 2004 (File No. 333-31359).

12.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A Post-Effective Amendment No. 14 filed July 29, 2005 (File No. 333-31359).

13.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A Post-Effective Amendment No. 15 filed September 28, 2006 (File No. 333-31359).

14.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A Post-Effective Amendment No. 16 filed September 28, 2007 (File No. 333-31359).

15.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A Post-Effective Amendment No. 17 filed September 29, 2008 (File No. 333-31359).

ITEM 24.                Persons Controlled by or Under Common Control with the Registrant

No person is controlled by or under common control with the Registrant.

ITEM 25.                Indemnification

The Declaration of Trust and Bylaws of the Registrant contain provisions covering indemnification of the officers and trustees.  The following are summaries of the applicable provisions.

The Registrant’s Declaration of Trust provides that every person who is or has been a trustee, officer, employee or agent of the Registrant and every person who serves at the trustees’ request as director, officer, employee or agent of another enterprise will be indemnified by the Registrant to the fullest extent permitted by law against all liabilities and against all expenses reasonably incurred or paid by him in connection with any debt, claim, action, demand, suit, proceeding, judgment, decree, liability or obligation of any kind in which he becomes involved as a party or otherwise or is threatened by virtue of his being or having been a trustee, officer, employee or agent of the Registrant or of another enterprise at the request of the Registrant and against amounts paid or incurred by him in the compromise or settlement thereof.

No indemnification will be provided to a trustee or officer: (i) against any liability to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (“disabling conduct”); (ii) with respect to any matter as to which he shall, by the court or other body by or before which the proceeding was brought or engaged, have been finally adjudicated to be liable by reason of disabling conduct; or (iii) in the absence of a final adjudication on the merits that such trustee or officer did not engage in disabling conduct, unless a reasonable determination, based upon a review of the facts that the person to be indemnified is not liable by reason of such conduct, is made by vote of a majority of a quorum of the trustees who are neither interested persons nor parties to the proceedings, or by independent legal counsel, in a written opinion.

The rights of indemnification may be insured against by policies maintained by the Registrant, will be severable, will not affect any other rights to which any trustee, officer, employee or agent may now or hereafter be entitled, will continue as to a person who has ceased to be such trustee, officer, employee, or agent and will inure to the benefit of the heirs, executors and administrators of such a person; provided, however, that no person may satisfy any right of indemnity or reimbursement except out of the property of the Registrant, and no other person will be personally liable to provide indemnity or reimbursement (except an insurer or surety or person otherwise bound by contract).

Article XIV of the Registrant’s Bylaws provides that the Registrant will indemnify each trustee and officer to the full extent permitted by applicable federal, state and local statutes, rules and regulations and the Declaration of Trust, as amended from time to time.  With respect to a proceeding against a trustee or officer brought by or on behalf of the Registrant to obtain a judgment or decree in its favor, the Registrant will provide the officer or trustee with the same indemnification, after the same determination, as it is required to provide with respect to a proceeding not brought by or on behalf of the Registrant.

This indemnification will be provided with respect to an action, suit, or proceeding arising from an act or omission or alleged act or omission, whether occurring before or after the adoption of Article XIV of the Registrant’s Bylaws.

In addition to foregoing statements, the Registrant has entered into an Investment Advisory Agreement with its Adviser and a Distribution Agreement with its Distributor.  These agreements provide indemnification for the respective investment advisers, distributors and their affiliates.  Some of these persons may also be serving as trustees and officers of the Trust.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, (the “Securities Act”) may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 26.                Business and Other Connections of the Investment Advisor

See the Prospectuses section entitled “Management of the Fund”, the Statement of Additional Information section entitled “Management and Other Service Providers” and the Investment Adviser’s Form ADV filed with the Securities and Exchange Commission, which is hereby incorporated by reference, for the activities and affiliations of the officers and directors of the Investment Adviser of the Registrant.  Except as so provided, to the knowledge of Registrant, none of the directors or executive officers of the Investment Adviser are or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.  The Investment Adviser currently serves solely as investment adviser to Wisdom Fund and has no other clients.

ITEM 27.                Principal Underwriter

(a)
Capital Investment Group, Inc. is underwriter and distributor for the EARNEST Partners Fixed Income Trust, The Brown Capital Management Small Company Fund, The Brown Capital Management International Equity Fund, The Brown Capital Management Mid-Cap Fund, the Wisdom Fund, The Hillman Advantage Equity Fund, The Hillman Focused Advantage Fund, the Tilson Dividend Fund, the Tilson Focus Fund, the Giordano Fund, the NCM Capital Mid-Cap Growth Fund, the G5 Arbitrage Fund, the Caritas All-Cap Growth Fund, the FMX Growth Allocation Fund and the FMX Total Return Fund.

(b)
Set forth below is information concerning each director and officer of the Distributor.  The principal business address of the Distributor and each such person is 17 Glenwood Avenue Raleigh, North Carolina 27622, telephone:  919-831-2370.

(1)	(2)	(3)
Name	Position and Offices with Underwriter	Positions and Offices with Registrant
Richard K. Bryant	President	None
E.O. Edgerton, Jr.	Vice President	None
Con T. McDonald	Assistant Vice-President	None
W. Harold Eddins, Jr.	Assistant Vice-President	None
Kurt A. Dressler	Assistant Vice-President	None
Ronald L. King	Chief Compliance Officer	None
(c)	Not applicable.

ITEM 28.	Location of Accounts and Records

All account books and records not normally held by Union Bank of California, N.A. are held by the Registrant, in the offices of The Nottingham Management Company d/b/a The Nottingham Company, Fund Accountant and Administrator to the Registrant; Nottingham Shareholder Services, LLC, Transfer Agent to the Registrant; or by Atlanta Investment Counsel, L.L.C., Investment Adviser to the Wisdom Fund.

The address of Union Bank, N.A., is 350 California Street, 6th Floor, San Francisco, California 94104.  The address of The Nottingham Company is 116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina 27802-0069.  The address of Nottingham Shareholder Services, LLC is 116 South Franklin Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365.  The address of Atlanta Investment Counsel, L.L.C. is 4161 Harris Trail, NW, Atlanta, Georgia 30327.

ITEM 29.	Management Services

None.

ITEM 30.	Undertakings

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (“Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 18 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Rocky Mount, and State of North Carolina on this 28th day of September, 2009.

NEW PROVIDENCE INVESTMENT TRUST

By:        /s/ A. Vason Hamrick
   A. Vason Hamrick
    Secretary

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 18 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

___________*___________ Jack E. Brinson	Trustee and Chairman	September 28, 2009

___________*___________ James H. Speed, Jr.	Trustee	September 28, 2009

___________*___________ C. Douglas Davenport	Trustee, President, Treasurer, Principal Executive Officer, and Principal Financial Officer	September 28, 2009

/s/ Angela D. Mincher Angela D. Mincher	Assistant Secretary and Assistant Treasurer	September 28, 2009

* By: /s/ A. Vason Hamrick A. Vason Hamrick Secretary Attorney-in-Fact	Dated: September 28, 2009